  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 1996


                      REGISTRATION STATEMENT NO. 333-07837


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                         PRE-EFFECTIVE AMENDMENT NO. 3
                                   ON FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                         ACCESS FINANCIAL LENDING CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        400 HIGHWAY 169 SOUTH, SUITE 400         41-1768416
  DELAWARE                  POST OFFICE BOX 26365            (I.R.S. EMPLOYER
(STATE OR OTHER       ST. LOUIS PARK, MINNESOTA 55426-0365   IDENTIFICATION NO)
JURISDICTION OF    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
INCORPORATION OR  NUMBER,INCLUDING AREA CODE, OF AGENT FOR SERVICE)
ORGANIZATION)

                                  JAMES G. RAY
                        400 HIGHWAY 169 SOUTH, SUITE 400
                              POST OFFICE BOX 26365
                      ST. LOUIS PARK, MINNESOTA 55426-0365
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                              CHRIS DIANGELO, ESQ.
                                DEWEY BALLANTINE
                           1301 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.|_|

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.|X|

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.|_|

        If this Form is filed as a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.|_|

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                                      CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                                                Proposed
                                         Amount              Proposed           maximum              Amount of
                                         to be               maximum            aggregate            registration
Title of each class of securities to     registered          aggregate price    offering price(1)    fee(2)
be registered                                                per unit(1)
- ---------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates
Asset Backed Notes
Asset Backed Securities                    $1,000,000          100%               $1,000,000           $345
=====================================================================================================================
(1) Estimated solely for the purpose of calculating the registration fee.
(2) In accordance with Rule 429 under the Securities Act of 1933, the Prospectus included  herein  is  a  combined  prospectus  which  also  relates  to  the
    Registration  Statement  on  Form S-3,  File No. 33-96500 and 333-10743 (the
    "Prior Registration Statement"). The amount of  securities  eligible  to  be sold under the Prior Registration Statement  ($1,407,000  as of September 1,
    1996) shall be carried forward to this Registration Statement.  A filing fee
    in  the   amount  of  $344,482.59  was  paid  with  the  Prior  Registration
    Statement.
                             __________________________



The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

                              CROSS REFERENCE SHEET
                                   TO FORM S-3


                                                                           CAPTION OR LOCATION
ITEM AND CAPTION IN FORM S-3                                               IN PROSPECTUS

 1.   Forepart of the Registration Statement
        and Outside Front Cover Page of
        Prospectus..........................................................Forepart of Registration Statement;
                                                                             Outside Front Cover Page**

 2.   Inside Front and Outside Back Cover Pages of
        Prospectus..........................................................Inside Front Cover Page**;
                                                                             Outside Back Cover Page**
 3.   Summary Information, Risk Factors and Ratio
        of Earnings to Fixed Charges........................................Summary of Prospectus**;
                                                                              Risk Factors**;*

 4.   Use of Proceeds.......................................................Use of Proceeds

 5.   Determination of Offering Price.......................................         *

 6.   Dilution..............................................................         *

 7.   Selling Security Holders..............................................         *

 8.   Plan of Distribution..................................................Methods   of
                                                                              Distribution**

 9.   Description of Securities to be Registered............................Outside Front Cover Page**;
                                                                              Summary of Prospectus**;
                                                                              Description of the Securities**;
                                                                              Federal Income Tax Consequences**

10.   Interests of Named Experts and Counsel................................         *

11.   Material Changes......................................................         *

12.   Incorporation of Certain Information by Reference.....................Inside Front Cover Page**;
                                                                              Incorporation of Certain Documents by Reference

13.   Disclosure of Commission Position on
         Indemnification for Securities Act Liabilities.....................See page II-3

- ------------------------
*  Not applicable or answer is negative.
** To be completed from time to time
     by Prospectus Supplement.

                              SUBJECT TO COMPLETION

                 PRELIMINARY PROSPECTUS DATED SEPTEMBER __, 1996


INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   Asset Backed Securities, issuable in Series

                         Access Financial Lending Corp.
                                     Company


This Prospectus describes certain Asset Backed Securities (the " Securities") that may be issued from time to time in series and certain classes of which may be offered hereby from time to time as described in the related Prospectus Supplement. The Securities will consist of two basic types: (i) Securities of the fixed-income type ("Fixed-Income Securities" or "Offered Securities") and
(ii) Securities of the equity participation type ("Equity Securities"). No Class of Equity Securities will be offered pursuant to this Prospectus or any Prospectus Supplement related hereto. Each series of Securities will be issued by a separate trust (each, a "Trust"). The primary assets of each Trust will consist of a segregated pool (a "Loan Pool") of (A) (i) conventional one- to four-family residential mortgage loans, (ii) multi-family residential mortgage loans, (iii) mortgage loans secured by mortgages on small properties used primarily for residential purposes but also commercial purposes (the "Mixed Use Loans"), (iv) cooperative apartment loans secured by security interests in shares issued by a cooperative housing corporation or (v) home improvement loans each of which is secured by a "dwelling or mixed residential and commercial structure" within the meaning of Section 3(a)(41)(A)(i) of the Securities Exchange Act of 1934, as amended (collectively, the "Mortgage Loans") or (B) contracts for manufactured homes (the "Contracts") (the Mortgage Loans and the Contracts together, the "Loans"), to be acquired by such Trust from Access Financial Lending Corp. ("AFL") or one or more subsidiaries or other affiliated institutions of AFL (together, the "Company"). The Company will originate the Loans or acquire the Loans from one or more affiliated or unaffiliated dealers, brokers, or other financial institutions (the "Originators"). See "The Loan Pools."

The Loans in each Loan Pool and certain other assets described herein under "The Trusts" and in the related Prospectus Supplement (collectively with respect to each Trust, the "Trust Estate") will be held by the related Trust for the benefit of the holders of the related series of Securities (the "Securityholders") pursuant to a Pooling and Servicing Agreement to the extent and as more fully described herein under "the Pooling and Servicing Agreement" and in the related Prospectus Supplement. Each Loan Pool will consist of one or more of the various types of Loans described under "The Loan Pools."

Each series of Securities will include one or more classes. The Securities of any particular class may represent beneficial ownership interests in the related Loans held by the related Trust, or may represent debt secured by such Loans, as described herein under "Description of the Securities" and in the related Prospectus Supplement. A series may include one or more classes of Securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. The rights of one or more classes of Securities of any series may be senior or subordinate to the rights of one or more of the other classes of Securities. A series may include two or more classes of Securities which differ as to the timing, sequential order, priority of payment, interest rate or amount of distributions of principal or interest or both. Information regarding each class of Securities of a series, and certain characteristics of the Loans to be evidenced by such Securities, will be set forth in the related Prospectus Supplement.

                                                  (cover continued on next page)

                                  -------------


THE ASSETS OF THE TRUST ARE THE SOLE SOURCE OF PAYMENTS ON THE RELATED SECURITIES. THE SECURITIES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE SERVICER OR ANY OF THEIR AFFILIATES, EXCEPT AS SET FORTH HEREIN UNDER "UNDERWRITING PROGRAM" AND "DESCRIPTION OF THE SECURITIES" AND IN THE RELATED PROSPECTUS SUPPLEMENT. NEITHER THE SECURITIES NOR THE UNDERLYING LOANS WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE SERVICER OR ANY OF THEIR AFFILIATES, EXCEPT AS SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT. SEE ALSO "RISK FACTORS" ON PAGE 15 HEREOF.


                                  -------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  -------------

Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.


               The date of this Prospectus is September ___, 1996.

(continued from previous page)


The Company's only obligations with respect to a series of Securities will be pursuant to certain representations and warranties made by the Company. The Prospectus Supplement for each series of Securities will name one or more servicers (the "Servicer(s)") which will act directly or through one or more sub-servicers (the "Sub-Servicer(s)"). The principal obligations of the Servicer will be pursuant to its contractual servicing obligations (which may include a limited obligation to make certain advances in the event of delinquencies in payments on the Loans and interest shortfalls due to prepayment of Loans). See "Description of the Securities."


If so specified in the related Prospectus Supplement, the Trust Estate for a series of Securities may include any combination of a mortgage pool insurance policy, letter of credit, financial guaranty insurance policy, bankruptcy bond, special hazard insurance policy, reserve fund or other form of credit enhancement (collectively, "Credit Enhancement"). In addition to or in lieu of the foregoing, Credit Enhancement with respect to certain classes of Securities of any series may be provided by means of subordination, cross-support among Loans or over-collateralization. See "Description of Credit Enhancement."


The rate of payment of principal of each class of Securities entitled to principal payments will depend on the priority of payment of such class and the rate of payment (including prepayments, defaults, liquidations and repurchases of Loans) of the related Loans. A rate of principal payment lower or higher than that anticipated may affect the yield on each class of Securities in the manner described herein under "Maturity and Prepayment Considerations" and in the related Prospectus Supplement. The various types of Securities, the different classes of such Securities and certain types of Loans in a given Loan Pool may have different prepayment risks and credit risks. The Prospectus Supplement for a series of Securities or the related Current Report on Form 8-K will contain information as to (i) types, maturities and certain statistical information relating to credit risks of the Loans in the related Loan Pool, (ii) the effect of certain rates of prepayment, based upon certain specified assumptions for a series of Securities and (iii) priority of payment and maturity dates of the Securities. An investor should carefully review the information in the related Prospectus Supplement concerning the different consequences of the risks associated with the different types and classes of Securities. See "Maturity and Prepayment Considerations" herein. A Trust may be subject to early termination under the circumstances described herein under "The Pooling and Servicing Agreement -- Termination; Retirement of Securities" and in the related Prospectus Supplement.

One or more separate elections may be made to treat a Trust, or one or more segregated pools of assets held by such Trust, as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. If applicable, the Prospectus Supplement for a series of Securities will specify which class or classes of the related series of Securities will be considered to be regular interests in a REMIC and which classes of Securities or other interests will be designated as the residual interest in a REMIC. Alternatively, a Trust may be treated as a grantor trust or as a partnership for federal income tax purposes, or may be treated for federal income tax purposes as a mere security device which constitutes a collateral arrangement for the issuance of secured debt. See "Federal Income Tax Considerations" herein.

Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under "Methods of Distribution" herein and in the related Prospectus Supplement. There will be no secondary market for any series of Securities prior to the offering thereof. There can be no assurance that a secondary market for any of the Securities will develop or, if it does develop, that it will offer sufficient liquidity of investment or will continue.

         No dealer, salesman, or any other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or the related Prospectus Supplement, and, if given or made, such information must not be relied upon as having been authorized by the Company or any dealer, salesman, or any other person. Neither the delivery of this Prospectus or the related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein or therein since the date hereof. This Prospectus and the related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                                TABLE OF CONTENTS


Caption                                                                                                        Page
- -------                                                                                                        ----
INCORPORATION OF CERTAIN DOCUMENTS BY
     REFERENCE..................................................................................................  5

SUMMARY OF PROSPECTUS...........................................................................................  6

RISK FACTORS.................................................................................................... 15
     Risks Associated with the Securities....................................................................... 15
     Risks associated with the Loans............................................................................ 16
     Risks associated with the Mortgage Loans................................................................... 16
     Risks Associated with the Contracts........................................................................ 18
     Legal Considerations....................................................................................... 19

THE TRUSTS...................................................................................................... 22

THE LOAN POOLS.................................................................................................. 28
     General.................................................................................................... 28
     The Loan Pools............................................................................................. 28

UNDERWRITING PROGRAM............................................................................................ 30
     General.................................................................................................... 30
     Mortgage Loan Program...................................................................................... 31
     Manufactured Housing Contract Program...................................................................... 34

DESCRIPTION OF THE SECURITIES................................................................................... 35
     General.................................................................................................... 35
     Form of Securities......................................................................................... 38
     Assignment of Loans........................................................................................ 39
     Forward Commitments; Pre-Funding........................................................................... 40
     Payments on Loans; Deposits to Distribution Account........................................................ 41
     Withdrawals from the Principal and Interest Account........................................................ 44
     Distributions.............................................................................................. 45
     Principal and Interest on the Securities................................................................... 45
     Advances................................................................................................... 46
     Reports to Securityholders................................................................................. 47
     Collection and Other Servicing Procedures.................................................................. 48
     Realization Upon Defaulted Loans........................................................................... 50
     Master Servicer............................................................................................ 50
     Sub-Servicing.............................................................................................. 51

SUBORDINATION................................................................................................... 52

DESCRIPTION OF CREDIT ENHANCEMENT............................................................................... 53

HAZARD INSURANCE; CLAIMS THEREUNDER............................................................................. 58
     Hazard Insurance Policies.................................................................................. 58

THE COMPANY..................................................................................................... 59

THE SERVICER.................................................................................................... 59






Caption                                                                                                        Page
- -------                                                                                                        ----
THE POOLING AND SERVICING AGREEMENT............................................................................. 59

     Servicing and Other Compensation and

         Payment of Expenses.................................................................................... 60
     Evidence as to Compliance.................................................................................. 60
     Removal and Resignation of the Servicer.................................................................... 61
     Resignation of the Master Servicer......................................................................... 62
     Amendments................................................................................................. 62
     Termination; Retirement of Securities...................................................................... 62

THE TRUSTEE..................................................................................................... 63

YIELD CONSIDERATIONS............................................................................................ 65

MATURITY AND PREPAYMENT

     CONSIDERATIONS............................................................................................. 67

CERTAIN LEGAL ASPECTS OF THE LOANS

     AND RELATED MATTERS........................................................................................ 69
     Mortgage Loans............................................................................................. 69
     Manufactured Housing Contracts............................................................................. 76

FEDERAL INCOME TAX CONSIDERATIONS............................................................................... 82
     General.................................................................................................... 82
     Grantor Trust Securities................................................................................... 82
     REMIC Securities........................................................................................... 84
     Debt Securities............................................................................................ 90
     Discount and Premium....................................................................................... 91
     Backup Withholding......................................................................................... 94
     Foreign Investors.......................................................................................... 94
     Taxation of the Securities Classified as
         Partnership Interests.................................................................................. 95

STATE TAX CONSIDERATIONS........................................................................................ 95

ERISA CONSIDERATIONS............................................................................................ 95

LEGAL INVESTMENT MATTERS........................................................................................ 98

USE OF PROCEEDS................................................................................................. 99

METHODS OF DISTRIBUTION......................................................................................... 99

LEGAL MATTERS...................................................................................................100

ADDITIONAL INFORMATION..........................................................................................100

INDEX OF PRINCIPAL DEFINITIONS..................................................................................101

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Securities, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by each respective Trust pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities of such Trust offered hereby shall be deemed to be incorporated by reference into this Prospectus when delivered with respect to such Trust. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         Any person receiving a copy of this Prospectus may obtain, without charge, upon written or oral request, a copy of any of the documents incorporated by reference herein, except for the exhibits to such documents (other than the documents expressly incorporated therein by reference). Requests should be directed to Access Financial Lending Corp., 400 Highway 169 South, Suite 400, Post Office Box 26365, St. Louis Park, Minnesota 55426-0365,
Attention: Corporate Compliance (telephone number 612-542-6500).

                              SUMMARY OF PROSPECTUS

         The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. Capitalized terms used in this summary that are not otherwise defined shall have the meanings ascribed thereto in this Prospectus. An index indicating where certain terms used herein are defined appears at the end of this Prospectus.

Securities Offered................. Asset Backed Securities (the " Securities").

Company............................. Access  Financial  Lending Corp.,  together
                                      with   one  or   more   subsidiaries   and
                                      affiliated  institutions  from  which  any
                                      Trust may acquire Loans.

Servicer............................ One or more  servicers  for each  series of
                                      Securities   will  be   specified  in  the
                                      related Prospectus Supplement. The Company may act as Servicer.


Master Servicer..................... Amaster  servicer  (the "Master  Servicer")
                                      may be specified in the related Prospectus
                                      Supplement   for  the  related  series  of
                                      Securities.  The Company may act as Master
                                      Servicer.    See   "Description   of   the
                                      Securities -- Master Servicer."

Sub-Servicers....................... The Servicer may service the Loans directly
                                      or  through  one  or  more   sub-servicers
                                      (each,  a  "Sub-Servicer")  (any servicer,
                                      Sub-Servicer    and    Master    Servicer,
                                      collectively  the "Servicer")  pursuant to
                                      one or more sub-servicing agreements.  See
                                      "Description    of   the   Securities   --
                                      Sub-Servicing."


Trustee............................. The trustee (the "Trustee") for each series of Securities will be specified in the related Prospectus Supplement.


The Securities...................... Issuance  of  Securities.  Each  series  of
                                      Securities will be issued at the direction
                                      of the Company by a separate  Trust (each,
                                      a  "Trust").  The  primary  assets of each
                                      Trust will  consist of a  segregated  pool
                                      (each,   a   "Loan   Pool")   of  (A)  (i)
                                      conventional     one-    to    four-family
                                      residential     mortgage    loans,    (ii)
                                      multi-family  residential  mortgage loans,
                                      (iii)  mixed  use  mortgage  loans,   (iv)
                                      cooperative  apartment  loans  secured  by
                                      security  interests in shares  issued by a
                                      cooperative  housing  corporation,  or (v)
                                      home improvement loans (collectively,  the
                                      "Mortgage  Loans")   or   (B)  installment
                                      loan   contracts  and   installment   loan
                                      agreements  for  manufactured  homes  (the
                                      "Contracts")  (the  Mortgage Loans and the
                                      Contracts    together,    the    "Loans"),
                                      acquired  by such Trust from the  Company.
                                      The Company  will  originate  the Loans or
                                      acquire   the  Loans   from  one  or  more
                                      originators.  The Securities issued by any
                                      Trust may represent  beneficial  ownership
                                      interests in the related Loans held by the
                                      related  Trust,   or  may  represent  debt
                                      secured by such Loans, as described herein
                                      and in the related Prospectus  Supplement.
                                      Securities   which  represent   beneficial
                                      ownership  interests in the related  Trust
                                      will be referred to as  "Certificates"  in
                                      the   related    Prospectus    Supplement;
                                      Securities  which represent debt issued by
                                      the  related  Trust will be referred to as
                                      "Notes"   in   the   related    Prospectus
                                      Supplement.


                                      Each Trust will be established pursuant to
                                      an agreement  (each, a "Trust  Agreement")
                                      by and between the Company and the Trustee
                                      named therein.  Each Trust  Agreement will
                                      describe the related pool of assets
                                      to be held in trust (each such asset pool,
                                      the "Trust  Estate"),  which will  include
                                      the related  Loans and, if so specified in
                                      the  related  Prospectus  Supplement,  may
                                      include any combination of a mortgage pool
                                      insurance   policy,   letter  of   credit,
                                      financial   guaranty   insurance   policy,
                                      special hazard policy, reserve fund or other form of Credit Enhancement.

                                      The Loans held by each Trust will be serviced by the Servicer pursuant to a servicing agreement (each, a "Servicing Agreement") by and among the Company, the related Servicer and the related Trustee.

                                      With respect to Securities  that represent
                                      debt  issued  by the  related  Trust,  the
                                      related Trust will enter into an indenture
                                      (each, an "Indenture") by and between such
                                      Trust  and  the  trustee   named  on  such
                                      Indenture (the  "Indenture  Trustee"),  as
                                      set  forth  in  the   related   Prospectus
                                      Supplement.   Securities   that  represent
                                      beneficial   ownership  interests  in  the
                                      related Trust will be issued pursuant to the related Trust Agreement.

                                      In the case of any individual  Trust,  the
                                      contractual  arrangements  relating to the
                                      establishment  of the Trust, the servicing
                                      of the related  Loans and the  issuance of
                                      the related Securities may be contained in
                                      a   single   agreement,   or  in   several
                                      agreements  which combine  certain aspects
                                      of  the  Trust  Agreement,  the  Servicing
                                      Agreement  and  the  Indenture   described
                                      above   (for   example,   a  pooling   and
                                      servicing  agreement,  or a servicing  and
                                      collateral  management   agreement).   For
                                      purposes  of  this  Prospectus,  the  term
                                      "Pooling and Servicing  Agreement" as used
                                      with    respect   to   a   Trust    means,
                                      collectively,   and  except  as  otherwise
                                      specified, any and all agreements relating to the establishment of the related Trust, the servicing of the related Loans and the issuance of the related Securities.


                                     Securities  Will Be  Recourse to the Assets
                                      of the Related Trust Only. The sole source
                                      of payment  for any  series of  Securities
                                      will be the  assets of the  related  Trust
                                      (i.e.,  the  related  Trust  Estate).  The
                                      Securities will not be obligations, either
                                      recourse  or   non-recourse   (except  for
                                      certain  non-recourse debt described under
                                      "Federal Income Tax  Considerations"),  of
                                      the    Company,    the    Servicer,    any
                                      Sub-Servicer  or any Person other than the
                                      related  Trust.  In the case of Securities
                                      that   represent    beneficial   ownership
                                      interest in the related Trust Estate, such
                                      Securities will represent the ownership of
                                      such  Trust   Estate;   with   respect  to
                                      Securities  that  represent debt issued by
                                      the related Trust, such Securities will be
                                      secured  by  the  related   Trust  Estate.
                                      Notwithstanding   the  foregoing,  certain
                                      types of Credit Enhancement, such as a financial guaranty insurance policy or a letter of credit, may constitute a full recourse obligation of the issuer of such Credit Enhancement if so specified in the related Prospectus Supplement.

                                     General   Nature  of  the   Securities   as
                                      Investments.  The Securities  will consist
                                      of two basic types:  (i) Securities of the
                                      fixed-income    type    ("    Fixed-Income
                                      Securities" or "Offered  Securities")  and
                                      (ii)     Securities    of    the    equity
                                      participation type ("Equity  Securities").
                                      No  Class  of  Equity  Securities  will be
                                      offered pursuant to this Prospectus or any
                                      Prospectus   Supplement   related  hereto.
                                      Fixed-Income  Securities will generally be
                                      styled  as  debt  instruments,   having  a
                                      principal balance and a specified interest
                                      rate  ("  Interest  Rate").   Fixed-Income
                                      Securities   may  be   either   beneficial
                                      ownership  interests in the related  Loans
                                      held  by  the   related   Trust,   or  may
                                      represent debt secured by such Loans. Each series

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



                                      or class of Fixed-Income Securities may have a different Interest Rate, which may be a fixed or adjustable Interest Rate. The related Prospectus Supplement will specify the Interest Rate for each series or class of Fixed-Income Securities, or the initial Interest Rate and the method for determining subsequent changes to the Interest Rate.


                                      A series may include  one or more  classes
                                      of   Fixed-Income    Securities    ("Strip
                                      Securities")  entitled  (i)  to  principal
                                      distributions,    with   disproportionate,
                                      nominal or no interest  distributions,  or
                                      (ii)  to  interest   distributions,   with
                                      disproportionate,  nominal or no principal
                                      distributions.  In addition,  a series may
                                      include    two   or   more    classes   of
                                      Fixed-Income  Securities that differ as to
                                      timing,   sequential  order,  priority  of
                                      payment,   Interest   Rate  or  amount  of
                                      distributions  of principal or interest or
                                      both,  or as  to  which  distributions  of
                                      principal or interest or both on any class
                                      may  be  made  upon  the   occurrence   of
                                      specified  events,  in  accordance  with a
                                      schedule  or  formula,  or on the basis of
                                      collections  from  designated  portions of
                                      the related  Loan Pool,  which  series may
                                      include    one   or   more    classes   of
                                      Fixed-Income      Securities     ("Accrual
                                      Securities"),  as to which certain accrued
                                      interest  will  not  be  distributed   but
                                      rather  will  be  added  to the  principal
                                      balance (or nominal principal balance,  in
                                      the case of Accrual  Securities  which are
                                      also  Strip  Securities)  thereof  on each
                                      Payment Date, as  hereinafter  defined and
                                      in  the  manner   described  herein  under
                                      "Description of the Securities -- General" and specified in the related Prospectus Supplement.


                                      If so provided  in the related  Prospectus
                                      Supplement,  a series  of  Securities  may
                                      include  one  or  more  other  classes  of
                                      Fixed-Income Securities (collectively, the
                                      "Senior  Securities")  that are  senior to
                                      one or more other classes of  Fixed-Income
                                      Securities (collectively, the "Subordinate
                                      Securities")   in   respect   of   certain
                                      distributions  of  principal  and interest
                                      and  allocations  of losses  on Loans.  In
                                      addition,  certain  classes  of Senior (or
                                      Subordinate)  Securities  may be senior to
                                      other  classes of Senior (or  Subordinate)
                                      Securities     in    respect    of    such
                                      distributions or losses.


                                      Equity Securities will represent the right
                                      to receive  the  proceeds  of the  related
                                      Trust Estate  after all required  payments
                                      have been made to the  Securityholders  of
                                      the related Fixed-Income  Securities (both
                                      Senior    Securities    and    Subordinate
                                      Securities),  and  following  any required
                                      deposits to any reserve  account which may
                                      be  established  for  the  benefit  of the
                                      Fixed-Income Securities. Equity Securities
                                      may constitute what are commonly  referred
                                      to as the "residual  interest",  "seller's
                                      interest"  or  the  "general   partnership
                                      interest", depending upon the treatment of
                                      the related  Trust for federal  income tax
                                      purposes.   As   distinguished   from  the
                                      Fixed-Income   Securities,    the   Equity
                                      Securities  will not be  styled  as having
                                      principal  and  interest  components.  Any
                                      losses  suffered by the related Trust will
                                      first be absorbed by the related  class of
                                      Equity  Securities,  as  described  herein
                                      under   "Description   of  the  Securities
                                      --General"  and  specified  in the related
                                      Prospectus Supplement.


                                      No  Class  of  Equity  Securities  will be
                                      offered pursuant to this Prospectus or any
                                      Prospectus   Supplement   related  hereto.
                                      Equity  Securities  may  be  offered  on a
                                      private  placement  basis or pursuant to a
                                      separate  Registration   Statement  to  be
                                      filed by the Company. In addition, the

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



                                      Company may initially or permanently hold any Equity Securities issued by any Trust.


                                     General  Payment  Terms of  Securities.  As
                                      provided  in  the   related   Pooling  and
                                      Servicing   Agreement   and  as  described
                                      herein   under    "Description    of   the
                                      Securities -- General" and as specified in
                                      the   related    Prospectus    Supplement,
                                      Securityholders   will  be   entitled   to
                                      receive  payments on their  Securities  on
                                      specified dates (each, a "Payment  Date").
                                      Payment Dates with respect to Fixed-Income
                                      Securities  will occur monthly,  quarterly
                                      or  semi-annually,  as  specified  in  the
                                      related Prospectus Supplement; Payments on
                                      Equity  Securities,  if  any,  will  occur
                                      monthly,  quarterly  or  semi-annually  as
                                      specified   in  the   related   Prospectus
                                      Supplement.

                                      The  related  Prospectus  Supplement  will
                                      specify   a  date  (the   "Record   Date")
                                      preceding such Payment Date, as of which the Trustee or its paying agent will fix the identity of the Securityholders for the purpose of receiving payments on the next succeeding Payment Date.

                                      Each Pooling and Servicing  Agreement will
                                      specify  a period  (each,  a "  Remittance
                                      Period")  antecedent  to each Payment Date
                                      (for example,  in the case of  monthly-pay
                                      Securities,  the calendar month  preceding
                                      the month in which a Payment  Date  occurs
                                      or   such   other    specified    period).
                                      Collections received on or with respect to
                                      the  related  Loans  during  a  Remittance
                                      Period  will be required to be remitted by
                                      the Servicer to the related  Trustee prior
                                      to the  related  Payment  Date and will be
                                      used to fund  payments to  Securityholders
                                      on  such   Payment   Date.   The   related
                                      Prospectus Supplement will specify whether
                                      the   related    Pooling   and   Servicing
                                      Agreement  will  provide  that  all  or  a
                                      portion of the  principal  collected on or
                                      with  respect to the related  Loans may be
                                      applied  by  the  related  Trustee  to the
                                      acquisition  of additional  Loans during a
                                      specified  period  (rather than be used to
                                      fund     payments    of    principal    to
                                      Securityholders  during such  period) with
                                      the  result  that the  related  securities
                                      will possess an interest-only period, also
                                      commonly   referred   to  as  a  revolving
                                      period,  which  will  be  followed  by  an
                                      amortization      period.     Any     such
                                      interest-only  or  revolving  period  may,
                                      upon  the  occurrence  of  certain  events
                                      described herein under "Description of the
                                      Securities -- General" and as specified in
                                      the   related    Prospectus    Supplement,
                                      terminate   prior   to  the   end  of  the
                                      specified period and result in the earlier than expected amortization of the related Securities.




                                      In   addition,   the  related   Prospectus
                                      Supplement   will   specify   whether  the
                                      related  Pooling and  Servicing  Agreement
                                      may provide  that all or a portion of such
                                      collected principal may be retained by the
                                      Trustee  (and  held in  certain  temporary
                                      investments,   including   Loans)   for  a
                                      specified  period  prior to being  used to
                                      fund     payments    of    principal    to
                                      Securityholders.

                                      The result of such retention and temporary
                                      investment   by  the   Trustee   of   such
                                      principal    would    be   to   slow   the
                                      amortization    rate   of   the    related
                                      Securities  relative  to the  amortization
                                      rate of the related  Loans,  or to attempt
                                      to  match  the  amortization  rate  of the
                                      related   Securities  to  an  amortization
                                      schedule  established  at  the  time  such
                                      Securities  are issued.  Any such  feature
                                      applicable to any Securities may terminate
                                      upon the  occurrence  of events  described
                                      herein   under    "Description    of   the

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





                                      Securities -- General" and as specified in
                                      the   related    Prospectus    Supplement,
                                      resulting in the current  distribution  of
                                      principal   payments   to  the   specified
                                      Securityholders and an acceleration of the amortization of such Securities.


                                      Neither the  Securities nor the underlying
                                      Loans will be guaranteed or insured by any governmental agency or instrumentality or the Company, the Servicer, any Master Servicer, any Sub-Servicer or any of their affiliates.

No Investment Companies............. Neither  the  Company  nor any  Trust  will register as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").


Cross-Collateralization............  The source of  payment  for  Securities  of each series will be the assets of the related Trust Estate only. However, the related Prospectus Supplement may specify that a Trust Estate includes the right to receive moneys from a common pool of Credit Enhancement which may be available for more than one series of Securities, such as a master reserve account or a master insurance policy. Notwithstanding the foregoing, no collections on any Loans held by any Trust may be applied to the payment of Securities issued by any other Trust (except to the limited extent that certain collections in excess of amounts needed to pay the related Securities may be deposited in a common, master reserve account that provides Credit Enhancement for more than one series of Securities).

The Loan Pools...................... Each Trust Estate will consist primarily of
                                      Loans   secured   by   liens   on   one-to
                                      four-family     residential    properties,
                                      multi-family residential properties, mixed
                                      use properties,  cooperative apartments or
                                      installment loan contracts and installment
                                      loan  agreements  for  manufactured  homes
                                      (such  liens,  the  "Mortgages",  and such
                                      property, the " Property"), located in any
                                      one of the fifty  states,  the District of
                                      Columbia,   Puerto   Rico  or  any   other
                                      Territories  of  the  United  States.  All
                                      Loans  will  have  been  acquired  by  the
                                      related  Trust from the  Company or at the
                                      Company's   direction  from  one  or  more
                                      originators.  All  Loans  will  have  been
                                      originated  either  by  (i)  one  or  more
                                      institutions  affiliated with the Company,
                                      (ii) one or more institutions unaffiliated
                                      with the Company or (iii) the Company.  In
                                      addition,  the Loans may be  purchased  by
                                      the  Company as bulk  acquisitions  ("Bulk
                                      Acquisitions")   or   on   a   "spot"   or
                                      negotiated       basis        ("Negotiated
                                      Transactions").  The Loans  generally will
                                      have  been  originated   pursuant  to  the
                                      Company's   underwriting   guidelines   in
                                      effect  as of the date on  which  the Loan
                                      was  submitted to the Company  pursuant to
                                      the  Company's  Loan  Program  (as defined
                                      herein).  See "Underwriting  Program." For
                                      a  description  of  the   types  of  Loans
                                      that may be included in the Loan Pools, see "The Loan Pools--The Loans."

                                      If  specified  in the  related  Prospectus
                                      Supplement, Loans that are converted from an adjustable rate to a fixed rate will be repurchased by the Company or purchased by the applicable Sub-Servicer, Servicer or another party, or a designated remarketing agent will use its best efforts to arrange the sale thereof as further described herein. See "The Loan Pools."


                                      A Current Report on Form 8-K will be available to purchasers or underwriters of the related series of Securities and will generally be

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



                                      filed,  together with the related  Pooling
                                      and   Servicing   Agreement,    with   the
                                      Securities and Exchange Commission within fifteen days after the initial issuance of such series.

Forward Commitments;
  Pre-Funding....................... A Trust may enter into an agreement  (each, a "Forward  Purchase  Agreement") with the
                                      Company  whereby the Company will agree to
                                      transfer    additional    Loans   (the   "
                                      Subsequent Loans") to such Trust from time
                                      to time during the time  period  specified
                                      in the related Prospectus  Supplement (the
                                      "Funding  Period").  Any Forward  Purchase
                                      Agreement  will  require that any Loans so
                                      transferred  to a  Trust  conform  to  the
                                      requirements  specified  in  such  Forward
                                      Purchase  Agreement,  this  Prospectus and
                                      the  related  Prospectus  Supplement.   In
                                      addition,  the Forward Purchase  Agreement
                                      will  state  that the  Company  shall only
                                      transfer  the  Subsequent  Loans  upon the
                                      satisfaction   of   certain    conditions,
                                      including  that  the  Company  shall  have
                                      delivered  opinions of counsel  (including
                                      bankruptcy,  corporate  and tax  opinions)
                                      with   respect  to  the  transfer  of  the
                                      Subsequent   Loans   to  the   Certificate
                                      Insurer,   the  Rating  Agencies  and  the
                                      Trustee.  If a Forward Purchase  Agreement
                                      is to be  utilized,  the  related  Trustee
                                      will  be   required   to   deposit   in  a
                                      segregated  account  (each, a "Pre-Funding
                                      Account")   a  portion  of  the   proceeds
                                      received by the Trustee in connection with
                                      the  sale  of  one  or  more   classes  of
                                      Securities of the related series (such amount, the "Pre-Funded Amount"). Prior to the investment of the Pre-Funded Amount in additional Loans, such Pre-Funded Amount will be invested in one or more Eligible Investments. Any Eligible Investment must mature no later than the Business Day prior to the next Distribution Date.

                                      During any  Funding  Period,  the  Company
                                      will  be  obligated  (subject  only to the
                                      availability  thereof)  to transfer to the
                                      related Trust Fund,  additional Loans from
                                      time to time during such  Funding  Period.
                                      Such additional  Loans will be required to
                                      satisfy certain eligibility  criteria more
                                      fully set forth in the related  Prospectus
                                      Supplement which eligibility criteria will
                                      be   consistent   with   the   eligibility
                                      criteria of the Loans included in the Trust Fund as of the Closing Date subject to such exceptions as are expressly stated in such Prospectus Supplement.


                                      Although  the specific  parameters  of the
                                      Pre-Funding  Account  with  respect to any
                                      issuance of  Securities  will be specified
                                      in the related Prospectus  Supplement,  it
                                      is  anticipated   that:  (a)  the  Funding
                                      Period  will not  exceed 120 days from the
                                      related   Closing   Date,   (b)  that  the
                                      additional Loans to be acquired during the
                                      Funding Period will be subject to the same
                                      representations   and  warranties  as  the
                                      Loans included in the related Trust Fund on the Closing Date and (c) that the Pre-Funded Amount will not exceed 25% of the principal amount of the Securities issued pursuant to a particular offering.


Credit Enhancement.................. If   so   specified   in   the   Prospectus
                                      Supplement,  the Trust Estate with respect
                                      to any series of  Securities  may  include
                                      any one or any  combination of a letter of
                                      credit,  mortgage pool  insurance  policy,
                                      special    hazard    insurance     policy,
                                      bankruptcy   bond,    financial   guaranty
                                      insurance policy, reserve fund or other type of Credit Enhancement to provide full or partial coverage for certain defaults and losses relating to the Loans. Credit support also may be provided in the form of the related class of Equity Securities, and/or by subordination of one or more classes of

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                                      Fixed-Income  Securities in a series under
                                      which  losses in excess of those  absorbed
                                      by any related class of Equity  Securities
                                      are  first  allocated  to any  Subordinate
                                      Securities   up  to  a  specified   limit,
                                      cross-support  among  groups  of  Loans or
                                      overcollateralization. If specified in the
                                      related   Prospectus    Supplement,    the
                                      mortgage pool  insurance  policy will have
                                      certain     exclusions    from    coverage
                                      thereunder, which may be accompanied by one or more separate Credit Enhancements that may be obtained to cover certain of such exclusions. To the extent not set forth herein, the amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and related information will be set forth in the Prospectus Supplement relating to a series of Securities. See "Description of Credit Enhancement" and "Subordination."

Advances............................ If  specified  in  the  related  Prospectus
                                      Supplement,  the Servicer may be obligated
                                      to make certain  advances  with respect to
                                      payments of delinquent  scheduled interest
                                      and/or principal on the Loans, but only to
                                      the extent that the Servicer believes that
                                      such  amounts will be  recoverable  by it.
                                      Any such advance made by the Servicer with
                                      respect to a Loan is  recoverable by it as
                                      provided herein under  "Description of the
                                      Securities--Advances"      either     from
                                      recoveries  on the specific  Loan or, with
                                      respect to any such  advance  subsequently
                                      determined  to be  nonrecoverable,  out of
                                      funds  otherwise   distributable   to  the
                                      holders   of   the   related   series   of
                                      Securities, which may include the holders of any Senior Securities of such series.

                                      If  specified  in the  related  Prospectus
                                      Supplement,  the  Servicer may be required
                                      to  advance   Compensating   Interest   as
                                      defined hereafter under "Description of the Securities--Advances."


                                      In addition, the Servicer will be required
                                      to pay  all  "out  of  pocket"  costs  and
                                      expenses  incurred in the  performance  of
                                      its servicing obligations, but only to the
                                      extent   that  the   Servicer   reasonably
                                      believes  that such amounts will  increase
                                      Net  Liquidation  Proceeds  on the related
                                      Loan.    See     "Description    of    the
                                      Securities--Advances."

Optional Termination................ The Servicer, the Company, or, if specified in the related Prospectus Supplement,  the
                                      holders  of the  related  class of  Equity
                                      Securities  or the Credit  Enhancer may at
                                      their   respective   option  effect  early
                                      retirement   of  a  series  of  Securities
                                      through  the  purchase  of the  Loans  and
                                      other  assets in the related  Trust Estate
                                      under the  circumstances and in the manner
                                      set forth  herein  under "The  Pooling and
                                      Servicing          Agreement--Termination;
                                      Retirement  of  Securities"   and  in  the
                                      related Prospectus  Supplement.  Generally
                                      such  parties  will  have  the  repurchase
                                      option  only  after  the  aggregate   Pool
                                      principal balance has declined to ten percent or a percentage to be set forth in the related Prospectus Supplement of the initial Pool principal balance.

Mandatory Termination;
  Auction Sale...................... The Trustee,  the Servicer or certain other
                                      entities    specified   in   the   related
                                      Prospectus  Supplement  may be required to
                                      effect  early  retirement  of a series  of
                                      Securities by soliciting  competitive bids
                                      for  the  purchase  of the  related  Trust
                                      Estate   or    otherwise,    under   other
                                      circumstances and in the manner specified in "The Pooling and Servicing

                                      Agreement--Termination;    Retirement   of
                                      Securities" and in the related  Prospectus
                                      Supplement.


                                     If set  forth  in  the  related  Prospectus
                                      Supplement,  the mandatory termination may
                                      take the form of an auction sale. Within a
                                      certain   period   following   the   first
                                      Remittance  Date as of which the aggregate
                                      Pool principal balance is less than 10% or
                                      a  percentage  set  forth  in the  related
                                      Prospectus   Supplement   of  the  initial
                                      aggregate Pool principal  balance,  if the
                                      optional  termination  right  has not been
                                      exercised by the parties having such right
                                      by such date,  the Trustee  shall  solicit
                                      bids  for  the   purchase   of  all  Loans
                                      remaining in the Trust.  In the event that
                                      satisfactory   bids   are    received   as
                                      specified  in  the  related   Pooling  and
                                      Servicing Agreement, the net sale proceeds
                                      will be distributed to Certificateholders,
                                      in  the   same   order  of   priority   as
                                      collections  received  in  respect  of the
                                      Loans.  If   satisfactory   bids  are  not
                                      received,  the  Trustee  shall  decline to
                                      sell the  Loans and shall not be under any
                                      obligation  to solicit any further bids or
                                      otherwise  negotiate  any further  sale of
                                      the  Loans.   Such  sale  and   consequent
                                      termination of the Trust must constitute a
                                      "qualified   liquidation"  of  each  REMIC
                                      established  by the  Trust  under  Section
                                      860F of the Internal Revenue Code of 1986,
                                      as amended, including, without limitation,
                                      the   requirement   that   the   qualified
                                      liquidation takes place over a period not to exceed 90 days.

Legal Investment.................... Not all of the Loans in a  particular  Loan
                                      Pool   may    represent    first    liens.
                                      Accordingly,  as  disclosed in the related
                                      Prospectus Supplement,  certain classes of
                                      Offered  Securities  and  by  the  related
                                      Prospectus  Supplement  may not constitute
                                      "mortgage related securities" for purposes
                                      of   the   Secondary    Mortgage    Market
                                      Enhancement Act of 1984 ("SMMEA") and, if so, will not be legal investments for certain types of institutional investors under SMMEA.


                                      Institutions  whose investment  activities
                                      are subject to legal  investment  laws and
                                      regulations   or  to  review  by   certain
                                      regulatory  authorities  may be subject to
                                      additional  restrictions  on investment in
                                      certain  classes of  Securities.  Any such
                                      institution  should  consult its own legal
                                      advisors  in  determining  whether  and to
                                      what   extent   a  class   of   Securities
                                      constitutes legal investments for such investors. See "Legal Investment" herein.

ERISA Considerations................ A fiduciary of an employee benefit plan and
                                      certain   other   retirement   plans   and
                                      arrangements,     including     individual
                                      retirement  accounts and annuities,  Keogh
                                      plans, and collective investment funds and
                                      separate  accounts  in which  such  plans,
                                      accounts,  annuities or  arrangements  are
                                      invested,  that is subject to the Employee
                                      Retirement Income Security Act of 1974, as
                                      amended (" ERISA"), or Section 4975 of the
                                      Code (each such entity,  a "Plan")  should
                                      carefully  review with its legal  advisors
                                      whether   the   purchase   or  holding  of
                                      Securities    could   give   rise   to   a
                                      transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. Investors are advised to consult their counsel and to review "ERISA Considerations" herein and in the Prospectus Supplement.

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Federal Income Tax
  Considerations.................... Securities  of each series  offered  hereby will, for federal income tax purposes, constitute either (i) interests ("Grantor Trust Securities") in a Trust treated as a grantor trust under applicable provisions of the Code, (ii) "regular interests" ("REMIC Regular Securities") or "residual interests" ("REMIC Residual Securities") in a Trust treated as a REMIC (or, in certain instances, containing one or more REMIC's) under Sections 860A through 860G of the Code, (iii) debt issued by a Trust ("Debt Securities") or (iv) interests in a Trust which is treated as a partnership (" Partnership Interests").


                                      The  Offered Securities generally  will be
                                      treated as debt  instruments  in the hands
                                      of  the  Securityholders,   regardless  of
                                      which technical type of securities are being offered.


                                      Investors are advised to consult their tax advisors and to review "Federal Income Tax Considerations" herein and in the related Prospectus Supplement.


Registration of
  Securities........................ Securities  may be  represented  by  global securities  registered in the name of Cede
                                      &  Co.   ("Cede"),   as   nominee  of  The
                                      Depository  Trust  Company   ("DTC"),   or
                                      another   nominee  as   specified  in  the
                                      related  Prospectus  Supplement.  In  such
                                      case, Securityholders will not be entitled
                                      to    receive    definitive     securities
                                      representing     such     Securityholders'
                                      interests, except in certain circumstances
                                      described   herein  and  in  the   related
                                      Prospectus Supplement. See "Description of
                                      the    Securities--Form   of   Securities"
                                      herein.


Ratings............................. Each  class  of   Fixed-Income   Securities
                                      offered pursuant to the related Prospectus
                                      Supplement  will  be  rated  in one of the
                                      four highest  rating  categories by one or
                                      more    "national    statistical    rating
                                      organizations",    as   defined   in   the
                                      Securities   Exchange  Act  of  1934,   as
                                      amended (the "Exchange Act"), and commonly
                                      referred  to as  "Rating  Agencies".  Such
                                      ratings  will  address,  in the opinion of
                                      such Rating Agencies,  the likelihood that
                                      the  related  Trust  will  be able to make
                                      timely  payment of all  amounts due on the
                                      related    Fixed-Income    Securities   in
                                      accordance  with the terms  thereof.  Such
                                      ratings   will    neither    address   any
                                      prepayment    or   yield    considerations
                                      applicable   to   any    Securities    nor
                                      constitute a recommendation to buy, sell or hold any Securities.

                                      Equity Securities generally will not be rated, but if such Securities are rated, they likely will be rated below investment grade.

                                      The ratings  expected to be received  with
                                      respect  to  any  Securities  will  be set
                                      forth    in   the    related    Prospectus
                                      Supplement.

Risk Factors........................ For a  discussion  of certain  factors that
                                      should  be   considered   by   prospective
                                      investors  in the  Securities,  see  "Risk
                                      Factors"   herein   and  in  the   related
                                      Prospectus Supplement.

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




                                  RISK FACTORS

         Investors should consider, among other things, the following factors in connection with the purchase of the Securities.

Risks Associated with the Securities


         The assets of the Trust Fund, as well as any applicable Credit Enhancement, will be limited and, if such assets and/or Credit Enhancement becomes insufficient to service the related Securities, losses may result. The Securities will not represent an interest in or obligation, either recourse or non-recourse (except for certain non-recourse debt described under "Federal Income Tax Considerations"), of the Company, the Servicer, the Master Servicer, if any, or any person other than the related Trust. The only obligations of the foregoing entities with respect to the Securities or the Loans will be the obligations (if any) of the Company, the Servicer and the Master Servicer, if any, pursuant to certain limited representations and warranties made with respect to the Loans, the Servicer's servicing obligations under the related Pooling and Servicing Agreement (including its limited obligation, if any, to make certain advances in the event of delinquencies on the Loans, but only to the extent deemed recoverable) and, if and to the extent expressly specified in the related Prospectus Supplement, certain limited obligations of the Company, Servicer, applicable Sub-Servicer, or another party in connection with a purchase obligation ("Purchase Obligation") or an agreement to purchase or act as remarketing agent with respect to a Convertible Loan (as defined herein) upon conversion to a fixed rate. Notwithstanding the foregoing, and as to be specified in the related Prospectus Supplement, certain types of Credit Enhancement, such as a financial guaranty insurance policy or a letter of credit, may constitute a full recourse obligation of the issuer of such Credit Enhancement. See "Description of Credit Enhancement" herein. Unless specified in the related Prospectus Supplement, neither the Securities nor the underlying Loans will be guaranteed or insured by any governmental agency or instrumentality, or by the Company, the Trustee, the Servicer, the Master Servicer, if any, any Sub-Servicer or any of their affiliates. Proceeds of the assets included in the related Trust Estate for each series of Securities (including the Loans and any form of Credit Enhancement) will be the sole source of payments on the Securities, and there will be no recourse to the Company or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Securities.


         An investment in any Security may be an Illiquid Investment, which may result in the Securityholder holding such investment to maturity. There can be no assurance that a secondary market for the Securities of any series or class will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or that it will continue for the life of the Securities of any series. The Prospectus Supplement for any series of Securities may indicate that an underwriter specified therein intends to establish a secondary market in such Securities; however, no underwriter will be obligated to do so. The Securities will not be listed on any securities exchange.

         Credit Enhancement will be limited in amount and scope of coverage and may not be sufficient to cover losses. With respect to each series of Securities, Credit Enhancement will be provided in limited amounts to cover certain types of losses on the underlying Loans. Credit Enhancement will be provided in one or more of the forms referred to herein, including, but not limited to: a letter of credit; a Purchase Obligation; a mortgage pool insurance policy; a special hazard insurance policy; a bankruptcy bond; a reserve fund; a financial guaranty insurance policy or other type of Credit Enhancement to provide partial coverage for certain defaults and losses relating to the Loans. Credit Enhancement also may be provided in the form of the related class of Equity Securities, subordination of one or more classes of Fixed-Income Securities in a series under which losses in excess of those absorbed by any related class of Equity Securities are first allocated to any Subordinate Securities up to a specified limit, cross-support among groups of Loans and/or overcollateralization. In addition, Credit Enhancement may take the form of a master reserve account, into which certain collections in excess of amounts needed to pay the related Securities may be deposited, which provides support for more than one series of Securities. See "Subordination" and "Description of Credit Enhancement" herein. Regardless of the form of Credit Enhancement provided, the coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, such Credit Enhancements may provide only very limited coverage as to certain types of losses, and may provide no coverage as to certain other

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




types of losses. Generally, Credit Enhancements do not directly or indirectly guarantee to the investors any specified rate of prepayments. To the extent not set forth herein, the amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and related information will be set forth in the Prospectus Supplement relating to a series of Securities. See "Description of Credit Enhancement" and "Subordination."

Risks associated with the Loans

         Bankruptcy of Obligors may cause losses. General economic conditions have an impact on the ability of an obligor of a Loan (an "Obligor") to repay the Loan. Loss of earnings, illness and other similar factors also may lead to an increase in delinquencies and bankruptcy filings by Obligors. In the event of personal bankruptcy of an Obligor, it is possible that a Trust could experience a loss with respect to such Obligor's Loan. In conjunction with an Obligor's bankruptcy, a bankruptcy court may suspend or reduce the payments of principal and interest to be paid with respect to such Loan or permanently reduce the principal balance of such Loan thereby either delaying or permanently limiting the amount received by the Trust with respect to such Loan. Moreover, in the event a bankruptcy court prevents the transfer of the related Property to a Trust, any remaining balance on such Loan may not be recoverable.

         Certain Loans may be originated or structured in "non-traditional" ways, which could increase risk. The Company's underwriting standards consider, among other things, an obligor's credit history, repayment ability and debt service-to-income ratio, as well as the value of the property; however, the Company's Loan Program (as hereinafter defined) generally provides for the origination of Loans relating to non-conforming credits. Certain of the types of loans that may be included in the Loan Pools may involve additional uncertainties not present in traditional types of loans. For example, certain of the Loans may provide for escalating or variable payments by the borrower under the Loan, as to which the Obligor is generally qualified on the basis of the initial payment amount. In some instances the Obligors' income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase. For a more detailed discussion, see "Loan Program."


         Certain risks relating to differing underwriting criteria. The Loans used in a particular Trust Fund may have been purchased by the Company from one or more originators, and may, to the extent specified in the related Prospectus Supplement, have been originated using underwriting criteria different from that of the Company. However, the Loans included in a particular Trust Fund will satisfy the criteria set forth in the related Prospectus Supplement.


Risks associated with the Mortgage Loans

         Junior Liens may experience higher rates of delinquencies and losses. Certain of the Mortgage Loans will be secured by junior liens subordinate to the rights of the mortgagee or beneficiary under each related senior mortgage or deed of trust. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of a mortgage loan only to the extent that the claims, if any, of each such senior mortgagee or beneficiary are satisfied in full, including any related foreclosure costs. In addition, a mortgagee secured by a junior lien may not foreclose on the related mortgaged property unless it forecloses subject to the related senior mortgage or mortgages, in which case it must either pay the entire amount of each senior mortgage to the applicable mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on each senior mortgage in the event of default thereunder. In servicing junior lien loans, a Servicer generally would satisfy each such senior mortgage at or prior to the foreclosure sale only to the extent that it determines any amounts so paid will be recoverable from future payments and collections on such junior lien loans or otherwise. The Trusts will not have any source of funds to satisfy any such senior mortgage or make payments due to any senior mortgagee. See "Certain Legal Aspects of the Loans and Related Matters--Foreclosure."

                  Property values may decline, leading to higher losses. An investment in securities such as the Securities that generally represent beneficial ownership interests in the Mortgage Loans or debt secured by such

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Mortgage Loans may be affected by, among other things,  a decline in real estate values and changes in the borrowers' financial condition. No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of any senior liens, the Mortgage Loans and any secondary financing on the Properties in a particular Loan Pool become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the nonconforming credit mortgage lending industry. Such a decline could extinguish the interest of the related Trust in the Properties before having any effect on the interest of the related senior mortgagee. In addition, in the case of Mortgage Loans that are subject to negative amortization, due to the addition to principal balance of deferred interest ("Deferred Interest"), the principal balances of such Mortgage Loans could be increased to an amount equal to or in excess of the value of the underlying Properties, thereby increasing the likelihood of default. To the extent that such losses are not covered by the applicable Credit Enhancement, holders of Securities of the series evidencing interests in the related Loan Pool will bear all risk of loss resulting from default by Obligors and will have to look primarily to the value of the Properties for recovery of the outstanding principal and unpaid interest on the defaulted Mortgage Loans.

         Balloon Loans may experience higher rates of delinquencies and losses. Certain of the Mortgage Loans may constitute " Balloon Loans." Balloon Loans are originated with a stated maturity of less than the period of time of the corresponding amortization schedule. Consequently, upon the maturity of a Balloon Loan, the Obligor will be required to make a "balloon" payment that will be significantly larger than such Obligor's previous monthly payments. The ability of such a Obligor to repay a Balloon Loan at maturity frequently will depend on such Obligor's ability to refinance the Mortgage Loan. The ability of a Obligor to refinance such a Mortgage Loan will be affected by a number of factors, including the level of available mortgage rates at the time, the value of the related Property, the Obligor's equity in the related Property, the financial condition of the Obligor, the tax laws and general economic conditions at the time.

         Although a low interest rate environment may facilitate the refinancing of a balloon payment, the receipt and reinvestment by Securityholders of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Obligor to accomplish a refinancing and may result in delinquencies or defaults. None of the Company, the Servicer, the Master Servicer, if any, any Sub-Servicer or the Trustee will be obligated to provide funds to refinance any Mortgage Loan, including Balloon Loans.

         Foreclosure of Properties may be subject to substantial delay, resulting in longer maturity securities as well as higher losses. Even assuming that the Properties provide adequate security for the Mortgage Loans, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans and corresponding delays in the receipt of related proceeds by the Securityholders could occur. An action to foreclose on a Property securing a Mortgage Loan is regulated by state statutes, rules and judicial decisions and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Property. In the event of a default by a Obligor, these restrictions, among other things, may impede the ability of the Servicer to foreclose on or sell the Property or to obtain liquidation proceeds (net of expenses) ("Liquidation Proceeds") sufficient to repay all amounts due on the related Mortgage Loan. The Servicer will be entitled to deduct from Liquidation Proceeds all expenses reasonably incurred in attempting to recover amounts due on the related liquidated Mortgage Loan (" Liquidated Mortgage Loan") and not yet repaid, including payments to prior lienholders, accrued Servicing Fees, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses. In the event that any Properties fail to provide adequate security for the related Mortgage Loans and insufficient funds are available from any applicable Credit Enhancement, Securityholders could experience a loss on their investment.

         Liquidation expenses with respect to defaulted Mortgage Loans do not vary directly with the outstanding principal balance of the Mortgage Loan at the time of default. Therefore, assuming that a servicer takes the same steps in realizing upon a defaulted Mortgage Loan having a small remaining principal balance as it would in the case of a defaulted Mortgage Loan having a larger principal balance, the amount realized after expenses of

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liquidation  would be less as a percentage of the outstanding  principal balance of the smaller principal balance Mortgage Loan than would be the case with a larger principal balance Mortgage Loan.

         Under environmental legislation and judicial decisions applicable in various states, a secured party that takes a deed in lieu of foreclosure, or acquires at a foreclosure sale a Property that, prior to foreclosure, has been involved in decisions or actions which may lead to contamination of a Property, may be liable for the costs of cleaning up the purportedly contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a holder of a mortgage Note (such as a Trust) which, under the terms of the Pooling and Servicing Agreement, is not required to take an active role in operating the Properties. See "Certain Legal Aspects of Loans and Related Matters--Environmental Legislation."

         Certain of the Properties relating to Mortgage Loans may not be owner occupied. It is possible that the rate of delinquencies, foreclosures and losses on Mortgage Loans secured by non-owner occupied properties could be higher than for loans secured by the primary residence of the Obligor.

         Geographic Concentration of Properties may result in higher losses, if particular regions experience downturns. Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. The Mortgage Loans underlying certain series of Securities may be concentrated in such regions, and such concentrations may present risk considerations in addition to those generally present for similar mortgage loan asset-backed securities without such concentrations. Information with respect to geographic concentration of Properties will be specified in the related Prospectus Supplement or related Current Report on Form 8-K.

Risks Associated with the Contracts

         Security Interests in the Manufactured Homes may not be perfected and the Trust may not realize upon the full amount due under the related Contract. Each Contract is secured by a security interest in a Manufactured Home together with, in the case of land secured contracts, the real estate on which the related Manufactured home is located (such Contracts, the "Land Secured Contracts"). Perfection of security interests in the Manufactured Homes and enforcement of rights to realize upon the value of the Manufactured Homes as collateral for the Contracts are subject to a number of federal and state laws, including the Uniform Commercial Code (the "UCC") as adopted in the states in which the Manufactured Homes are located and such states' certificate of title statutes, but generally not their real estate laws. Under such federal and state laws, a number of factors may limit the ability of a holder of a perfected security interest in Manufactured Homes to realize upon such Manufactured Homes or may limit the amount realized to less than the amount due under the related Contract. See "Certain Legal Aspects of the Loans -- Contracts."

         In addition, because of the expense and administrative inconvenience involved, the Company will not amend any certificates of title related to any Manufactured Home to change the lienholder specified therein to the Trustee, and will not execute any transfer instrument (including, among other instruments, UCC-3 assignments) relating to any Manufactured Home in favor of the Trustee or note thereon the Trustee's interest. Such amendment would require, consistent with the law of the related State, filings at the state or county level for each Contract. The Company believes it is industry practice not to make such amendments, and does not do so for its own benefit. As a result, the Company will remain the lienholder on the certificate of title relating to the Manufactured Home. In some states, in the absence of such an amendment, execution or notation, the assignment to the Trustee of the security interest in the Manufactured Homes located therein may not be effective or such security interest may not be perfected. If any otherwise effectively assigned security interest in favor of the Trustee is not perfected, such assignment of the security interest to the Trustee may not be effective against creditors of the Company to the extent it continues to be specified as lienholder on any certificate of title or as secured party on any UCC filing, or against a trustee in bankruptcy of the Company.

         Each Contract (other than a Land Secured Contract) will be "chattel paper" as defined in the UCC in effect in Minnesota (where the Company's executive office is currently located), and the jurisdiction in which

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the related  Manufactured  Home was located at origination.  Under the UCC as in effect in each such jurisdiction, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Pooling and Servicing Agreement, the Trustee will have possession of the Contracts. In addition, the Company will make appropriate filings of UCC-1 financing statements in the office of the Secretary of State of the state where its principal place of business is located to give notice of the Trustee's ownership of the Contracts. The Trustee's interest in the Contracts could, through the fraud or negligence of the Trustee, be defeated if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment.

         Further, because of the expenses and administrative inconvenience involved, the assignment of mortgages or deeds of trust to the Trustee will not be recorded with respect to the mortgages or deeds of trust (each, a "Mortgage") securing each Land Secured Contract. Recordation of such assignments would require the Company to retain counsel in the respective state, and make the appropriate filing at the local level. The Company believes the industry practice not to make such filings, and does not do so for its own benefit. The failure to record the assignments to the Trustee of the Mortgage securing Land Secured Contracts may result in the sale of such Contracts or the Trustee's rights in the land secured by the Mortgage being ineffective against creditors of the Company or against a trustee in bankruptcy of the Company or against a subsequent purchaser of such Contracts from the Company, without notice of the sale to the Trustee. See "The Loan Pool" herein for a description of the programs under which Contracts are originated or purchased by the Company.

Legal Considerations

         Bankruptcy of the Company could prevent timely payment of amounts due to the Trust. In the event of the bankruptcy of the Company at a time when it holds an Equity Security, a trustee in bankruptcy of the Company, or its creditors could attempt to recharacterize the sale of the Loans to the related Trust as a borrowing by the Company, with the result, if such recharacterization is upheld, that the Securityholders would be deemed creditors of the Company, secured by a pledge of the Loans. In such a case, a bankruptcy court may suspend or reduce the payment of principal and interest to the Securityholders or permanently reduce the principal balance of the Securities, thereby delaying or permanently limiting the amounts received by the Securityholders. In addition, if the Company is the Servicer, a bankruptcy of the Company may disrupt servicing of the Loans, causing losses or a delay in timely payment of amounts due the Securityholders. The Pooling and Servicing Agreement will provide that bankruptcy of the Servicer is an event of default and the Back-up Servicer may take over servicing in such a case. However, a bankruptcy court may hold that such provision is unenforceable as an executory contract triggered only by the bankruptcy of the contracting party.

         Prepayments and repurchases may adversely affect the yield to maturity of the Securities. The yield to maturity of the Securities of each series will depend on the rate of payment of principal (including prepayments, liquidations due to defaults, and repurchases due to conversion of adjustable-rate mortgage loans ("ARM Loans") to fixed-rate loans or breaches of representations and warranties) on the Loans and the price paid by Securityholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Loans. The yield to maturity on Strip Securities or Securities purchased at premiums or discounted to par will be extremely sensitive to the rate of prepayments on the related Loans. In addition, the yield to maturity on certain other types of classes of Securities, including Accrual Securities or certain other classes in a series including more than one class of Securities, may be relatively more sensitive to the rate of prepayment on the related Loans than other classes of Securities.

         The Loans may be prepaid in full or in part at any time; however, a prepayment penalty or premium may be imposed in connection therewith. Such penalties will not be property of the related Trust. The rate of prepayments of the Loans cannot be predicted and is influenced by a wide variety of economic, social, and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, no assurance can be given as to the level of prepayments that a Trust will experience.

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         Prepayments  may result from mandatory  prepayments  relating to unused moneys held in Pre-Funding Accounts, if any, voluntary early payments by Obligors (including payments in connection with refinancings of the related senior Loan or Loans), sales of Properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life and disability insurance policies. In addition, repurchases or purchases from a Trust of Loans or substitution adjustments required to be made under the Pooling and Servicing Agreement will have the same effect on the Securityholders as a prepayment of such Loans. All of the Loans contain "due-on-sale" provisions, and the Servicer will be required to enforce such provisions unless (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Loan would not materially and adversely affect the interests of the Securityholders or of the related Credit Enhancer, if any. See "The Pooling and Servicing Agreement" in the related Prospectus Supplement.

         Collections on the Loans may vary due to the level of incidence of delinquent payments and of prepayments. Collections on the Loans may also vary due to seasonal purchasing and payment habits of Obligors.

         Co-mingling of collections with the Servicer's general funds could cause losses to the Trust. To the extent that the ratings, if any, then assigned to the unsecured debt of the Servicer or of the Servicer's corporate parent are satisfactory to the Rating Agencies, the Servicer may be permitted to co-mingle Loan payments and collections with the Servicer's general funds rather than be required to deposit such amounts in a segregated Principal and Interest Account. In the event of fraud or mistake, the Servicer may utilize amounts due the Trust for its own purposes, resulting in a delay in payment or losses to the Securityholders.

         State Credit Protection Laws May Limit Collection of Principal and Interest on the Loans. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of the originators, the Trustee, the Servicer and Sub-Servicers. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices that may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans, may entitle the Obligor to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions. See "Certain Legal Aspects of Loans and Related Matters."

         Federal Credit Protection Laws May Limit Collection of Principal and Interest on the Loans. The Loans may also be subject to federal laws, including:
(i) the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder and the Real Estate Settlement Procedures Act and Regulation X promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the Obligor's credit experience. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and general principles of equity may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans, may entitle the Obligor to rescind the loan or to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions. If the Servicer is unable to collect all or part of the principal or interest on the Loans because of a violation of the aforementioned laws, public policies or general principles of equity then the Trust may be delayed or unable to repay all amounts owed to the Securityholders. Furthermore, depending upon whether damages and sanctions are assessed against the Servicer or the Company, such violations may materially impact the financial ability of the Servicer to continue to act as Servicer or the ability of the Company to repurchase or replace Loans if such violation breaches a representation or warranty contained in a Pooling and Servicing Agreement.

         Certain additional provisions under the Federal Truth-in-Lending Act become effective on October 1, 1995. These provisions apply to certain types of mortgage loans, generally as a result of such loan's coupon rate being 10% or more greater than the yield on United States Treasury Securities of comparable maturity, or if the

                                       20




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"total points and fees" payable by the obligor exceed a specified  level. If the requirements are triggered, certain additional disclosures are required to be made to the obligor and certain other restrictions on the loan and its terms
apply  (e.g.,   restrictions   relating  to  prepayment  penalties  and  balloon
maturities.)

         These provisions further require persons who sell or assign mortgages which are subject to these requirements to furnish a notice to such effect to the purchaser or assignee. Such purchasers or assignees may under certain circumstances be liable for the failure of the originating lender to provide the required disclosures or for the inclusion in the loan of any prohibited terms.


         Book-Entry registration may limit the liquidity of the Securities, the ability of Securityholders to pledge the Securities, and may delay Securityholders' receipt of distributions. Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain definitive physical securities representing such Securityholders' interests, except in certain circumstances described herein and in the related Prospectus Supplement. See "Description of the Securities -- Form of Securities" herein.


         Since transactions in Securities will, in most cases, be able to be effected only through DTC, direct or indirect participants in DTC's book-entry system ("Direct or Indirect Participants") and certain banks, the ability of a Securityholder to pledge a Security to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Securities, may be limited due to lack of a physical security representing the Securities.

         Securityholders may experience some delay in their receipt of distributions of interest on and principal of the Securities since distributions may be required to be forwarded by the Trustee to DTC and, in such a case, DTC will be required to credit such distributions to the accounts of its Participants which thereafter will be required to credit them to the accounts of the applicable class of Securityholders either directly or indirectly through Indirect Participants. See "Description of the Securities--Form of Securities."

         The Soldiers' and Sailors' Civil Relief Act of 1940 could limit or delay collection of amounts due under certain Loans. Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), or similar state legislation, an Obligor who enters military service after the origination of the related Loan (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Loans. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Loan during the Obligor's period of active duty status. Thus, in the event that such a Loan goes into default, there may be delays and losses occasioned by the inability of the Servicer to realize upon the Property in a timely fashion.

         Reduction in the rating of any credit enhancer would likely cause the reduction in the rating of the Securities. The rating of Securities credit enhanced through external Credit Enhancement such as a letter of credit, financial guaranty insurance policy or mortgage pool insurance will depend primarily on the creditworthiness of the issuer of such external Credit Enhancement device (a "Credit Enhancer"). Any reduction in the rating assigned to the claims-paying ability of the related Credit Enhancer below the rating initially given to the Securities would likely result in a reduction in the rating of the Securities. See "Ratings" in the Prospectus Supplement.

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                                   THE TRUSTS

         A Trust for any series of Securities will consist of a segregated pool (a "Loan Pool") comprised of (A) (i) conventional one-to-four-family residential mortgage loans (" Single Family Loans"), (ii) multi-family residential mortgage loans ("Multi-family Loans"), (iii) mortgage loans secured by mortgages on small properties used primarily for residential purposes but also used for commercial purposes (the "Mixed Use Loans"), (iv) cooperative apartment loans secured by security interests in shares issued by a cooperative housing corporation ("Cooperative Loans") or (v) home improvement loans ("Home Improvement Loans") each of which is secured by a mortgage on a "dwelling or mixed residential and commercial structure" within the meaning of Section 3(a)(41)(A)(i) of the Securities Exchange Act of 1934, as amended (collectively, the "Mortgage Loans") or (B) contracts for manufactured homes ("Contracts"), in each case, as specified in the related Prospectus Supplement (the Mortgage Loans and the Contracts together, the "Loans"), together with payments with respect to the Loans and certain other accounts, obligations or agreements, in each case, as specified in the related Prospectus Supplement.

         The Securities will be entitled to payment only from the assets of the related Trust (i.e. the related Trust Estate) and will not be entitled to payments in respect of the assets of any other related Trust Estate established by the Company. If specified in the related Prospectus Supplement, certain Securities will evidence the entire fractional undivided ownership interest in the related Loans held by the related Trust or may represent debt secured by the related Loans.

         The following is a brief description of the Loans expected to be included in the related Trusts. If specific information respecting the Loans is not known at the time the related series of Securities initially is offered, information of the nature described below will be provided in the Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities (the "Detailed Description"). A copy of the Pooling and Servicing Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Loans relating to such Series (the "Loan Schedule") will be attached to the Pooling and Servicing Agreement delivered to the Trustee upon delivery of the Securities.

The Loans--General


         The real properties, interests in a Cooperative (as defined herein) and Manufactured Homes (as defined herein), as the case may be, that secure repayment of the Loans (the "Properties") may be located in any one of the fifty states, the District of Columbia, Puerto Rico or any other Territories of the United States. The Mortgage Loans will be "Conventional Loans" (i.e., loans that are not insured or guaranteed by any governmental agency). Loans will not be covered wholly or partially by primary mortgage insurance policies. All of the Loans will be covered by standard hazard insurance policies providing for fire and extended coverage with a generally acceptable carrier (which may be in the form of a blanket or forced placed hazard insurance policy) generally in an amount not less than the lesser of (i) the outstanding principal loan balance,
(ii) the minimum amount required to compensate for losses on a replacement cost basis and (iii) the insurable value of the Property. The existence, extent and duration of any such coverage will be specified in the applicable Prospectus Supplement. The Loans will not be guaranteed or insured by any government agency or other insurer.

         All of the Loans in a Loan Pool will provide for payments to be made monthly ("monthly pay") or bi-weekly. The payment terms of the Loans to be included in a Trust will be specified in the related Prospectus Supplement and may include any of the following features or combination thereof or other features specified in the related Prospectus Supplement:


                  (a) Interest may be payable at a Fixed Rate, or an Adjustable Rate (i.e., a rate that is adjustable from time to time in relation to an index, a rate that is fixed for period of time and under certain circumstances is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate). The specified rate of interest on a

                                       22




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




         Loan is its "Loan Rate." Changes to an Adjustable Rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. If provided for in the Prospectus Supplement, certain Loans may be subject to temporary buydown plans (" Buydown Loans") pursuant to which the monthly payments made by the Obligor during the early years of the Loan (the " Buydown Period") will be less than the scheduled monthly payments on the Loan, and the amount of any difference may be contributed from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buydown Funds") funded by the originator of the Loan or another source (including the Servicer or the builder of the Property) and placed in a custodial account (the "Buydown Account") and (ii) if the Buydown Funds are contributed on a present value basis, investment earnings on such Buydown Funds.

                  (b) Principal may be payable on a level debt service basis to fully amortize the Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate, or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon" payments). Principal may include interest that has been deferred and added to the principal balance of the Loan.

                  (c) Monthly payments of principal and interest may be fixed for the life of the Loan, may increase over a specified period of time ("graduated payments") or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments. Loans having graduated payment provisions may provide for deferred payment of a portion of the interest due monthly during a specified period, and recoup the deferred interest through negative amortization during such period whereby the difference between the interest paid during such period and interest accrued during such period is added monthly to the outstanding principal balance. Other Loans sometimes referred to as "growing equity" loans may provide for periodic scheduled payment increases for a specified period with the full amount of such increases being applied to principal.

                  (d) Prepayments of principal may be subject to a prepayment fee, if allowed by state or applicable law, which may be fixed for the life of the Loan or may decline over time, and may be prohibited for the life of the Loan or for certain periods ("lockout periods"). Certain Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection therewith. Other Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Loans may include due-on-sale clauses which permit the mortgagee to demand payment of the entire Loan in connection with the sale or certain transfers of the related Property. Other Loans may be assumable by persons meeting the then applicable underwriting standards of the Servicer and/or the Company.


         As specified in the related Prospectus Supplement or in the related Current Report on Form 8-K, interest will be calculated on each Loan pursuant to one of three methods:

         Date of Payment Loans. Date of Payment Loans provide that interest is charged to the Obligor at the applicable Loan Rate on the outstanding principal balance of such Note and calculated based on the number of days elapsed between receipt of the Obligor's last payment through receipt of the Obligor's most current payment. Such interest is deducted from the Obligor's payment amount and the remainder, if any, of the payment is applied as a reduction to the outstanding principal balance of such Note. Although the Obligor is required to remit equal monthly payments on a specified monthly payment date that would reduce the outstanding principal balance of such Note to zero at such Note's maturity date, payments that are made by the Obligor after the due date therefor would cause the outstanding principal balance of such Note not to be reduced to zero. In such a case, the Obligor would be required to make an additional principal payment at the maturity date for such Note. On the other hand, if an Obligor makes a payment (other than a prepayment) before the due date therefor, the reduction in the


                                       23




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




outstanding principal balance of such Note would occur over a shorter period of time than it would have occurred had it been based on the original amortization schedule of such Note.

         Actuarial Loans. Actuarial Loans provide that interest is charged to the Obligor thereunder, and payments are due from such Obligor, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Obligors on the Actuarial Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

         Rule of 78's Loans. A Rule of 78's Loan provides for the payment by the related Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated on the basis of the stated Loan Rate for the term of the Loan. The rate at which such amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal are calculated in accordance with the "Rule of 78's". Under a Rule of 78's Loan, the amount of a payment allocable to interest is determined by multiplying the total amount of add-on interest payable over the term of the loan by a fraction derived as described below.

         The fraction used in the calculation of add-on interest earned each month under a Rule of 78's Loan has as it denominator a number equal to the sum of a series of numbers. The series of numbers begins with one and ends with the number of monthly payments due under the loan. For example, with a loan providing for 12 payments, the denominator of each month's fraction will be 78, the sum of the series of numbers from 1 to 12. The numerator of the fraction for a given month is the number of original payments to stated maturity less the number of payments made up to but not including the current month. Accordingly, in the example of a twelve-month loan, the fraction for the first payment is 12/78, for the second payment 11/78, for the third party 10/78, and so on through the final payment, for which the fraction is 1/78. The applicable fraction is then multiplied by the total add-on interest payable over the entire term of the loan, and the resulting amount is the amount of add-on interest "earned" that month. The difference between the amount of the monthly payment by the obligor and the amount of earned add-on interest calculated for the month is applied to principal reduction. Rule of 78's Loans are non-level yield instruments. The yield in the initial months of a Rule of 78's Loans is somewhat higher than the stated Loan Rate (computed on an actuarial basis) and the yield in the later months of the loan is somewhat less than such stated Loan Rate.

         The Prospectus Supplement for each series of Securities or the Current Report on Form 8-K will contain certain information with respect to the Loans (or a sample thereof) contained in the related Loan Pool; such information, insofar as it may relate to statistical information relating to such Loans will be presented as of a date certain (the "Statistic Calculation Date") which may also be the related cut-off date (the "Cut-Off Date"). Such information will include to the extent applicable to the particular Loan Pool (in all cases as of the Cut-Off Date) (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans, (ii) the largest principal balance and the smallest principal balance of any of the Loans, (iii) the types of Property securing the Loans (e.g., one- to four-family houses, vacation and second homes, Manufactured Homes, multifamily apartments or other real property), (iv) the original terms to stated maturity of the Loans, (v) the weighted average remaining term to maturity of the Loans and the range of the remaining terms to maturity; (vi) the earliest origination date and latest maturity date of any of the Loans, (vii) the weighted average CLTV and the range of CLTV's of the Loans at origination, (viii) the weighted average Loan Rate or annual percentage rate (as determined under Regulation Z) (the "APR") and ranges of Loan Rates or APRs borne by the Loans, (ix) in the case of Loans having adjustable rates, the weighted average of the adjustable rates and indices, if any; (x) the aggregate outstanding principal balance, if any, of Buy-Down Loans and Loans having graduated payment provisions; (xi) the amount of any mortgage pool insurance policy, special hazard insurance policy or bankruptcy bond to be maintained with respect to such Loan Pool; (xii) a description of any standard hazard insurance required to be maintained with respect to each Loan; (xiii) a description of any Credit Enhancement to be provided with respect to all or any Loans or the Loan Pool; and (xiv) the geographical distribution of the Loans on a state-by-state basis. In addition, preliminary or more general information of the nature described above may be provided in the Prospectus Supplement, and specific or final information may be set forth in a Current Report

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




on Form 8-K, together with the related Pooling and Servicing Agreement, which will be filed with the Securities and Exchange Commission and will be made available to holders of the related series of Securities within fifteen days after the initial issuance of such Securities.

         The loan-to-value ratio (the "LTV") of a Loan is equal to the ratio (expressed as a percentage) of the original principal balance of such Loan to appraised value of the related Property (less the amount, if any, of the premium for any credit life insurance) at the time of origination of the Loan or, in the case where the Loan represents a purchase money instrument, the lesser of (a) the appraised value or (b) the purchase price. The combined loan-to-value ratio (the "CLTV") of a Loan at any given time is the ratio, expressed as a percentage, determined by dividing (x) the sum of the original principal balance of such Loan (less the amount,if any, of the premium for any credit life insurance) plus the then-current principal balance of all mortgage loans (each, a "Senior Lien") secured by liens on the related Property having priorities senior to that of the lien which secures such Loan, by (y) the value of the related Property, based upon the appraisal or valuation (which may in certain instances include estimated increases in value as a result of certain home improvements to be financed with the proceeds of such Loan) made at the time of origination of the Loan. If the related Obligor will use the proceeds of the Loan to refinance an existing Loan which is being serviced directly or indirectly by the Servicer, the requirement of an appraisal or other valuation at the time the new Loan is made may be waived. For purposes of calculating the CLTV of a Contract relating to a new Manufactured Home, the value of such Manufactured Home will be no greater than the sum of a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer (exclusive of freight to the dealer site) including "accessories" identified in the invoice (the " Manufacturer's Invoice Price"), plus the actual cost of any accessories purchased from the dealer, a delivery and set-up allowance, depending on the size of the unit, and the cost of state and local taxes, filing fees and up to three years prepaid hazard insurance premiums. The value of a used Manufactured Home will be the least of the sales price, appraised value, and National Automobile Dealer's Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a Manufactured Home will be based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable.

         No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans (plus any additional financing by other lenders on the same Properties) in a particular Pool become equal to or greater than the value of such Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the non-conforming credit mortgage lending industry. An overall decline in the market value of residential real estate, the general condition of a Property, or other factors, could adversely affect the values of the Properties such that the outstanding balances of the Mortgage Loans, together with any additional liens on the Properties, equal or exceed the value of the Properties. Under such circumstances, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the non-conforming credit mortgage lending industry.

         Certain Loans may be secured by junior liens ("Junior Lien Loans") subordinate to the rights of the obligee under any related Senior Liens. The proceeds from any liquidation, insurance or condemnation of Properties relating to Junior Lien Loans in a Loan Pool will be available to satisfy the principal balance of such Junior Lien Loans only to the extent that the claims, if any, of all related senior obligees, including any related foreclosure costs, are satisfied in full. In addition, the Servicer may not foreclose on a Property relating to a Junior Lien Loan unless it forecloses subject to the related senior lien or liens, in which case it must either pay the entire amount of each senior lien to the applicable obligee at or prior to the foreclosure sale or undertake the obligation to make payments on each Senior Lien in the event of default thereunder. Generally, in servicing Junior Lien Loans, it is standard practice for a Servicer to satisfy each Senior Lien at or prior to a foreclosure sale only to the extent that it determines any amounts so paid will be recoverable from future payments and collections on the Loans or otherwise. The Trusts will not have any source of funds to satisfy any such senior lien or make payments due to any senior obligee. See "Certain Legal Aspects of Loans and Related Matters--Foreclosure."

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




         Other factors affecting obligors' ability to repay Loans include excessive building resulting in an oversupply of housing stock or a decrease in employment reducing the demand for units in an area; federal, state or local regulations and controls affecting rents; prices of goods and energy; environmental restrictions; increasing labor and material costs; and the relative attractiveness of the Properties. To the extent that losses on the Loans are not covered by Credit Enhancements, such losses will be borne, at least in part, by the Securityholders of the related series.

         The Company will cause the Loans comprising each Loan Pool to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the Securityholders of the related series. The Servicer will service the Loans, either directly or through Sub-Servicers, pursuant to the Pooling and Servicing Agreement and will receive a fee for such services. See "Loan Program" and "The Pooling and Servicing Agreement." With respect to Loans serviced through a Sub-Servicer, the Servicer will remain liable for its servicing obligations under the related Pooling and Servicing Agreement as if the Servicer alone were servicing such Loans.


         The only obligations of the Company with respect to a series of Securities will be to provide (or, where the Company acquired a Loan from another originator, obtain from such originator) certain representations and warranties concerning the Loans and to assign to the Trustee for such series of Securities such Company's rights with respect to such representations and warranties. See "The Pooling and Servicing Agreement." The obligations of the Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Pooling and Servicing Agreement and its obligation, as described herein and in the related Prospectus Supplement, to make certain cash advances in the event of delinquencies in payments on, or prepayments received with respect to, the Loans in the amounts described herein under "Description of the Securities--Advances." The obligations of a Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.


Single Family and Mixed Use Loans

         Single Family Loans will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by first or junior liens on one-to four-family properties. The Properties relating to Single Family Loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units in condominium developments, individual units in planned unit developments, and certain other dwelling units. Such Mortgage Properties may include owner-occupied (which includes vacation and second homes) and non-owner occupied investment properties.

         If so specified, the Single Family Loans may include loans or participations therein secured by mortgages or deeds of trust on condominium units in low- or high-rise condominium developments together with such condominium units' appurtenant interests in the common elements of such condominium developments.

         Mixed Use Loans will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by first or junior mortgages on small properties used primarily for residential purposes but also commercial purposes.

Multi-family and Cooperative Loans

         Multi-family Loans will consist of mortgage loans, deeds of trust or participation or other beneficial interests therein, secured by first or junior liens on rental apartment buildings or projects containing five or more residential units.

         Cooperative Loans will be secured by security interests in or similar liens on stock, shares or membership certificates issued by private cooperative housing corporations (" Cooperative") in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings.

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




         Properties that secure Multi-family Loans may include high-rise, mid-rise and garden apartments. Certain of the Multi-family Loans may be secured by apartment buildings owned by Cooperatives. In such cases, the Cooperative owns all the apartment units in the building and all common areas. The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements that confer exclusive rights to occupy specific apartments or units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its mortgage loan, real property taxes, maintenance expenses and other capital or ordinary expenses. Those payments are in addition to any payments of principal and interest the tenant-stockholder must make on any loans to the tenant-stockholder secured by its shares in the Cooperative. The Cooperative will be directly responsible for building management and, in most cases, payment of real estate taxes and hazard and liability insurance. A Cooperative's ability to meet debt service obligations on a Multi-family Loan, as well as all other operating expenses, will be dependent in large part on the receipt of maintenance payments from the tenant-stockholders, as well as any rental income from units or commercial areas the Cooperative might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-stockholders.

Home Improvement Loans

         Home  Improvement  Loans may be  secured  by first or  junior  liens on conventional one-to four-family residential properties and multi-family residential properties. Home Improvement Loans generally will be conventional, or if specified in the related Prospectus Supplement, may be partially insured by the Federal Housing Administration ("FHA") or another federal or state agency. The loan proceeds from such Home Improvement Loans are typically disbursed to an escrow agent which, according to the Company's Guidelines, Approved Guidelines or Bulk Guidelines, releases such proceeds to the contractor upon completion of the improvements or in draws as the work on the improvements progresses. Costs incurred by the Obligor for loan origination including origination points and appraisal, legal and title fees, are often included in the amount financed. In addition, Home Improvement Loans generally provide additional security to a first or junior mortgage loan because home improvements typically retain or increase the value of a property.

Contracts

         Contracts will consist of manufactured housing conditional sales contracts and installment sales or loan agreements each secured by a Manufactured Home. Contracts may be conventional, insured partially by the FHA or partially guaranteed by the Veterans Administration, as specified in the related Prospectus Supplement. Each Contract will be fully amortizing and will bear interest at its APR.

         The "Manufactured Homes" securing the Contracts will consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter."

         The related Prospectus Supplement will specify for the Contracts contained in the related Trust, among other things, the date of origination of the Contracts; the APRs on the Contracts; the Contract Loan-to-Value Ratios; the minimum and maximum outstanding principal balances as of the Cut-Off Date and the average outstanding principal balance; the outstanding principal balances of the Contracts included in the related Trust; and the original maturities of the Contracts and the last maturity date of any Contract.

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




                                 THE LOAN POOLS

General

         Each Loan Pool will consist primarily of (i) Loans, minus any other interest retained by the Company evidenced by promissory notes (the "Notes") secured by mortgages or deeds of trust or other similar security instruments creating a lien on, or security interest in, (a) one- to four-family residential properties, (b) multi-family residential properties, (c) mixed use properties,
(d) apartment units in a Cooperative or (e) Manufactured Homes or (ii) certificates of interest or participations in such Mortgage Notes. The Properties will consist primarily of attached or detached one-family dwelling units, two- to four-family dwelling units, condominiums, townhouses, row houses, individual units in planned-unit developments, mixed use properties and certain other dwelling units, and the fee, leasehold or other interests in the underlying real property. The Properties may also consist of apartment units in Cooperatives and Manufactured Homes. The Properties may be owner-occupied (which includes second and vacation homes) and non-owner occupied investment properties. If specified in the related Prospectus Supplement relating to a series of Securities, a Loan Pool may contain Cooperative Loans evidenced by promissory notes ("Cooperative Notes") secured by security interests in shares issued by Cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings. As used herein, unless the context indicates otherwise, "Loans" include Cooperative Loans, "Properties" include shares in the related cooperative and the related proprietary leases or occupancy agreements securing Cooperative Notes, "Notes" include Cooperative Notes and "Loans" include security agreements with respect to Cooperative Notes.

         Each Loan will be selected by the Company for inclusion in a Loan Pool from among loans originated by the Company or one or more originators, including banks, savings and loan associations, mortgage bankers, mortgage brokers, investment banking firms, the FDIC and other mortgage loan originators or purchasers not affiliated with the Company, all as described below under "Loan Program." The characteristics of the Loans will be described in the related Prospectus Supplement. Other loans available for acquisition by a Trust may have characteristics that would make them eligible for inclusion in a Loan Pool but may not be selected by the Company for inclusion in such Loan Pool.

         Each Security will evidence an interest in only the related Loan Pool and corresponding Trust Estate, and not in any other Loan Pool or any other Trust Estate (except in those situations whereby certain collections on any Loans in a related Loan Pool in excess of amounts needed to pay the related securities may be deposited in a common, master reserve account that provides Credit Enhancement for more than one series of Securities).

The Loan Pools

         All of the Loans in a Loan Pool will (i) have payments that are due monthly or bi-weekly, (ii) be secured by Properties located in any of the fifty states, the District of Columbia, Puerto Rico or any other Territories of the United States and (iii) consist of one or more of the following types of loans:

                  (1) Fixed-rate, fully-amortizing loans (which may include loans converted from adjustable-rate loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of generally not more than 30 years;


                  (2) ARM Loans having original or modified terms to maturity of generally not more than 30 years with a related Loan Rate that adjusts periodically, at the intervals specified in the related Prospectus Supplement (which may have adjustments in the amount of monthly payments at periodic intervals) over the term of the loan to equal the sum of a fixed percentage set forth in the related Mortgage Note (the "Note Margin") and an index (the "Index") to be specified in the related Prospectus Supplement, such as, by way of example: (i) U.S. Treasury securities of a specified constant maturity, (ii) weekly auction average investment yield of U.S. Treasury bills of specified maturities, (iii) the daily Bank Prime Loan rate made available by the Federal Reserve Board or as quoted by one or more specified lending institutions, (iv) the cost of funds of member institutions for the Federal Home Loan

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




         Bank of San Francisco, or (v) the interbank offered rates for U.S. dollar deposits in the London Markets, each calculated as of a date prior to each scheduled interest rate adjustment date that will be specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the relevant Index, and the related Prospectus Supplement or the related Current Report on Form 8-K will indicate the highest, lowest and weighted-average Note Margin with respect to the ARM Loans in the related Loan Pool. If specified in the related Prospectus Supplement, an ARM Loan may include a provision that allows the Obligor to convert the adjustable Loan Rate to a fixed rate at some point during the term of such ARM Loan subsequent to the initial payment date;

                  (3) Fixed-rate, graduated payment loans having original or modified terms to maturity of generally not more than 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate that will be lower than the Loan Rate applicable to such loan in subsequent years. Deferred Interest, if any, will be added to the principal balance of such loans;


                  (4) Balloon loans ("Balloon Loans"), which are loans having original or modified terms to maturity of generally 5 to 15 years as specified in the related Prospectus Supplement, which may have level monthly payments of principal and interest based generally on a 10- to 30-year amortization schedule. The amount of the monthly payment may remain constant until the maturity date, upon which date the full outstanding principal balance on such Balloon Loan will be due and payable (such amount, the "Balloon Amount"); or


                  (5) Modified loans ("Modified Loans"), which are fixed or adjustable-rate loans providing for terms at the time of modification of generally not more than 30 years. Modified Loans may be loans which have been consolidated and/or have had various terms changed, loans which have been converted from adjustable rate loans to fixed rate loans, or construction loans which have been converted to permanent loans.

         If provided for in the related Prospectus Supplement, a Loan Pool may contain ARM Loans which allow the Obligors to convert the adjustable rates on such Loans to a fixed rate at some point during the life of such Loans (each such Loan, a " Convertible Loan"). If specified in the related Prospectus Supplement, upon any conversion, the Company will repurchase or the Servicer, the applicable Sub-Servicer, or a third party will purchase the converted Loan as and to the extent set forth in the related Prospectus Supplement. Alternatively, if specified in the related Prospectus Supplement, the Company or the Servicer (or another party specified therein) may agree to act as remarketing agent with respect to such converted Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Loans under specific conditions. Upon the failure of any party so obligated to purchase any such converted Loan, the inability of any remarketing agent to so arrange for the sale of the converted Loan and the unwillingness of the remarketing agent to exercise any election to purchase the converted Loan for its own account, the related Loan Pool will thereafter include both fixed rate and adjustable rate Loans.

         If provided for in the related Prospectus Supplement, certain of the Loans may be Buydown Loans pursuant to which the monthly payments made by the Obligor during the Buydown Period will be less than the scheduled monthly payments on the Loan, the resulting difference to be made up from (i) Buydown Funds funded by the originator of the Loan or another source (including the Servicer, the Company or the related originator) and placed in the Buydown Account and (ii) if the Buydown Funds are contributed on a present value basis, investment earnings on such Buydown Funds. See "Description of the Securities--Payments on Loans; Deposits to Distribution Account." The terms of the Buydown Loans, if such loans are included in a Trust, will be as set forth in the related Prospectus Supplement.

         The Company will cause the Loans constituting each Loan Pool to be assigned to the Trustee named in the related Prospectus Supplement, for the benefit of the holders of all of the Securities of a series and such Trustee will receive a fee for its services. The Servicer named in the related Prospectus Supplement will service the Loans, either directly or through other mortgage servicing institutions (Sub-Servicers), pursuant to a Pooling and Servicing Agreement and will receive a fee for such services. See "Loan Program" and "Description of the

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




Securities." With respect to those Loans serviced by the Servicer through a Sub-Servicer, the Servicer will remain liable for its servicing obligations under the related Pooling and Servicing Agreement as if the Servicer alone were servicing such Loans.


         As described herein and in the related Prospectus Supplement, the Company may make certain representations and warranties regarding the Loans, but the assignment of the Loans to the Trustee will be without recourse. See "Description of the Securities--Assignment of Loans." The Servicer's obligations with respect to the Loans will consist principally of its contractual servicing obligations under the related Pooling and Servicing Agreement (including its obligation to enforce certain purchase and other obligations of the Company, as more fully described herein under "Loan Program--Representations" and "Description of the Securities--Assignment of Loans," and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the Loans and interest shortfalls due to prepayment of Loans, in amounts described herein under "Description of the Securities--Advances"). Generally, the obligation of the Servicer to make delinquency advances will be limited to amounts which the Servicer believes ultimately would be reimbursable out of the proceeds of liquidation of the Loans. See "Description of the Securities--Advances."


                              UNDERWRITING PROGRAM

General

         The Company's finance programs consist of a Mortgage Loan Program and a Manufactured Housing Program, each of which is described below.


         Loans originated or purchased by originators and acquired by the Company generally will have been originated in accordance with the Company's guidelines (the "Guidelines"). Management permits deviations from the specific criteria of the Company's Guidelines to reflect local economic trends, real estate valuations, and credit factors specific to each Loan. The Company generally will review or cause to be reviewed all of the Loans in any delivery of Loans from Originators for conformity with the Company's Guidelines.


         The Company will make representations and warranties with respect to the Loans sold to the Trust pursuant to the Pooling and Servicing Agreement. The Company may be obligated to repurchase the Loans in respect of which a breach of representation or warranty has occurred.

         Representations. The Company will make representations and warranties in respect of the Loans sold by the Company to the Trust and evidenced by a series of Securities. Such representations and warranties generally include, among other things, that at the time of the sale to the Trust of each Loan: (i) the information with respect to each Loan set forth in the Schedule of Loans is true and correct; (ii) all real estate appraisals have been performed in accordance with industry standards; (iii) no Loan is in violation of any applicable state or federal law or regulation; (iv) each Loan had, at the time of origination, either an attorney's certification of title or a title search or title policy; (v) as of the related settlement date, each Loan is secured by a valid and subsisting lien of record on the Property having the priority indicated in the related Loan file subject in all cases to exceptions to title set forth in the title insurance policy, if any, with respect to the related Loan; (vi) the Company held good and indefeasible title to, and was the sole owner of, each Loan conveyed by it; and (vii) each Loan was originated in accordance with law and is the valid, legal and binding obligation of the related Obligor.

         If the Company cannot cure a breach of any representation or warranty made by it in respect of a Loan that materially and adversely affects the interests of the Securityholders in such Loan within a time period specified in the related Pooling and Servicing Agreement, the Company will be obligated to purchase from the related Trust such Loan at a price (the "Loan Purchase Price") set forth in the related Pooling and Servicing Agreement which Loan Purchase Price will be equal to the principal balance thereof as of the date of purchase plus one month's interest at the Loan Rate less the amount, expressed as a percentage per annum, payable in respect of servicing compensation, Trustee compensation and REMIC reporting compensation, as applicable, together with, without duplication, the aggregate amount of all delinquent interest, if any.

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




         As to any such Loan required to be purchased by the Company, as provided above, rather than repurchase the Loan, the Servicer may, at its sole option, remove such Loan (a "Deleted Loan") from the related Trust and cause the Company to substitute in its place another Loan of like kind (a "Qualified Replacement Loan" as such term is defined in the related Pooling and Servicing Agreement). With respect to a Trust for which a REMIC election is to be made, except as otherwise provided in the Prospectus Supplement relating to a series of Securities, such substitution of a defective Loan must be effected within two years of the date of the initial issuance of the Securities, and may not be made if such substitution would cause the Trust to not qualify as a REMIC or result in a prohibited transaction tax under the Code. The Company generally will have no option to substitute for a Loan that it is obligated to repurchase in connection with a breach of a representation and warranty.

         The Servicer will be required under the applicable Pooling and Servicing Agreement to enforce such purchase or substitution obligations for the benefit of the Trustee and the Securityholders, following the practices it would employ in its good faith business judgment if it were the owner of such Mortgage Loan; provided, however, that this purchase or substitution obligation will in no event become an obligation of the Servicer in the event the Company fails to honor such obligation. The foregoing will constitute the sole remedy available to Securityholders or the Trustee for a breach of representation by the Company.

Mortgage Loan Program


         The Mortgage Loans will be originated by the Company or acquired by the Company from originators. All of the Mortgage Loans will be originated or acquired by Originators generally in accordance with the Company's Guidelines.



         As more fully described below and in the related Prospectus Supplement, under the Company's Loan Program, the Company will originate Loans or purchase Loans from originators: (1) in accordance with its loan program (the "Company's Loan Program") described in the Company's Seller's Guide, as modified from time to time (the "Company's Seller's Guide"), (2) on a "spot" or negotiated basis ("Negotiated Transactions"), and (3) as bulk acquisitions ("Bulk Acquisitions"). The Company's Loan Program, Negotiated Transactions, Bulk Acquisitions and the respective underwriting guidelines relating thereto are described below.


         The Company's Loan Program. Mortgage Loans originated or purchased by Originators and acquired by the Company generally have been originated in accordance with the Guidelines as set forth in the Company's Seller's Guide. Management permits deviations from the specific criteria of the Guidelines to reflect local economic trends, real estate valuations, and credit factors specific to each Mortgage Loan. The Company generally reviews or causes to be reviewed all of the Mortgage Loans in any delivery of Mortgage Loans from Originators for conformity with the Company's Seller's Guide. See "Quality Control."

         The following is a brief description of the Guidelines set forth in the Company's Seller's Guide currently employed by the Company. The Company believes that these standards are consistent with those generally used by lenders in the business of making mortgage loans based on non-conforming credits. The underwriting process is intended to assess both the borrower's willingness and ability to repay its debts and the adequacy of the real property as collateral for the Mortgage Loan.

         The Guidelines permit the origination and purchase of mortgage loans with multitiered credit characteristics tailored to individual credit profiles. In general, the Guidelines require an analysis of the equity in the collateral, the credit history and debt-to-income ratio of the borrower, the property type and the characteristics of the underlying first mortgage, if any. A lower maximum CLTV is required for lower gradations of credit quality and higher property values.



         The Guidelines permit the origination or purchase of fixed or adjustable rate Mortgage Loans that either fully amortize over a period generally not to exceed 30 years or, in the case of a balloon mortgage, generally amortize based on a 30-year or less amortization schedule with a due date and a "balloon" payment at the end of 15 years. The loan amounts generally range from a minimum of $15,000 to a maximum of $500,000.


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         The  Mortgaged  Properties  used for  collateral to secure the Mortgage
Loans may be either owner occupied (which includes second and vacation homes) or non-owner occupied investor properties which, in either case are residential properties (which may be detached, part of a two-to four-family dwelling, a condominium unit, a unit in a planned unit development or manufactured housing). Each Mortgaged Property generally has a minimum appraised fair market value of $30,000. Cooperatives, commercial properties or agricultural land are not accepted as collateral.

         The Guidelines require that the CLTV of a Mortgage Loan generally may not exceed 80%. If a senior mortgage exists, the Originator must first review the senior mortgage documentation. If it contains open end advance or negative amortization provisions, the maximum potential senior mortgage balance is used in calculating the CLTV which determines the maximum loan amount. The Guidelines generally do not permit the purchase of Mortgage Loans where the senior mortgage contains a provision pursuant to which the senior mortgagee may share in any appreciation of the Mortgaged Property, where the senior mortgage is privately held or where the senior mortgage has a "balloon" payment due at any time prior to twelve months following the due date of the Mortgage Loan.

         The value of each property proposed as security for a Mortgage Loan is required to be appraised by licensed appraisers, if state or applicable law so requires, and shall have been performed in accordance with industry standards in the appraising industry in the area where the Mortgaged Property is located.



         The Guidelines provide that each borrower is required to provide, and the Originator is required to verify, personal financial information. The borrower's total monthly obligations (including principal and interest on each mortgage, tax assessments, other loans, charge accounts and all other scheduled indebtedness) should not exceed 60% of the borrower's monthly income. Borrowers who are salaried employees must provide current employment information, in addition to recent employment history. The Originator verifies this information for salaried borrowers based on a current pay stub and either (i) a written verification of income signed by their employer or (ii) two years' W-2 forms. A self-employed borrower is generally required to be successfully self-employed in the same field for a minimum of two years. A self-employed borrower is generally required to provide financial statements and signed copies of federal income tax returns (including schedules) filed for the most recent two years. The borrower's debt-to-income ratio is calculated based on income as verified by the Originator and must be reasonable.

         The Mortgage Loans are underwritten pursuant to the Company's "Full Documentation Program," "Alternative Income Documentation Program" and "Stated Income Program," as set forth in the Guidelines. Under each of the programs, the Originator reviews the loan applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the borrower, reviews the type and use of the property being financed and reviews the property for compliance with its underwriting guidelines. In determining the ability of the borrower to repay a Variable Rate Mortgage Loan, the Originators use a rate that generally is a rate equal to the fully-indexed Mortgage interest rate for such ARM Loan. The Guidelines are applied in a standardized procedure that complies with applicable federal and state laws and regulations.

         Under the Full Documentation Program, the income of each borrower and the source of funds (if any) required to be deposited by a borrower into a bank account or an escrow account is verified by the Originators. Borrowers are generally required to submit a current pay stub and either (i) a written verification of income signed by their employer or (ii) two years' W-2 forms. Under the Alternative Income Documentation Program, a self-employed borrower is generally required to provide the borrower's business' profit and loss statement, and bank account statements supporting such statement for the prior calendar year and any completed calendar quarter of the current year and a current copy of a business license. Both the Alternative Income Program and the Stated Income Program generally require (i) that the borrower's income be reasonable for its business/profession, (ii) that the business has been in existence for three years or more and (iii) that the loan-to-value ratio be reduced. In addition, the Mortgage Loan generally improves the borrower's cash flow. Verification of the source of funds (if any) required to be deposited by the borrower into a bank account or an escrow account is generally required under all documentation programs in the form


                                       32




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of a standard verification of deposit or two months' consecutive bank statements or other acceptable documentation. Twelve months' mortgage payment or rental history is generally required to be verified by the borrower's current lender or landlord. If appropriate compensating factors exist, the Originators and the Company, upon the purchase of such Mortgage Loan from an Originator, may waive certain documentation requirements for individual borrowers.

         A credit report by an independent, nationally recognized credit reporting agency is required reflecting the borrower's complete credit history. The credit report should reflect all repossessions, judgments, foreclosures, garnishments, bankruptcies and similar instances of adverse credit that can be discovered by a search of public records. Verification is required to be obtained of the senior mortgage balance, if any, the status and whether local taxes, interest, insurance and assessments are included in the borrower's monthly payment. All taxes and assessments not included in the payment are required to be verified as current.

         Certain laws protect borrowers obtaining certain types of Mortgage Loans by requiring a time-frame after loan documents are signed, termed the rescission period, during which the borrower has the right to rescind or cancel the Mortgage Loan. The Guidelines provide that the rescission period may not be waived by the borrower except as specifically provided by applicable law. The rescission period must have expired prior to the purchase of a Mortgage Loan by the Company.



         The Originator agreements with the Company generally require title insurance coverage issued by an insurance company that is qualified to do business in the jurisdiction where the Mortgaged Property is located on each Mortgage Loan it purchases. The Company's assignees or the related Originator and its assignees generally are named as the insured. Title insurance policies indicate the lien position of the Mortgage Loan and protect the insured against loss if the title or lien position is not as indicated.

         The Originator agreements with the Company generally require flood insurance coverage, to the extent required by the Flood Disaster Protection Act of 1973, as amended, issued by an insurance company that is qualified to do business in the jurisdiction where the Mortgaged Property is located. The Company's assignees or the related Originator and its assignees are generally named as the insured.

         The Originator agreements with the Company generally require property hazard insurance in an amount sufficient to cover the new loan and any prior mortgage. If the sum of the outstanding first mortgage, if any, and the related Mortgage Loan exceeds replacement value (the cost of rebuilding the subject property, which generally does not include land value), insurance equal to replacement value may be accepted. The Company's assignees or the related Originator and its assignees generally are named as the insured.



         Negotiated Transactions. The Company may acquire Mortgage Loans on a "spot" basis or in Negotiated Transactions, and such Negotiated Transactions may be governed by agreements (" Master Commitments") relating to ongoing acquisitions of Mortgage Loans by the Company, from Originators who represent that the Mortgage Loans have been originated in accordance with underwriting guidelines agreed to by the Company.

         The underwriting standards utilized in Negotiated Transactions may vary substantially from the Guidelines described above. All of the underwriting guidelines will provide an underwriter with information to evaluate either the security for the related Mortgage Loan, which security consists primarily of the borrower's repayment ability or the adequacy of the Mortgaged Property as collateral, or a combination of both. There can be no assurance that every Mortgage Loan was originated in conformity with the underwriting guidelines related thereto in all material respects, or that the quality or performance of Mortgage Loans underwritten pursuant to varying guidelines as described above will be equivalent under all circumstances.


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         Bulk Acquisitions.  Bulk portfolios of Mortgage Loans may be originated by a variety of Originators under several different underwriting guidelines. Mortgage Loans that conform to the related underwriting guidelines of the Originator of the portfolio of such Mortgage Loans acquired by the Company in a
Bulk   Acquisition  may  not  conform  to  the  requirements  of  the  Company's
Guidelines. Bulk Acquisition portfolios may be purchased servicing released or retained. If servicing is retained, the Company may require the Originator to meet certain minimum requirements with respect to the servicing of such Mortgage Loans. The Company generally will cause the Mortgage Loans acquired in a Bulk Acquisition to be re-underwritten on a sample basis. Such re-underwriting may be performed by the Company or by a third party acting at the direction of the Company.



         Quality Control. The Company maintains a quality control department which generally will review loans acquired from all Originators. The quality control department selects a random and adverse portion of the files for underwriting review. For the random sample, employment and mortgage information is reverified and a full review of legal documentation and reunderwriting the Mortgage Loans is performed. The Company also performs field and desk appraisal reviews on a random sample of Mortgage Loans.

         With respect to the Mortgage Loan Program, certain Bulk Acquisitions, and certain Negotiated Transactions, the Company will cause a percentage of the Mortgage Loans acquired from Originators to be (i) reunderwritten for the purpose of determining whether such Mortgage Loans were originated in accordance with the Guidelines, (ii) reappraised to assess the accuracy of the appraised values, and (iii) audited to determine the accuracy of the loan data in the loan files. Such process may consist of a review of all such Mortgage Loans or may be performed on a sample basis.

         Qualifications of Originators. Each Originator from which a Mortgage Loan is acquired has been approved by the Company for participation in the Mortgage Loan Program. Originators enter into agreements to sell Mortgage Loans to the Company pursuant to the Mortgage Loan Program which provides for the periodic, "spot," or negotiated transaction or bulk acquisition purchase and sale of loans meeting the Company's Guidelines generally. As part of the qualification process, the Company determines whether each Originator has a specified minimum level of equity and experience in originating non-conforming credit Mortgage Loans. Notwithstanding this process, however, there can be no assurance that any Originator presently meets such qualifications or will continue to meet such qualifications at the time of inclusion of Mortgage Loans sold by it and included in the Trust Estate for a series of Securities, or thereafter. In addition, the Company may waive or modify in an appropriate case any of the foregoing requirements for Originators.



         All Originators must have received a satisfactory on-site review by the Company of its operating procedures. All Originators are required to originate mortgage loans in accordance with the applicable industry underwriting standards and federal and state laws and regulations. However, with respect to any Originator, some of the generally applicable underwriting standards described herein and in the Guidelines may be modified or waived with respect to certain Mortgage Loans acquired from such Originators.


Manufactured Housing Contract Program

         General. All manufactured housing contracts that are purchased by the Company from dealers or originated by the Company through a broker are written on forms provided by the Company and are purchased or underwritten, as the case may be, on an individually approved basis. With respect to each retail manufactured housing contract to be purchased from a dealer or submitted by a broker and underwritten, as the case be, the Company's general practice is to have the dealer or broker submit the customer's credit application, manufacturer's invoice (if the contract is for a new home) and certain other information relating to the contract to the applicable regional office of the Company. Personnel at the regional office make an analysis of the creditworthiness of the obligor and of other aspects of the proposed transaction. If the credit worthiness of the obligor and other aspects of the transaction are approved by the regional office, the Company purchases the contract after the manufactured home is delivered and set up.

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         Because manufactured homes generally depreciate in value, the Company's management believes that the creditworthiness of a potential obligor under a manufactured housing contract should be the most important criterion in determining whether to approve the purchase or origination of such manufactured housing contract. In this regard, the Company uses an underwriting guideline matrix based upon each applicant's credit history, residence history, employment history, debt-to-income ratio and down payment percentage. Although, with respect to certain of these criteria, the Company has minimum requirements, the Company management does not believe that these minimum requirements are themselves generally sufficient to warrant a credit approval of an applicant. Thus, there were and are no requirements on the basis of which, if they are met, credit is routinely approved, and if they are not met, credit is routinely denied. Rather, if an applicant has a low rating with respect to one of the criteria mentioned above, there generally must be a compensating higher rating with respect to other items in order for such applicant to be approved. In addition, in certain cases, credit applications are approved even if certain of the minimum criteria are not met. The ultimate decision to approve or reject a credit application is thus the result of a judgment made by either regional management or the Company's senior management.

         The Company's policy is to approve or reject each credit application within 72 hours of receipt. Thus, there is generally less time for credit investigation than is the case, for instance, with loans for site-built homes. Although the Company's management believes that the 72 hour period for approval or rejection of each credit application is in line with industry practice, no assurance can be given that any credit application that was approved in 72 hours would have been approved if a longer period had been provided for credit investigation.

         The qualifications of all regional office personnel authorized to approve or reject credit applications are reviewed by the President and/or the Chief Executive Officer of the Company. All such personnel have certain lending limits applicable to their approval authority. The Company has no set qualifications for any employees to whom authority to approve or reject credit applications may be delegated.


         The credit review and approval practices of each regional office are subject to internal reviews and audits that, through sampling, examine the nature of the verification of credit histories, residence histories, employment histories and debt-to-income ratios of the applicants and evaluate the credit risks associated with the contracts purchased through such regional office by rating the obligors on such contracts according to their credit histories, residence histories, employment histories, debt-to-income ratios and down payment percentages. Selection of underwriting files for review is generally made by the personnel performing the examination, without prior knowledge on the part of the regional office personnel of the files to be selected for review. However, the Company has no requirement that any specific random selection procedures be followed, and no assurance can be given that the files reviewed in any examination process are representative of the contract originations in the related regional office. In addition, no statistical analysis is performed on the results of any such examination of underwriting files.

         Underwriting policies for the Company's origination or purchase on an individual basis of manufactured housing contracts are established by the Company's senior management and are applicable to all regional offices in the Company's manufactured housing regional office system.

                          DESCRIPTION OF THE SECURITIES

General

         The Securities will be issued in series. Each series of Securities (or, in certain instances, two or more series of Securities) will be issued pursuant to a Pooling and Servicing Agreement. The following (together with additional summaries under "The Pooling and Servicing Agreement" below) describes all material terms and provisions relating to the Securities common to each Pooling and Servicing Agreement. The following does not purport to be complete and are subject to, and is qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for the related Trust and the related Prospectus Supplement.

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         The Securities  will consist of two basic types:  (i) Securities of the fixed-income type ("Fixed-Income Securities") and (ii) Securities of the equity participation type ("Equity Securities"). No Class of Equity Securities will be offered pursuant to this Prospectus or any Prospectus Supplement related hereto. Fixed-Income Securities generally will be styled as debt instruments, having a principal balance and a specified interest rate ("Interest Rate"). Fixed-Income Securities may be either beneficial ownership interests in the related Loans held by the related Trust, or may represent debt secured by such Loans. Each series or class of Fixed-Income Securities may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate. The related Prospectus Supplement will specify the Interest Rate for each series or class of Fixed-Income Securities, or the initial Interest Rate and the method for determining subsequent changes to the Interest Rate.


         A series may include one or more classes of Fixed-Income Securities ("Strip Securities") entitled to (i) principal distributions, with disproportionate, nominal or no interest distributions, or (ii) interest distributions, with disproportionate, nominal or no principal distributions. In addition, a series may include two or more classes of Fixed-Income Securities that differ as to timing, sequential order, priority of payment, Interest Rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the related Loan Pool, which series may include one or more classes of Fixed-Income Securities ("Accrual Securities"), as to which certain accrued interest will not be distributed but rather will be added to the principal balance (or nominal principal balance in the case of Accrual Securities which are also Strip Securities) thereof on each Payment Date, as hereinafter defined.


         If so  provided  in the  related  Prospectus  Supplement,  a series  of
Securities may include one or more classes of Fixed-Income Securities (collectively, the "Senior Securities") that are senior to one or more classes of Fixed-Income Securities (collectively, the "Subordinate Securities") in respect of certain distributions of principal and interest and allocations of losses on Loans. In addition, certain classes of Senior (or Subordinate) Securities may be senior to other classes of Senior (or Subordinate) Securities in respect of such distributions or losses.

         Equity Securities will represent the right to receive the proceeds of the related Trust Estate after all required payments have been made to the Securityholders of the related Fixed-Income Securities (both Senior Securities and Subordinate Securities), and following any required deposits to any reserve account that may be established for the benefit of the Fixed-Income Securities. Equity Securities may constitute what are commonly referred to as the "residual interest", "seller's interest" or the "general partnership interest", depending upon the treatment of the related Trust for federal income tax purposes. As distinguished from the Fixed-Income Securities, the Equity Securities will not be styled as having principal and interest components. Any losses suffered by the related Trust first will be absorbed by the related class of Equity Securities, as described herein and in the related Prospectus Supplement.

         No Class of Equity Securities will be offered pursuant to this Prospectus or any Prospectus Supplement related hereto. Equity Securities may be offered on a private placement basis or pursuant to a separate Registration
Statement to be filed by the Company. In addition, the Company and its affiliates may initially or permanently hold any Equity Securities issued by any Trust.


         General Payment Terms of Securities. As provided in the related Pooling and Servicing Agreement and as specified in the related Prospectus Supplement, Securityholders will be entitled to receive payments on their Securities on specified dates ("Payment Dates"). Payment Dates with respect to Fixed-Income Securities will occur monthly, quarterly or semi-annually, as described in the related Prospectus Supplement; Payments on Equity Securities will be made monthly, quarterly or semi-annually, as specified in the related Prospectus Supplement.

         The related Prospectus Supplement will specify a date (the "Record Date") preceding such Payment Date, as of which the Trustee or its paying agent will fix the identity of the Securityholders for the purpose of receiving payments on the next succeeding Payment Date.


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         The  related  Prospectus  Supplement  and  the  Pooling  and  Servicing
Agreement will specify a period (a "Remittance Period") antecedent to each Payment Date (for example, in the case of monthly-pay Securities, the calendar month preceding the month in which a Payment Date occurs or such other specified period). Collections received on or with respect to the related Loans during a Remittance Period will be required to be remitted by the Servicer to the related Trustee prior to the related Payment Date and will be used to distribute
payments to  Securityholders  on such  Payment  Date.   The  related  Prospectus
Supplement will specify whether the related Pooling and Servicing Agreement will provide that all or a portion of the principal collected on or with respect to the related Loans may be applied by the related Trustee to the acquisition of additional Loans during a specified period (rather than used to distribute payments of principal to Securityholders during such period) with the result that the related Securities possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any such interest-only or revolving period may terminate prior to the end of the specified period and result in the earlier than expected amortization of the related Securities upon the occurrence of certain events, which may
include   (i)   default  in   payment   of   interest   or   principal   to  the
Certificateholders, (ii) breach of the Company's representations and warranties that materially and adversely affects the Certificateholders, which continues for a period of 30 days after notice to the Company, (iii) the commencement of proceedings against the Company to adjudicate it insolvent, (iv) an Event of Servicing Termination has occurred, (v) the Certificate Insurer has made payments to the Trustee, (vi) that the ratio of delinquent Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement or (vii) the ratio of defaulted Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement.

         In addition, the related Prospectus Supplement will specify whether the related Pooling and Servicing Agreement will provide that all or a portion of such collected principal may be retained by the Trustee (and held in certain temporary investments, including Loans) for a specified period prior to being used to distribute payments of principal to Securityholders.

         The result of such retention and temporary investment by the Trustee of such principal would be to slow the amortization rate of the related Securities relative to the amortization rate of the related Loans, or to attempt to match the amortization rate of the related Securities to an amortization schedule established at the time such Securities are issued. Any such feature applicable to any Securities may terminate, resulting in the current funding of principal payments to the related Securityholders and an acceleration of the amortization of such Securities upon the occurrence of certain events, which may include (i) default in payment of interest or principal to the Certificateholders, (ii) breach of the Company's representations and warranties that materially and adversely affects the Certificateholders, which continues for a period of 30 days after notice to the Company, (iii) the commencement of proceedings against the Company to adjudicate it insolvent, (iv) an Event of Servicing Termination has occurred, (v) the Certificate Insurer has made payments to the Trustee, (vi) that the ratio of delinquent Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement or (vii) the ratio of defaulted Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement.


         Neither the Securities nor the underlying Loans will be guaranteed or insured by any governmental agency or instrumentality or the Company, the Servicer, the Master Servicer, if any, any Sub-Servicer, any Originator or any of their affiliates.


         Securities of each series covered by a particular Pooling and Servicing Agreement will evidence specified beneficial ownership interest in a separate Trust Estate created pursuant to such Pooling and Servicing Agreement. A Trust Estate will consist of, to the extent provided in the Pooling and Servicing
Agreement: (i) a pool of Loans (and the related Loan documents) or certificates of interest or participations therein underlying a particular series of Securities as from time to time are subject to the Pooling and Servicing Agreement, exclusive of, if specified in the related Prospectus Supplement, any interest retained by the related Originator, the Company or any of their affiliates with respect to each such Loan; (ii) payments and collections in respect of the Loans due, accrued or received, as specified in the related Prospectus Supplement, on and after the related Cut-Off Date, as from time to time are identified as deposited in respect thereof in the Principal and Interest Account and in the related Distribution Account; (iii) property acquired by foreclosure of the Loans or deed in lieu of foreclosure;


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(iv)  hazard  and  flood  insurance  policies  and  primary  mortgage  insurance policies, if any, and certain proceeds thereof; and (v) any combination, as specified in the related Prospectus Supplement, of a letter of credit, financial guaranty insurance policy, purchase obligation, mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund or other type of Credit Enhancement as described under "Description of Credit Enhancement."


Form of Securities

         The Securities of each series will be issued as physical certificates ("Physical Certificates") in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the registrar of the Securities (the "Security Registrar") named in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         If so specified in the related Prospectus Supplement, specified classes of a series of Securities will be issued in uncertificated book-entry form ("Book-Entry Securities"), and will be registered in the name of Cede, the nominee of DTC. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations (" Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participant").

         Under a book-entry format, Securityholders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Securities registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Securityholders will receive all distributions of principal of and interest on the Securities from the Trustee through DTC and its Participants. Under a book-entry format, Securityholders will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants, which thereafter will be required to forward such payments to Indirect Participants or Securityholders. Unless and until Physical Securities are issued, it is anticipated that the only Securityholder will be Cede, as nominee of DTC, and that the beneficial holders of Securities will not be recognized by the Trustee as Securityholders under the Pooling and Servicing Agreement. The beneficial holders of such Securities will only be permitted to exercise the rights of Securityholders under the Pooling and Servicing Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. Participants and Indirect Participants with which Securityholders have accounts with respect to their Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Securityholders. Accordingly, although Securityholders will not possess Securities, the rules provide a mechanism by which Securityholders will receive distributions and will be able to transfer their interests.

         Unless and until Physical Certificates are issued, Securityholders who are not Participants may transfer ownership of Securities only through
Participants by instructing such Participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants

                                       38




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at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Securityholders.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Securities may be limited due to the lack of a Physical Certificate for such Securities.

         DTC in general advises that it will take any action permitted to be taken by a Securityholder under a Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC the related Securities are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Securityholders only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Securities that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Securities to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Securities.


         Any Securities initially registered in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Securityholders or their nominees ("Physical Certificates"), rather than to DTC or its nominee only under the events specified in the related Pooling and Servicing Agreement. Upon the occurrence of any of the events specified in the related Pooling and Servicing Agreement and the Prospectus Supplement, (which may include the following events: (a) DTC or the Company advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Certificates and the Company or the Trustee is unable to locate a qualified successor, (b) the Company, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Securityholders representing a majority of the outstanding Percentage Interests of the specified class of Securities, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the Securityholders) DTC will be required to notify all Participants of the availability through DTC of Physical Certificates. Upon surrender by DTC of the securities representing the Securities and instruction for re-registration, the Trustee will issue the Securities in the form of Physical Certificates, and thereafter the Trustee will recognize the holders of such Physical Certificates as Securityholders. Thereafter, payments of principal of and interest on the Securities will be made by the Trustee directly to Securityholders in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement. The final distribution of any Security (whether Physical Certificates or Securities registered in the name of Cede), however, will be made only upon presentation and surrender of such Securities on the final Payment Date at such office or agency as is specified in the notice of final payment to Securityholders.

Assignment of Loans

         At the time of issuance of a series of Securities, the Company will cause the Loans being included in the related Trust Estate to be assigned to the Trustee together with all payments and collections in respect of the Loans due, accrued or received, as specified in the related Prospectus Supplement on or after the related Cut-Off Date. The Trustee will, concurrently with such assignment, deliver a series of Securities to the Company in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement. Such schedule will include, among other things, information as to the principal balance of each Loan as of the Cut-Off Date, as well as information regarding the Loan Rate, the currently scheduled monthly payment of principal and interest and the maturity of the Note.


         A typical provision relating to document delivery requirements would provide that the Company deliver to the Trustee a file consisting of (i) the original Notes or certified copies thereof, endorsed in blank or to the order of the holder, (ii) originals of all intervening assignments, showing a complete chain of title from origination to the applicable Originators, if any, including warehousing assignments, with evidence of recording thereon, (iii) originals of all assumption and modification agreements, if any, and, unless such Loan is covered

                                       39




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




by a counsel's opinion as described in the next paragraph, (iv) either: (a) the original Loan, with evidence of recording thereon, (b) a true and accurate copy of the Loan where the original has been transmitted for recording, until such time as the original is returned by the public recording office or (c) a copy of the Loan certified by the public recording office in those instances where the original recorded Loan has been lost. To the extent that such a file containing all or a portion of such items has been delivered to the Trustee, the Trustee will generally be required, for the benefit of the Securityholders, to review each such file within a specified period, generally not exceeding 90 days, to ascertain that all required documents (or certified copies of documents) have been executed and received.

         Generally, transfer documentation from the Originators to the Company will have been prepared and filed prior to the execution and delivery of the Pooling and Servicing Agreement. A typical provision relating to the preparation and filing of transfer documentation will require the Company to cause to be prepared and recorded, within a specified period, generally not exceeding 75 business days of the execution and delivery of the applicable Pooling and Servicing Agreement (or, if original recording information is unavailable, within such later period as is permitted by the Pooling and Servicing Agreement) assignments of the Mortgages from the Company to the Trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Company, to the Trustee; provided, however, that if the Company furnishes to the Trustee an opinion of counsel to the effect that no such recording is necessary to perfect the Trustee's interests in the Mortgages with respect to one or more jurisdictions, then such recording will not be required with respect to such jurisdictions.

         If any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall promptly so notify the Company, which may notify the related Sub-Servicer or Originator, as the case may be. If the Company or the Originator does not cure the omission or defect within a specified period, generally not exceeding 60 days after notice is given to the Company or Originator, as the case may be, the Company or such Originator will be obligated to purchase on the next succeeding Remittance Date the related Loan from the Trustee at its Loan Purchase Price (or, if specified in the related Prospectus Supplement, will be permitted to substitute for such Loan under the conditions specified in the related Prospectus Supplement). The Servicer will be obligated to enforce this obligation of the Originator, as the case may be, to the extent described above under "Underwriting Program--Representations." Neither the Servicer nor the Company will, however, be obligated to purchase or substitute for such Loan if the Originator defaults on its obligation to do so, and there can be no assurance that an Originator, as the case may be, will carry out any such obligation. Such purchase obligation constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.

         The Trustee will be authorized at any time to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Securities will be set forth in the related Prospectus Supplement.

         Pursuant to each Pooling and Servicing Agreement, the Servicer, either directly or through Sub-Servicers, will service and administer the Loans assigned to the Trustee as more fully set forth below.

Forward Commitments; Pre-Funding

         A Trust  may  enter  into  an  agreement  (each,  a  "Forward  Purchase
Agreement") with the Company whereby the Company will agree to transfer additional Loans to such Trust following the date on which such Trust is established and the related Securities are issued. The Trust may enter into Forward Purchase Agreements to permit the acquisition of additional Loans (the "Subsequent Loans") that could not be delivered by the Company or have not formally completed the origination process, in each case prior to the date on which the Securities are delivered to the Securityholders (the "Closing Date"). Any Forward Purchase Agreement will require that any Loans so transferred to a Trust conform to the requirements specified in such Forward Purchase Agreement, this Prospectus and the related Prospectus Supplement. In addition, the Forward Purchase Agreement will state that the Company shall only transfer the Subsequent Loans upon the satisfaction of certain conditions,

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




including that the Company shall have delivered opinions of counsel (including bankruptcy, corporate and tax opinions) with respect to the transfer of the Subsequent Loans to the Certificate Insurer, if any, the Rating Agencies, the Servicer and the Trustee.

         If a Forward Purchase Agreement is to be utilized, the related Trustee will be required to deposit in a segregated account (each, a "Pre-Funding Account") a portion of the net proceeds received by the Trustee in connection with the sale of one or more classes of Securities of the related series (such amount, the "Pre-Funded Amount"); the additional Loans will be transferred to the related Trust in exchange for money released to the Company from the related Pre-Funding Account. Each Forward Purchase Agreement will set a specified period (the " Funding Period") during which any such transfers must occur The Forward Purchase Agreement or the related Pooling and Servicing Agreement will require that if all moneys originally deposited to such Pre-Funding Account are not so used by the end of the related Funding Period, then any remaining moneys will be applied as a mandatory prepayment of the related class or classes of Securities as specified in the related Prospectus Supplement.

         During the Funding Period, the moneys deposited to the Pre-Funding Account will either (i) be held uninvested or (ii) will be invested in one or more Eligible Investments. On payment dates that occur during the Funding Period, the Trustee will transfer any earnings on the moneys in the Pre-Funding Account to the Certificate Account for distribution to the Securityholders.


         Although the specific parameters of the Pre-Funding Account with respect to any issuance of Securities will be specified in the related Prospectus Supplement, it is anticipated that: (a) the Funding Period will not exceed 120 days from the related Closing Date, (b) that the Additional Loans to be acquired during the Funding Period will be subject to the same representations and warranties as the Loans included in the related Trust Fund on the Closing Date and (c) that the Pre-Funded Amount will not exceed 25% of the principal amount of the Securities issued pursuant to a particular offering.


         The Pre-Funding Account will be maintained by a Trustee, which must be a bank having combined capital and surplus, generally, of a least $100,000,000, long-term, unsecured debt rated at least investment grade and a long-term deposit rating of at least investment grade.

Payments on Loans; Deposits to Distribution Account

         Each Sub-Servicer servicing a Loan pursuant to a Sub-Servicing Agreement will establish and maintain an account (the "Sub-Servicing Account") that is acceptable to the Servicer. A Sub-Servicing Account must be established with a Federal Home Loan Bank or with a depository institution (including the Sub-Servicer itself) whose accounts are insured by the National Credit Union Share Insurance Fund or the FDIC. Except as otherwise permitted by the applicable Rating Agencies, a Sub-Servicing Account must be segregated and may not be established as a general ledger account.

         A Sub-Servicer is required to deposit into its Sub-Servicing Account on a daily basis all amounts that are received by it in respect of the Loans, less its servicing or other compensation. On or before the date specified in the Sub-Servicing Agreement (which date may be no later than the business day prior to the Determination Date referred to below or, if such day is not a business day, the preceding business day), the Sub-Servicer must remit or cause to be remitted to the Servicer all funds held in the Sub-Servicing Account with respect to Loans that are required to be so remitted. A Sub-Servicer may also be required to make such Servicing Advances and Delinquency Advances and to pay Compensating Interest as set forth in the related Sub-Servicing Agreement.


         The Servicer will deposit or will cause to be deposited into the Principal and Interest Account on a daily basis certain payments and collections due, accrued or received, as specified in the related Prospectus Supplement on or after to the Cut-Off Date, as specifically set forth in the related Pooling and Servicing Agreement, such as the following:


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                  (i) all payments on account of principal,  including principal payments received in advance of the date on which the related monthly payment is due (the "Due Date") (" Principal Prepayments"), on the Loans comprising a Trust Estate;

                  (ii) all payments on account of interest on the Loans comprising such Trust Estate, net of the portion of each payment thereof retained by the Sub-Servicer, if any, as its servicing or other compensation;


                  (iii) all amounts (net of unreimbursed liquidation expenses and insured expenses incurred, and unreimbursed advances made, by the related Sub-Servicer) received and retained, if any, in connection with the liquidation of any defaulted Loan, by foreclosure, deed in lieu of foreclosure or otherwise ("Liquidation Proceeds"), including all proceeds of any special hazard insurance policy, bankruptcy bond, mortgage pool insurance policy, financial guaranty insurance policy and any title, hazard or other insurance policy covering any Loan in such Loan Pool (together with any payments under any letter of credit, "Insurance Proceeds") , other than proceeds to be applied to the restoration of the related property or released to the Obligor in accordance with the Servicer's normal servicing procedures (such amounts, net of related unreimbursed expenses and advances of the Servicer, "Net Liquidation Proceeds");


                  (iv)  any  Buydown  Funds  (and,  if  applicable,   investment
         earnings thereon) required to be paid to Securityholders, as described below;

                  (v) all proceeds of any Loan in such Trust Estate purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Servicer, the Company, any Sub-Servicer or Originator or any other person pursuant to the terms of the Pooling and Servicing Agreement. See "Underwriting Program--Representations," "--Assignment of Loans" above;

                  (vi) any amounts required to be deposited by the Servicer in connection with losses realized on investments of funds held in the Principal and Interest Account, as described below;

                  (vii) any amounts required to be deposited in connection with the liquidation of the related Trust; and

                  (viii) any amounts required to be transferred from the Distribution Account to the Principal and Interest Account.

         In addition to the Principal and Interest Account, the Trustee will establish and maintain, at the corporate trust office of the Trustee, in the name of the Trust for the benefit of the holders of each series of Securities, an account for the disbursement of payments on the Loans evidenced by each series of Securities (the "Distribution Account"). The Principal and Interest Account and the Distribution Account each must be maintained with a Designated Depository Institution. A " Designated Depository Institution" is an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which have a rating satisfactory to the Rating Agencies and the related Credit Enhancer, if any, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws,
(ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the related Credit Enhancer, if any, each Rating Agency and, in each case acting or designated by the Servicer as the depository institution for the Principal and Interest Account; provided, however, that any such institution or association will generally be required to have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, the Principal and Interest Account may be held by an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated at a level satisfactory to one or more Rating Agencies if such institution has trust powers and the Principal and Interest

                                       42




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





Account is held by such institution in its trust capacity and not in its commercial capacity. The Distribution Account, the Principal and Interest Account are together referred to as "Accounts." All funds in the Distribution Account shall be invested and reinvested by the Trustee for the benefit of the Securityholders and the related Credit Enhancer, if any, as directed by the Servicer, in one or more Eligible Investments. An "Eligible Investment" is any of the following, in each case as determined at the time of the investment or contractual commitment to invest therein (to the extent such investments would not require registration of the Trust Fund as an investment company pursuant to the Investment Company Act of 1940): (a) negotiable instruments or securities represented by instruments in bearer or registered or book-entry form which evidence: (i) obligations which have the benefit of the full faith and credit of the United States of America, including depository receipts issued by a bank as custodian with respect to any such instrument or security held by the custodian for the benefit of the holder of such depository receipt, (ii) demand deposits or time deposits in, or bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depository institution authorities; provided that at the time of the Trustee's investment or contractual commitment to invest therein, the certificates of deposit or short-term depositors (if any) or long-term unsecured debt obligations (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company has a credit rating in the highest category from each Rating Agency, (iii) certificates of deposit having a rating in the highest rating category by the Rating Agencies, or (iv) investments in money market funds which are (or which are composed of instruments or other investments which are) rated in the highest rating category from each Rating Agency; (b) demand deposits in the name of the Trustee in any depository institution or trust company referred to in clause (a)(ii) above; (c) commercial paper (having original or remaining maturities of no more than 270 days) having a credit rating in the highest rating category from each Rating Agency; (d) Eurodollar time deposits that are obligations of institutions whose time deposits carry a credit rating in the highest rating category from each Rating Agency; (e) repurchase agreements involving any Eligible Investment described in any of clauses (a)(i), (a)(iii) or (d) above, so long as the other party to the repurchase agreement has its long-term unsecured debt obligations rated in the highest rating category from each Rating Agency; and (f) any other investment with respect to which each Rating Agency rating such Securities indicates will not result in the reduction or withdrawal of its then-existing rating of the Securities. Any Eligible Investment must mature not later than the Business Day prior to the next Distribution Date. The Principal and Interest Account may contain funds relating to more than one series of Securities as well as payments received on other loans serviced or master serviced by it that have been deposited into the Principal and Interest Account. All funds in the Principal and Interest Account will be required to be held (i) uninvested, up to limits insured by the FDIC or (ii) invested in Eligible Investments. The Servicer will be entitled to any interest or other income or gain realized with respect to the funds on deposit in the Principal and Interest Account.


         To the extent that the ratings, if any, then assigned to the unsecured debt of the Servicer or of the Servicer's corporate parent are satisfactory to the Rating Agencies, the Servicer may be permitted to co-mingle Loan payments and collections with the Servicer's general funds rather than be required to deposit such amounts into a segregated Principal and Interest Account.

         On the day seven days preceding each Payment Date (the " Remittance Date"), the Servicer will withdraw from the Principal and Interest Account and remit to the Trustee for deposit in the applicable Distribution Account, in immediately available funds, the amount to be distributed therefrom to Securityholders on such Payment Date. The Servicer will remit to the Trustee for deposit into the Distribution Account the amount of any advances made by the Servicer as described herein under "--Advances," any amounts required to be transferred to the Distribution Account from a Reserve Fund, as described under "Credit Enhancement" below, any amounts required to be paid by the Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Servicer to cover hazard losses on the Loans as described under "Hazard Insurance; Claims Thereunder--Hazard Insurance Policies" below and any other amounts as specifically set forth in the related Pooling and Servicing Agreement. The Trustee will cause all payments received by it from any Credit Enhancer to be deposited in the Distribution Account not later than the related Payment Date.

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         Funds on deposit in the Principal and Interest Account  attributable to
Loans underlying a series of Securities may be invested in Eligible Investments maturing in general not later than the business day preceding the next Payment Date. All income and gain realized from any such investment will be for the account of the Servicer. Funds on deposit in the related Distribution Account may be invested in Eligible Investments maturing, in general, no later than the business day preceding the next Payment Date.

         With respect to each Buydown Loan, the Servicer will deposit the related Buydown Funds provided to it in a Buydown Account. The terms of all Buydown Loans provide for the contribution of Buydown Funds in an amount equal to or exceeding either (i) the total payments to be made from such funds pursuant to the related buydown plan or (ii) if such Buydown Funds are to be deposited on a discounted basis, that amount of Buydown Funds which, together with investment earnings thereon at a rate as set forth by the Company from time to time, will support the scheduled level of payments due under the Buydown Loan. Neither the Servicer nor the Company will be obligated to add to any such discounted Buydown Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any such insufficiency is not recoverable from the Obligor or, in an appropriate case, from the related Originator or the related Servicer, distributions to Securityholders may be affected. With respect to each Buydown Loan, the Servicer will withdraw from the Buydown Account and deposit into the Principal and Interest Account on or before the date specified in the Pooling and Servicing Agreement the amount, if any, of the Buydown Funds (and, if applicable, investment earnings thereon) for each Buydown Loan that, when added to the amount due from the Obligor on such Buydown Loan, equals the full monthly payment which would be due on the Buydown Loan if it were not subject to the buydown plan.

         If the Obligor on a Buydown Loan prepays such Loan in its entirety during the Buydown Period, the Servicer will withdraw from the Buydown Account and remit to the Obligor or such other designated party in accordance with the related buydown plan any Buydown Funds remaining in the Buydown Account. If a prepayment by an Obligor during the Buydown Period together with Buydown Funds will result in full prepayment of a Buydown Loan, the Servicer will generally be required to withdraw from the Buydown Account and deposit into the Principal and Interest Account the Buydown Funds and investment earnings thereon, if any, which together with such prepayment will result in a prepayment in full; provided that Buydown Funds may not be available to cover a prepayment under certain Loan programs. Any Buydown Funds relating to a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the Obligor to repay fully the related Loan if the Loan were not subject to the buydown plan. Any investment earnings remaining in the Buydown Account after prepayment or after termination of the Buydown Period will be remitted to the related Obligor or such other designated party pursuant to the agreement relating to each Buydown Loan (the "Buydown Agreement"). If the Obligor defaults during the Buydown Period with respect to a Buydown Loan and the property securing such Buydown Loan is sold in liquidation (either by the Servicer, the primary insurer, the insurer under the mortgage pool insurance policy (the "Credit Enhancer") or any other insurer), the Servicer will be required to withdraw from the Buydown Account the Buydown Funds and all investment earnings thereon, if any, and pay the same to the primary insurer or the Credit Enhancer, as the case may be, if the Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.

Withdrawals from the Principal and Interest Account

         The Servicer may, from time to time, make withdrawals from the Principal and Interest Account for certain purposes, as specifically set forth in the related Pooling and Servicing Agreement, which generally will include the following except as otherwise provided therein:

                  (i) to effect the timely remittance to the Trustee for deposit to the Distribution Account in the amounts and in the manner provided in the Pooling and Servicing Agreement and described in "--Payments on Loans; Deposits to Distribution Account" above;

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                  (ii) to reimburse  itself or any  Sub-Servicer for Delinquency
         Advances and Servicing Advances as to any Property, out of late payments or collections on the related Loan with respect to which such Delinquency Advances or Servicing Advances were made;

                  (iii) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                  (iv) to withdraw amounts that have been deposited in the Principal and Interest Account in error;

                  (v) to clear and terminate the Principal and Interest Account in connection with the termination of the Trust Estate pursuant to the Pooling and Servicing Agreement, as described in "The Pooling and Servicing Agreement--Termination, Retirement of Securities;" and

                  (vi)  to invest in Eligible Investments.

Distributions

         Beginning on the Payment Date in the month following the month (or, in the case of quarterly-pay Securities, the third month following such month and each third month thereafter or, in the case of semi-annually-pay Securities, the sixth month following such month and each sixth month thereafter) in which the Cut-Off Date occurs (or such other date as may be set forth in the related Prospectus Supplement) for a series of Securities, distributions of principal and interest (or, where applicable, of principal only or interest only) on each class of Securities entitled thereto will be made either by the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"), to the persons who are registered as Securityholders at the close of business on the Record Date in proportion to their respective Percentage Interests. Interest that accrues and is not payable on a class of Securities will be added to the principal balance of each Security of such class in proportion to its Percentage Interest. The undivided percentage interest (the "Percentage Interest") represented by a Security of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Security by the aggregate initial amount or notional balance of all the Securities of such class. Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a Securityholder at a bank or other entity having appropriate facilities therefor, if such Securityholder has so notified the Trustee or the Paying Agent, as the case may be, and the applicable Pooling and Servicing Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Security Register; provided, however, that the final distribution in retirement of the Securities (other than any Book-Entry Securities) will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee specified in the notice to Securityholders of such final distribution.

Principal and Interest on the Securities


         The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Securities is described below and will be specified in the related Prospectus Supplement. Each class of Securities (other than certain classes of Strip Securities) may bear interest at a different interest rate (the "Pass-Through Rate"), which may be a fixed or adjustable Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate for each class, or in the case of an adjustable Pass-Through Rate, the initial Pass-Through Rate and the method for determining the Pass-Through Rate. Interest on the Securities will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         On each Payment Date for a series of Securities, the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Securities, an amount equal to the Percentage Interest represented by the Security held by such holder multiplied by such class' Distribution Amount. The Distribution Amount for a class of Securities for any Payment Date will be the portion, if any, of the principal distribution amount (generally the sum of all amounts received by the Servicer

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in respect of principal during the related collection period, as may be adjusted to maintain any subordination levels specified in the related Prospectus Supplement) (as defined in the related Prospectus Supplement) allocable to such class for such Payment Date, as described in the related Prospectus Supplement, plus, if such class is entitled to payments of interest on such Payment Date, the interest accrued at the applicable Pass-Through Rate on the principal balance or notional amount of such class, as specified in the applicable Prospectus Supplement, less the amount of any Deferred Interest added to the principal balance of the Loans and/or the outstanding balance of one or more classes of Securities on the related Due Date and any other interest shortfalls allocable to Securityholders which are not covered by advances or the applicable Credit Enhancement, in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

         The related Prospectus Supplement will specify whether the related Pooling and Servicing Agreement will provide that all or a portion of the principal collected on or with respect to the related Loans may be applied by the related Trustee to the acquisition of additional Loans during a specified period (rather than used to fund payments of principal to Securityholders during such period) with the result that the related securities will possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any such interest-only or revolving period may terminate prior to the end of the specified period and result in the earlier than expected amortization of the related Securities upon the occurrence of certain events, which may include (i) default in payment of interest or principal to the Certificateholders, (ii) breach of the Company's representations and warranties that materially and adversely affects the Certificateholders, which continues for a period of 30 days after notice to the Company, (iii) the commencement of proceedings against the Company to adjudicate it insolvent, (iv) an Event of Servicing Termination has occurred, (v) the Certificate Insurer has made payments to the Trustee, (vi) that the ratio of delinquent Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement or (vii) the ratio of defaulted Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement.

         In addition, the related Prospectus Supplement, will specify whether the related Pooling and Servicing Agreement will provide that all or a portion of such collected principal may be retained by the Trustee (and held in certain temporary investments, including Loans) for a specified period prior to being used to fund payments of principal to Securityholders.


         In the case of a series of Securities that includes two or more classes of Securities, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Securities or Subordinate Securities) of each such class shall be as provided in the related Prospectus Supplement. Distributions in respect of principal of any class of Securities will be made on a pro rata basis among all of the Securities of such class.


         On or prior to the third business day next preceding the Payment Date (or such earlier day as shall be agreed by the related Credit Enhancer, if any, and the Trustee) of the month of distribution (the "Determination Date"), the Trustee will determine the amounts of principal and interest which will be passed through to Securityholders on the immediately succeeding Payment Date. If the amount in the Distribution Account is insufficient to cover the amount to be passed through to Securityholders, the Trustee will be required to notify the related Credit Enhancer, if any, pursuant to the related Pooling and Servicing Agreement for the purpose of funding such deficiency.


Advances


         The Servicer will be required, not later than each Remittance Date, to deposit into the Principal and Interest Account an amount equal to the sum of the principal and interest portions (net of the Servicing Fees) due, but not collected, with respect to delinquent Loans directly serviced by the Servicer during the prior Remittance Period, but only if, in its good faith business judgment, the Servicer believes that such amount will ultimately be recovered from the related Loan. The related Prospectus Supplement will specify whether the Servicer may also be required to advance delinquent payments of principal. Any such amounts so advanced are

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"Delinquency  Advances".  The  Servicer will be permitted to fund its payment of
Delinquency Advances on any Remittance Date from collections on any Loan deposited to the Principal and Interest Account subsequent to the related Remittance Period, and will be required to deposit into the Principal and Interest Account with respect thereto (i) collections from the Obligor whose delinquency gave rise to the shortfall which resulted in such Delinquency Advance and (ii) Net Liquidation Proceeds recovered on account of the related Loan to the extent of the amount of aggregate Delinquency Advances related thereto. A Sub-Servicer will be permitted to fund its payment of Delinquency Advances as set forth in the related Sub-Servicing Agreement.

         A Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due.

         On or prior to each Remittance Date, the Servicer will be required to deposit in the Principal and Interest Account with respect to any full prepayment received on a Loan directly serviced by the Servicer during the related Remittance Period out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at the Loan's Loan Rate (less the related Base Servicing Fees) on the principal balance of such Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Obligor with respect to the Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall not be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate related Base Servicing Fees received by the Servicer with respect to all Loans directly serviced by such Servicer for such Remittance Period.

         The Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, but only to the extent that the Servicer reasonably believes that such amounts will increase Net Liquidation Proceeds on the related Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances to the extent permitted by the Loans or, if not theretofore recovered from the Obligor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Loan or, in certain cases, from excess cash flow otherwise payable to the holders of the related Equity Securities.

         Notwithstanding the foregoing, if the Servicer exercises its option, if any, to purchase the assets of a Trust Estate as described under "The Pooling and Servicing Agreement--Termination; Retirement of Securities" below, the Servicer will be deemed to have been reimbursed for all related advances previously made by it and not theretofore reimbursed to it. The Servicer's obligation to make advances may be supported by Credit Enhancement as described in the related Pooling and Servicing Agreement. In the event that the Credit Enhancer is downgraded by a Rating Agency rating the related Securities or if the collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related Prospectus Supplement, the Securities may also be downgraded.


Reports to Securityholders

         With each distribution to Securityholders of a particular class the Trustee will forward or cause to be forwarded to each holder of record of such class of Securities a statement or statements with respect to the related Trust setting forth the information specifically described in the related Pooling and Servicing Agreement, which generally will include the following as applicable except as otherwise provided therein:

                  (i) the amount of the distribution with respect to each class of Securities;

                  (ii) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any prepayments or other recoveries of principal included therein;

                  (iii)  the amount of such distribution allocable to interest;

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                  (iv) the aggregate unpaid Principal Balance of the Loans after giving effect to the distribution of principal on such Payment Date;

                  (v) with respect to a series consisting of two or more classes, the outstanding principal balance or notional amount of each class after giving effect to the distribution of principal on such Payment Date;

                  (vi) the  amount  of  coverage  under any  letter  of  credit, mortgage pool insurance policy or other form of Credit Enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any Credit Enhancement substituted therefor;

                  (vii) information furnished by the Company pursuant to section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist Securityholders in computing their market discount;

                  (viii) the total of any substitution amounts and any Loan Purchase Price amounts included in such distribution; and

                  (ix) a number with respect to each class (the "Pool Factor") computed by dividing the principal balance of all Securities in such class (after giving effect to any distribution of principal to be made on such Payment Date) by the original principal balance of the Securities of such class on the Closing Date.

         Items (i) through  (iii)  above  shall,  with  respect to each class of
Securities, be presented on the basis of a certificate having a $1,000 denomination. In addition, by January 31 of each calendar year during which Securities are outstanding, the Trustee shall furnish a report to each Securityholder at any time during each calendar year as to the aggregate amounts reported pursuant to (i), (ii) and (iii) with respect to the Securities for such calendar year. If a class of Securities are in book-entry form, DTC will supply such reports to the Securityholders in accordance with its procedures.

         In addition, on each Payment Date the Trustee will forward or cause to be forwarded additional information, as of the close of business on the last day of the prior calendar month, as more specifically described in the related Pooling and Servicing Agreement, which generally will include the following as applicable except as otherwise provided therein:

                  (i) the total number of Loans and the aggregate principal balances thereof, together with the number, percentage (based on the then-outstanding principal balances) and aggregate principal balances of Loans (a) 30-59 days delinquent, (b) 60-89 days delinquent and (c) 90 or more days delinquent;

                  (ii) the number, percentage (based on the then-outstanding principal balances), aggregate Loan balances and status of all Loans in foreclosure proceedings (and whether any such Loans are also included in any of the statistics described in the foregoing clause (i));

                  (iii) the number, percentage (based on the then-outstanding principal balances) and aggregate Loan balances of all Loans relating to Obligors in bankruptcy proceedings (and whether any such Loans are also included in any of the statistics described in the foregoing clause (i));

                  (iv) the number, percentage (based on the then-outstanding principal balances) and aggregate Loan balances of all Loans relating to the status of any Properties as to which title has been taken in the name of, or on behalf of the Trustee (and whether any such Loans are also included in any of the statistics described in the foregoing clause (i)); and

                  (v)  the  book  value  of  any   Property   acquired   through
         foreclosure or grant of a deed in lieu of foreclosure.

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Collection and Other Servicing Procedures

         Acting directly or through one or more Sub-Servicers as provided in the related Pooling and Servicing Agreement, the Servicer, is required to service and administer the Loans in accordance with the Pooling and Servicing Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others.


         The duties of the Servicer include collecting and posting of all payments, responding to inquiries of Obligors or by federal, state or local government authorities with respect to the Loans, investigating delinquencies, reporting tax information to Obligors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions and making Delinquency Advances and Servicing Advances to the extent described above under "-- Advances" and specified in the related Prospectus Supplement and the related Pooling and Servicing Agreement. The Servicer is required to follow its customary standards, policies and procedures in performing its duties as Servicer.


         The Servicer (i) is authorized and empowered to execute and deliver, on behalf of itself, the Securityholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Loans and with respect to the related Properties; (ii) may consent to any modification of the terms of any Note not expressly prohibited by the Pooling and Servicing Agreement if the effect of any such modification (x) will not materially and adversely affect the security afforded by the related Property or the timing of receipt of any payments required thereunder (in each case other than as permitted by the related Pooling and Servicing Agreement); and (y) will not cause a Trust which is a REMIC to fail to qualify as a REMIC.

         The related Pooling and Servicing Agreement will require the Servicer to follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Loans; provided that the Servicer is required always at least to follow collection procedures that are consistent with or better than standard industry practices. The Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, if any, or the fees which may be collected in the ordinary course of servicing the Loans, (ii) if an Obligor is in default or about to be in default because of an Obligor's financial condition, arrange with the Obligor a schedule for the payment of delinquent payments due on the related Loan; provided, however, the Servicer shall generally not be permitted to reschedule the payment of delinquent payments more than one time in any twelve consecutive months with respect to any Obligor or (iii) modify payments of monthly principal and interest on any Loan becoming subject to the terms of the Relief Act in accordance with the Servicer's general policies of the comparable loans subject to such Relief Act.

         When a Property (other than Manufactured Housing or Property subject to an ARM Loan) has been or is about to be conveyed by the Obligor, the Servicer will be required, to the extent it has knowledge of such conveyance or prospective conveyance, to exercise its rights to accelerate the maturity of the related Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer will not be required to exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Loan would not materially and adversely affect the interests of Securityholders or the related Credit Enhancer or jeopardize coverage under any primary insurance policy or applicable Credit Enhancement arrangements. In such event, the Servicer will be required to enter into an assumption and modification agreement with the person to whom such Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the related documents, the Obligor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer will be authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such person is substituted as Obligor and becomes liable under the Mortgage Note. The assumed Loan must conform in all respects to the requirements, representations and warranties of the Pooling and Servicing Agreement.

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         An ARM Loan may be assumed  if such ARM Loan is by its terms  assumable and if, in the reasonable judgment of the Servicer or the Sub-Servicer, the proposed transferee of the related Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Obligor transfers the Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable. Any fee collected by the Servicer or Sub-Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or Sub-Servicer as additional servicing compensation. See "Certain Legal Aspects of Loans and Related Matters--Enforceability of Certain Provisions" herein.

         The Servicer will have the right under the Pooling and Servicing Agreement to approve applications of Obligors seeking consent for (i) partial releases of Liens, (ii) alterations and (iii) removal, demolition or division of Properties. No application for consent may be approved by the Servicer unless:
(i) the provisions of the related Note and Lien have been complied with; (ii) the credit profile of the related Loan after any release is consistent with the underwriting guidelines then applicable to such Loan; and (iii) the lien priority of the related Lien is not reduced.

Realization Upon Defaulted Loans

         The Servicer shall foreclose upon or otherwise comparably effect the ownership of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments and which the Servicer has not purchased pursuant to the related Pooling and Servicing Agreement (such Mortgage Loans, "REO Property"). In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, making Servicing Advances for the payment of taxes, amounts due with respect to Senior Liens, and insurance premiums. The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust. The Pooling and Servicing Agreements generally will permit the Servicer to cease further collection and foreclosure activity if the Servicer reasonably determines that such further activity would not increase collections or recoveries to be received by the related Trust with respect to the related Loan. In addition, any required Delinquency Advancing may be permitted to cease at this point.

         Notwithstanding the generality of the foregoing provisions, the Servicer will be required to manage, conserve, protect and operate each REO
Property for the Securityholders solely for the purpose of its prompt disposition and sale as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Securityholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Securityholders for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.

         The Servicer shall determine, with respect to each defaulted Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Loan, whereupon such Loan shall become a Liquidated Loan. A Loan which is "charged-off", i.e., as to which the Servicer ceases further collection and/or foreclosure activity as a result of a determination that such further actions will not increase collections or recoveries to be received by the related Trust is also a "Liquidated Loan".

         If a loss is realized on a defaulted Loan or REO Property upon the final liquidation thereof that is not covered by any applicable form of Credit Enhancement or other insurance, the Securityholders will bear such loss.

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However, if a gain results from the final liquidation of an REO Property that is not required by law to be remitted to the related Obligor, the Servicer will be entitled to retain such gain as additional servicing compensation. For a description of the Servicer's obligations to maintain and make claims under applicable forms of Credit Enhancement and insurance relating to the Loans, see "Description of Credit Enhancement" and "Hazard Insurance; Claims Thereunder; Hazard Insurance Policies."

Master Servicer

         A Master Servicer may be specified in the related Prospectus Supplement for the related series of Securities. Customary servicing functions with respect to Loans constituting the Loan Pool in the Trust Estate will be provided by the Servicer directly or through one or more Sub-Servicers subject to supervision by the Master Servicer. If the Master Servicer is not directly servicing the Loans, then the Master Servicer will (i) administer and supervise the performance by the Servicer of its servicing responsibilities under the Pooling and Servicing Agreement with the Master Servicer, (ii) review monthly servicing reports and data relating to the Loan Pool for discrepancies and errors, and (iii) act as back-up Servicer during the term of the transaction unless the Servicer is terminated or resigns, in such case the Master Servicer shall assume the obligations of the Servicer.

         The Master Servicer will be a party to the Pooling and Servicing Agreement for any Series for which Loans comprise the Trust Estate. The Master Servicer will be required to meet the requirements set forth in the related Pooling and Servicing Agreement and, in the case of FHA Loans, approved by HUD as an FHA mortgagee. The Master Servicer will be compensated for the performance of its services and duties under each Pooling and Servicing Agreement as specified in the related Prospectus Supplement.

Sub-Servicing

         The Servicer may assign its servicing duties to designated Sub-Servicers and enter into Sub-Servicing Agreements with Sub-Servicers that may include affiliates of the Company. While such a Sub-Servicing Agreement will be a contract solely between the Servicer and the Sub-Servicer, the Pooling and Servicing Agreement pursuant to which a series of Securities is issued will provide that, if for any reason the Servicer for such series of Securities is no longer the Servicer of the related Loans, the Trustee or any successor Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

         With the approval of the Servicer, a Sub-Servicer may delegate its servicing obligations to third-party servicers, but such Sub-Servicer will remain obligated under the related Sub-Servicing Agreement. Each Sub-Servicer will be required to perform the customary functions of a servicer, including collection of payments from Obligors and remittance of such collections to the Servicer; maintenance of hazard insurance and flood insurance, if applicable, and filing and settlement of claims thereunder, subject in certain cases to the right of the Servicer to approve in advance any such settlement; maintenance of escrow or impound accounts of Obligors for payment of taxes, insurance and other items required to be paid by the Obligor pursuant to the Loan; processing of assumptions or substitutions; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Properties under certain circumstances; and maintaining accounting records relating to the Loans. A Sub-Servicer also may be obligated to make advances to the Servicer in respect of delinquent installments of principal and/or interest (net of any sub-servicing or other compensation) on Loans, as described more fully under "Description of the Securities--Advances," and in respect of certain taxes and insurance premiums not paid on a timely basis by Obligors. A Sub-Servicer may also be obligated to deposit amounts in respect of Compensating Interest to the related Principal and Interest Account in connection with prepayments of principal received and applied to reduce the outstanding principal balance of a Loan. No assurance can be given that the Sub-Servicers will carry out their advance or payment obligations, if any, with respect to the Loans.

         As compensation for its servicing duties, the Sub-Servicer may be entitled to a Base Servicing Fee. The Sub-Servicer may also be entitled to collect and retain, as part of its servicing compensation, any late charges or prepayment penalties provided in the Note or related instruments. The Sub-Servicer will be entitled to reimbursement for certain expenditures that it makes, generally to the same extent that the Servicer would be

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reimbursed  under the  applicable  Pooling  and  Servicing  Agreement.  See "The
Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses."

         Each Sub-Servicer will be required to agree to indemnify the Servicer for any liability or obligation sustained by the Servicer in connection with any act or failure to act by the Sub-Servicer in its servicing capacity. Each Sub-Servicer is required to maintain a fidelity bond and an errors and omission policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Servicer.

         Each Sub-Servicer will be required to service each Loan pursuant to the terms of the Sub-Servicing Agreement for the entire term of such Loan, unless the Sub-Servicing Agreement is terminated earlier by the Servicer or unless servicing is released to the Servicer. The Servicer generally may terminate a Sub-Servicing Agreement immediately upon the giving of notice upon certain stated events, including the violation of such Sub-Servicing Agreement by the Sub-Servicer, or following a specified period after notice to the Sub-Servicer without cause upon payment of an amount equal to a specified termination fee calculated as a specified percentage of the aggregate outstanding principal balance of all loans, including the Loans serviced by such Sub-Servicer pursuant to a Sub-Servicing Agreement and certain transfer fees.

         The Servicer may agree with a Sub-Servicer to amend a Sub-Servicing Agreement. Upon termination of a Sub-Servicing Agreement, the Servicer may act as servicer of the related Loans or enter into one or more new Sub-Servicing Agreements. If the Servicer acts as servicer, it will not assume liability for the representations and warranties of the Sub-Servicer that it replaces. If the Servicer enters into a new Sub-Servicing Agreement, each new Sub-Servicer must have such servicing experience that is otherwise satisfactory to the Servicer. The Servicer may make reasonable efforts to have the new Sub-Servicer assume liability for the representations and warranties of the terminated Sub-Servicer, but no assurance can be given that such an assumption will occur and, in any event, if the new Sub-Servicer is an affiliate of the Servicer, the liability for such representations and warranties will not be assumed by such new Sub-Servicer. In the event of such an assumption, the Servicer may in the exercise of its business judgment release the terminated Sub-Servicer from liability in respect of such representations and warranties. Any amendments to a Sub-Servicing Agreement or to a new Sub-Servicing Agreement may contain provisions different from those described above that are in effect in the original Sub-Servicing Agreements. However, the Pooling and Servicing Agreement for each Trust Estate will provide that any such amendment or new agreement may not be inconsistent with such Pooling and Servicing Agreement to the extent that it would materially and adversely affect the interests of the Securityholders.

                                  SUBORDINATION

         A Senior/Subordinate Series of Securities will consist of one or more classes of Senior Securities and one or more classes of Subordinate Securities, as specified in the related Prospectus Supplement. Only the Senior Securities will be offered hereby. Subordination of the Subordinate Securities of any Senior/Subordinate Series of Securities will be effected by the following method. In addition, certain classes of Senior (or Subordinate) Securities may be senior to other classes of Senior (or Subordinate) Securities, as specified in the related Prospectus Supplement, in which case the following discussion is qualified in its entirety by reference to the related Prospectus Supplement with respect to the various priorities and other rights as among the various classes of Senior Securities or Subordinate Securities, as the case may be.

         With respect to any Senior/Subordinate Series of Securities, the total amount available for distribution on each Payment Date, as well as the method for allocating such amount among the various classes of Securities included in such series, will be as set forth in the related Prospectus Supplement. Generally, the amount available for contribution will be allocated first to interest on the Senior Securities of such series, and then to principal of the Senior Securities up to the amounts determined as specified in the related Prospectus Supplement, prior to allocation to the Subordinate Securities of such series.

         In the event of any Realized Losses (as defined below) on Loans not in excess of the limitations described below, other than Extraordinary Losses, the rights of the Subordinate Securityholders to receive

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distributions with respect to the Loans will be subordinate to the rights of the
Senior Securityholders. With respect to any defaulted Loan that becomes a Liquidated Loan, through foreclosure sale, disposition of the related Property if acquired by deed in lieu of foreclosure, "charged-off" or otherwise, the amount of loss realized, if any (as more fully described in the related Pooling and Servicing Agreement, a "Realized Loss"), will equal the portion of the stated principal balance remaining, after application of all amounts recovered (net of amounts reimbursable to the Servicer for related advances and expenses) towards interest and principal owing on the Loan. With respect to a Loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss.

         Except as noted below, all Realized Losses will be allocated to the Subordinate Securities of the related series, until the Principal Balance (as defined in the related Prospectus Supplement) of such Subordinate Securities thereof has been reduced to zero. Any additional Realized Losses will be allocated to the Senior Securities (or, if such series includes more than one class of Senior Securities, either on a pro-rata basis among all of the Senior Securities in proportion to their respective outstanding Principal Balances or as otherwise provided in the related Prospectus Supplement).

         With respect to certain Realized Losses resulting from physical damage to Properties that are generally of the same type as are covered under a special hazard insurance policy, the amount thereof that may be allocated to the Subordinate Securities of the related series may be limited to an amount (the "Special Hazard Amount") specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Special Hazard Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Securities of the related series, either on a pro-rata basis in proportion to their outstanding Security Principal Balances, regardless of whether any Subordinate Securities remain outstanding, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses (including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Securities may be similarly limited to an amount (with respect to Fraud Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the " Bankruptcy Loss Amount"), and the Subordinate Securities may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro-rata basis among all outstanding classes of Securities.


         Any allocation of a Realized Loss (including a Special Hazard Loss) to a Security in a Senior/Subordinate Series will be made by reducing the Security Principal Balance thereof as of the Payment Date following the calendar month in which such Realized Loss was incurred.


         In lieu of the foregoing provisions, subordination may be effected in the following manner. The rights of the holders of Subordinate Securities to receive any or a specified portion of distributions with respect to the Loans may be subordinated to the extent of the amount set forth in the related Prospectus Supplement (the "Subordinate Amount"). As specified in the related Prospectus Supplement, the Subordinate Amount may be subject to reduction based upon the amount of losses borne by the holders of the Subordinate Securities as a result of such subordination, a specified schedule or such other method of reduction as such Prospectus Supplement may specify. If so specified in the related Prospectus Supplement, additional credit support for this form of subordination may be provided by the establishment of a reserve fund for the benefit of the holders of the Senior Securities (which may, if such Prospectus Supplement so provides, initially be funded by a cash deposit by the Originator) into which certain distributions otherwise allocable to the holders of the Subordinate Securities may be placed; such funds would thereafter be available to cure shortfalls in distributions to holders of the Senior Securities.


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                        DESCRIPTION OF CREDIT ENHANCEMENT

         Each series of Securities may have credit support comprised of one or more of the following components. Each component will have a monetary limit and will provide coverage with respect to Realized Losses that are (i) attributable to the Obligor's failure to make any payment of principal or interest as required under the Mortgage Note, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Property, Bankruptcy Losses or Fraud Losses (any such loss, a "Defaulted Mortgage Loss");
(ii) of a type generally covered by a special hazard insurance policy (as defined below) (any such loss, a "Special Hazard Loss"); (iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Loan, including a reduction by a bankruptcy court of the principal balance of or the Loan Rate on a Loan or an extension of its maturity (any such loss, a "Bankruptcy Loss"); and (iv) incurred on defaulted Loans as to which there was fraud in the origination of such Loans (any such loss, a "Fraud Loss"). Losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered. To the extent that the Credit Enhancement for any series of Securities is exhausted, the Securityholders will bear all further risks of loss not otherwise insured against.

         As set forth below and in the applicable Prospectus Supplement, Credit Enhancement may be provided with respect to one or more classes of a series of Securities or with respect to the Loans in the related Trust. Credit Enhancement may be in the form of (i) the subordination of one or more classes of Subordinate Securities to provide credit support to one or more classes of Senior Securities as described under "Subordination," (ii) the use of a mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund, letter of credit, financial guaranty insurance policy, other third party guarantees, or the use of a cross-support feature or overcollateralization, or
(iii) any combination of the foregoing. Any Credit Enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur that exceed the amount covered by Credit Enhancement or are not covered by the Credit Enhancement, holders of one or more classes of Securities will bear their allocable share of deficiencies. If a form of Credit Enhancement applies to several classes of Securities, and if principal payments equal to the aggregate principal balances of certain classes will be distributed prior to such distributions to the classes, the classes that receive such distributions at a later time are more likely to bear any losses that exceed the amount covered by Credit Enhancement.

         The amounts and type of Credit Enhancement arrangement as well as the provider thereof, if applicable, with respect to each series of Securities will be set forth in the related Prospectus Supplement. To the extent provided in the applicable Prospectus Supplement and the Pooling and Servicing Agreement, the Credit Enhancement arrangements may be periodically modified, reduced and substituted for based on the aggregate outstanding principal balance of the Loans covered thereby. See "Description of Credit Enhancement--Reduction or Substitution of Credit Enhancement." If specified in the applicable Prospectus Supplement, Credit Enhancement for a series of Securities may cover one or more other series of Securities.

         The descriptions of any insurance policies or bonds described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which are available upon request.

         Letter of Credit. If any component of Credit Enhancement as to any series of Securities is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the related Securities or, if specified in the related Prospectus Supplement, support the Company' or any other person's obligation pursuant to a Purchase Obligation to make certain payments to the Trustee with respect to one or more components of Credit Enhancement. The Letter of Credit Bank, as well as the amount available under the Letter of Credit with respect to each component of Credit Enhancement, will be specified in the applicable Prospectus Supplement. The Letter of Credit will expire on the expiration date set forth in the related Prospectus Supplement, unless earlier terminated or extended in accordance with its terms. On or before each Payment Date, either the Letter of Credit Bank or the Trustee (or other obligor under a Purchase
Obligation) will be required to make the payments specified in the related Prospectus Supplement after notification from the

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Trustee,  to be deposited  in the related  Distribution  Account,  if and to the extent covered, under the applicable Letter of Credit.

         Pool Insurance Policies. Any pool insurance policy ("Pool Insurance Policy") obtained by the Company for each related Trust Estate will be issued by the Credit Enhancer named in the related Prospectus Supplement. Each Pool Insurance Policy will, subject to limitations specified in the related Prospectus Supplement described below, cover Defaulted Losses in an amount equal to a percentage specified in the related Prospectus Supplement (or in a Current Report on Form 8-K) of the aggregate principal balance of the Loans on the Cut-Off Date. As set forth under "Maintenance of Credit Enhancement," the Servicer will use reasonable efforts to maintain the Pool Insurance Policy and to present claims thereunder to the Credit Enhancer on behalf of itself, the Trustee and the Securityholders. The Pool Insurance Policies, however, are not blanket policies against loss (typically, such policies do not cover Special Hazard Losses, Fraud Losses and Bankruptcy Losses), since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of certain conditions precedent described below due to a failure to pay irrespective of the reason therefor.

         Special Hazard Insurance Policies. Any insurance policy covering Special Hazard Losses (a "Special Hazard Insurance Policy") obtained by the Company for a Trust Estate will be issued by the insurer named in the related Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described in the related Prospectus Supplement, protect holders of the related series of Securities from (i) losses due to direct physical damage to a Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Hazard Insurance; Claims Thereunder." A Special Hazard Insurance Policy will not cover Extraordinary Losses. Aggregate claims under a Special Hazard Insurance Policy will be limited to a maximum amount of coverage, as set forth in the related Prospectus Supplement or in a Current Report on Form 8-K. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Property securing the Loan has been kept in force and other protection and preservation expenses have been paid by the Servicer.

         Subject to the foregoing limitations, in general a Special Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Obligor or the Servicer or the Sub-Servicer, the insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Loan Rate to the date of claim settlement and certain expenses incurred by the Servicer or the Sub-Servicer with respect to such property. If the property is transferred to a third party in a sale approved by the issuer of the Special Hazard Insurance Policy (the " Special Hazard Insurer"), the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property.

         As indicated under "Description of the Securities--Assignment of Loans" above and to the extent set forth in the related Prospectus Supplement, coverage in respect of Special Hazard Losses for a series of Securities may be provided, in whole or in part by a type of special hazard instrument other than a Special Hazard Insurance Policy or by means of the special hazard representation of the Company.

         Bankruptcy Bonds. In the event of a personal bankruptcy of a Obligor, it is possible that the bankruptcy court may establish the value of the Property of such Obligor at an amount less than the then-outstanding, principal balance of the Loan secured by such Property (a "Deficient Valuation"). The amount of the secured debt then could be reduced to such value, and, thus, the holder of such Loan would become an unsecured creditor to the extent the outstanding principal balance of such Loan exceeds the value assigned to the Property by the bankruptcy court. In addition, certain other modifications of the terms of a Loan can result from a bankruptcy proceeding, including a reduction in the amount of the monthly payment on the related Mortgage Loan or a reduction in the mortgage interest rate (a "Debt Service Reduction"; Debt Service Reductions and Deficient Valuations, collectively referred to herein as "Bankruptcy Losses"). See "Certain Legal Aspects of Loans and

                                       55




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




Related Matters--Anti-Deficiency Legislation and Other Limitations on Lenders." Any bankruptcy bond (" Bankruptcy Bond") to provide coverage for Bankruptcy Losses for proceedings under the federal Bankruptcy Code obtained by the Company for a Trust Estate will be issued by an insurer named in the related Prospectus Supplement. The level of coverage under each Bankruptcy Bond will be set forth in the applicable Prospectus Supplement or in a Current Report on Form 8-K.

         Reserve Funds. If so provided in the related Prospectus Supplement, the Company will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash, one or more irrevocable letters of credit or one or more Eligible Investments in specified amounts, amounts otherwise distributable to Subordinate Securityholders, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In addition, with respect to any series of Securities as to which Credit Enhancement includes a Letter of Credit, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Securityholders, or applied to reimburse the Servicer for outstanding advances or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. A Trust Estate may contain more than one Reserve Fund, each of which may apply only to a specified class of Securities or to specified Loans.

         Financial Guaranty Insurance Policies. If so specified in the related Prospectus Supplement, a financial guaranty insurance policy or surety bond ("Financial Guaranty Insurance Policy") may be obtained and maintained for each class or series of Securities. The issuer of any Financial Guaranty Insurance Policy (a "Financial Guaranty Insurer") will be described in the related Prospectus Supplement. A copy of any such Financial Guaranty Insurance Policy will be attached as an exhibit to the related Prospectus Supplement.

         A Financial Guaranty Insurance Policy will unconditionally and irrevocably guarantee to Securityholders that an amount equal to each full and complete insured payment will be received by an agent of the Trustee (an "Insurance Paying Agent") on behalf of Securityholders, for distribution by the Trustee to each Securityholder. The "insured payment" will be defined in the related Prospectus Supplement, and will generally equal the full amount of the distributions of principal and interest to which Securityholders are entitled under the related Pooling and Servicing Agreement plus any other amounts specified therein or in the related Prospectus Supplement (the "Insured Payment").

         Financial Guaranty Insurance Policies may apply only to certain specified classes, or may apply at the Property level and only to specified Loans.

         The specific terms of any Financial Guaranty Insurance Policy will be as set forth in the related Prospectus Supplement. Financial Guaranty Insurance Policies may have limitations including (but not limited to) limitations on the insurer's obligation to guarantee the obligations of the Company to repurchase or substitute for any Loans, Financial Guaranty Insurance Policies will not guarantee any specified rate of prepayments and/or to provide funds to redeem Securities on any specified date.

         Subject to the terms of the related Pooling and Servicing Agreement, the Financial Guaranty Insurer may be subrogated to the rights of each Securityholder to receive payments under the Securities to the extent of any payment by such Financial Guaranty Insurer under the related Financial Guaranty Insurance Policy.

         Other Insurance, Guarantees and Similar Instruments or Agreements. If specified in the related Prospectus Supplement, a Trust may include in lieu of some or all of the foregoing or in addition thereto third party guarantees, and other arrangements for maintaining timely payments or providing additional protection against losses on all or any specified portion of the assets included in such Trust, paying administrative expenses, or accomplishing such other purpose as may be described in the Prospectus Supplement. The Trust may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of Securities has a floating interest rate, or if any of the Loans

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bears  interest at a floating  interest  rate, the Trust may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks.

         Cross Support. If specified in the Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust may be evidenced by separate classes of the related series of Securities. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to one class of Securities may be made from excess amounts available from other asset groups within the same Trust which support other classes of Securities. The Prospectus Supplement for a series that includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         If specified in the Prospectus Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trusts. If applicable, the Prospectus Supplement will identify the Trusts to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts.

         Overcollateralization. If specified in the Prospectus Supplement, subordination provisions of a Trust may be used to accelerate to a limited extent the amortization of one or more classes of Securities relative to the amortization of the related Loans. The accelerated amortization is achieved by the application of certain excess interest to the payment of principal of one or more classes of Securities. This acceleration feature creates, with respect to the Loans or groups thereof, overcollateralization which results from the excess of the aggregate principal balance of the related Loans, or a group thereof, over the principal balance of the related class of Securities. Such acceleration may continue for the life of the related Security, or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the related Prospectus Supplement, such limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

         Maintenance of Credit Enhancement. To the extent that the applicable Prospectus Supplement does not expressly provide for Credit Enhancement arrangements in lieu of some or all of the arrangements mentioned below, the following paragraphs shall apply.

         If a form of Credit Enhancement has been obtained for a series of Securities, the Company will be obligated to exercise its best reasonable efforts to keep or cause to be kept such form of credit support in full force and effect throughout the term of the applicable Pooling and Servicing Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "Reduction or Substitution of Credit Enhancement."

         In lieu of the Company's obligation to maintain a particular form of Credit Enhancement, the Company may obtain a substitute or alternate form of
Credit Enhancement. If the Servicer obtains such a substitute form of Credit Enhancement, it will maintain and keep such form of Credit Enhancement in full force and effect as provided herein. Prior to its obtaining any substitute or alternate form of Credit Enhancement, the Company will obtain written confirmation from the Rating Agency or Agencies that rated the related series of Securities that the substitution or alternate form of Credit Enhancement for the existing Credit Enhancement will not adversely affect the then- current ratings assigned to such Securities by such Rating Agency or Agencies.

         The Servicer, on behalf of itself, the Trustee and Securityholders, will provide the Trustee information required for the Trustee to draw under a Letter of Credit or Financial Guaranty Insurance Policy, will present claims to each Credit Enhancer, to the issuer of each Special Hazard Insurance Policy or other special hazard instrument, to the issuer of each Bankruptcy Bond and will take such reasonable steps as are necessary to permit recovery under such Letter of Credit, Financial Guaranty Insurance Policy, Purchase Obligation, insurance policies or comparable coverage respecting defaulted Loans or Loans which are the subject of a bankruptcy proceeding. Additionally, the Servicer will present such claims and take such steps as are reasonably necessary to provide for the performance by another party of its Purchase Obligation. As set forth above, all collections by the Servicer under any Purchase Obligation, any Pool Insurance Policy, or any Bankruptcy Bond and, where the related property has not been restored, any Special Hazard Insurance Policy, are to be deposited initially in the Principal

                                       57




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




and Interest Account and ultimately in the Distribution Account, subject to withdrawal as described above. All draws under any Letter of Credit or Financial Guaranty Insurance Policy will be deposited directly in the Distribution Account.

         If any Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under any applicable form of Credit Enhancement, the Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Securityholders on liquidation of the Loan after reimbursement of the Servicer for its expenses and (ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any applicable form of Credit Enhancement is not available because the Servicer has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Servicer is nevertheless obligated to follow such normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.

         Reduction or Substitution of Credit Enhancement. The amount of credit support provided pursuant to any of the Credit Enhancements (including, without limitation, a Pool Insurance Policy, Financial Guaranty Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Letter of Credit, or any alterative form of Credit Enhancement) may be reduced under certain specified circumstances. In addition, if so described in the related Prospectus Supplement, any formula used in calculating the amount or degree of Credit Enhancement may be changed without the consent of the Securityholders upon written confirmation from each Rating Agency then rating the Securities that such change will not adversely affect the then-current rating or ratings assigned to the Securities. In most cases, the amount available pursuant to any Credit Enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary basis pursuant to the terms of the related Pooling and Servicing Agreement as the aggregate outstanding principal balance of the Loans declines. Additionally, in certain cases, such credit support (and any replacements therefor) may be replaced, reduced or terminated upon the written assurance from each applicable Rating Agency that the then current rating of the related series of Securities will not be adversely affected. Furthermore, in the event that the credit rating of any obligor under any applicable Credit Enhancement is downgraded, the credit rating of the related Securities may be downgraded to a corresponding level, and the Company thereafter will not be obligated to obtain replacement credit support in order to restore the rating of the Securities, and also will be permitted to replace such credit support with other Credit Enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current, albeit downgraded, rating of the related series of Securities is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of Credit Enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Company, the Servicer or such other person that is entitled thereto. Any assets so released will not be available to fund distribution obligations in future periods.

                       HAZARD INSURANCE; CLAIMS THEREUNDER

         Each Loan will be required to be covered by a hazard insurance policy (as described below). The following is only a brief description of certain insurance policies and does not purport to summarize or describe all of the provisions of these policies. Such insurance is subject to underwriting and approval of individual Loans by the respective insurers. The descriptions of any insurance policies described in the Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies, sample copies of which are available from the Trustee upon request.

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




Hazard Insurance Policies

         The terms of the Loans require each Obligor to maintain a hazard insurance policy for the Loan. Additionally, the Pooling and Servicing Agreement will require the Servicer to cause to be maintained with respect to each Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage relating to such Loan in an amount not less than the least of (i) the outstanding principal balance of the Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or
(iii) the full insurable value of the premises.

         If a Mortgage Loan relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will be required or cause to be required to maintain with respect thereto a flood insurance policy in a form meeting the requirements of the then-current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis, (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended. Pursuant to the related Pooling and Servicing Agreement, the Servicer will be required to indemnify the Trust out of the Servicer's own funds for any loss to the Trust resulting from the Servicer's failure to maintain such flood insurance.

         In the event that the Servicer obtains and maintains a blanket policy insuring against fire with extended coverage and against flood hazards on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of the Pooling and Servicing Agreement, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under the Pooling and Servicing Agreement. Such blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there shall not have been maintained on the related Property a policy complying with the Pooling and Servicing Agreement, and there shall have been a loss that would have been covered by such policy, to deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the Pooling and Servicing Agreement and the amount paid under such blanket policy.

         While the Servicer does not actively monitor the maintenance of hazard insurance by borrowers (other than borrowers for Manufactured Housing), it responds to the notices of cancellation or expiration as joint-loss payee by requiring verification of replacement coverage.

                                   THE COMPANY

         Access Financial Lending Corp. ("AFL" or the "Company"), a Delaware corporation, provides housing finance programs to consumers throughout the United States through its Mortgage Lending and Manufactured Housing Programs.
The Company is the successor by merger of Access Financial Lending Corp., a Delaware corporation (formerly Equicon Corporation), whose principal business was the purchase of non-conforming mortgages, and Access Financial Corp., whose principal business was the retail financing of manufactured housing. The merger occurred on July 1, 1996.

         The Company is a wholly-owned subsidiary of Access Financial Holdings Corp. ("AFH"), which is a Delaware corporation and wholly-owned subsidiary of Cargill Financial Services Corporation. AFH was formed in January 1996 to facilitate the continued growth of the housing finance business.

         The Company maintains its principal offices at 400 Highway 169 South, Suite 400, St. Louis Park, Minnesota 55426-0365.

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                                  THE SERVICER

         The Servicer for each series of Securities will be specified in the related Prospectus Supplement.

                       THE POOLING AND SERVICING AGREEMENT

         As described above under "Description of the Securities--General," each series of Securities will be issued pursuant to a Pooling and Servicing Agreement as described in that section. The following describes certain additional provisions common to each Pooling and Servicing Agreement.

Servicing and Other Compensation and Payment of Expenses

         Each servicer, whether the Servicer, any Sub-Servicer and any Master Servicer (either the Servicer or any Sub-Servicer or any Master Servicer being a "Servicer"), will retain a fee in connection with its servicing activities for each series of Securities equal to the percentage per annum specified in the related Prospectus Supplement (the "Base Servicing Fee"), generally payable monthly with respect to each Loan directly serviced by such Servicer at one-twelfth the annual rate, of the then-outstanding principal amount of each such Loan as of the first day of each calendar month. The Master Servicer acting as master servicer with respect to Loans being serviced directly by a Sub-Servicer will retain a fee equal to the percentage per annum specified in the related Prospectus Supplement or Current Report on Form 8-K ("Master Servicing Fee"), generally payable monthly on one-twelfth the annual rate, of the then-outstanding principal amount of each such Loan as of the first day of each calendar month. The Base Servicing Fees and the Master Servicing Fee are collectively referred to as the "Servicing Fee."

         In addition to the Base Servicing Fee, each Servicer will generally be entitled under the Pooling and Servicing Agreement to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to the Pooling and Servicing agreement, and similar items.

         The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust Estate and incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement, including, without limitation, payment of any fee or other amount payable in respect of any alternative Credit Enhancement arrangements, payment of the fees and disbursements of the Master Servicer, the Trustee or accountant, any custodian appointed by the Trustee, the Security Registrar and any Paying Agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers and Originators. The Master Servicer may be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and Originators under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursements for certain expenses incurred by it in connection with Liquidated Loans and in connection with the restoration of Properties, such right of reimbursement being prior to the rights of Securityholders to receive any related Liquidation Proceeds (including Insurance Proceeds).

         The Prospectus Supplement for a series of Securities will specify if there was any stripped portion of the interest payments due under the related Note that was retained by the originator or broker (the "Originator's Retained Yield"). Any such Originator's Retained Yield will be a specified portion of the interest payable on each Loan in a Loan Pool. Any such Originator's Retained Yield will be established on a loan-by-loan basis and the amount thereof with respect to each Loan in a Loan Pool will be specified on an exhibit to the related Pooling and Servicing Agreement. Any Originator's Retained Yield in respect of a Loan will represent a specified portion of the interest payable thereon and will not be part of the related Trust Estate. Any partial recovery of interest in respect of a Loan will be allocated between the owners of any Originator's Retained Yield and the holders of classes of Securities entitled to payments of interest as provided in the Prospectus Supplement and the applicable Pooling and Servicing Agreement.

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Evidence as to Compliance

         Each Pooling and Servicing Agreement will require the Servicer to deliver annually to the Trustee and any Credit Enhancer, an officers' certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding year and of performance under the related Pooling and Servicing Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the related Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

         Each Pooling and Servicing Agreement will require the Servicer to cause to be delivered to the Trustee and any Credit Enhancer a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Credit Enhancer, if applicable, stating that such firm has, with respect to the Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

         Copies of the annual accountants' statement and the annual statement of officers of the Servicer may be obtained by Securityholders without charge upon written request to the Servicer.

Removal and Resignation of the Servicer

         Each Pooling and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or subject to the consent of the Master Servicer and the Trustee. No such resignation will become effective until the Trustee, the Master Servicer or a Successor Servicer has assumed the Servicer's obligations and duties under the Pooling and Servicing Agreement. The Trustee, the Master Servicer, the Securityholders or a Credit Enhancer, if applicable, will have the right, pursuant to the related Pooling and Servicing Agreement, to remove the Servicer upon the occurrence of any of (a) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Servicer and certain actions by the Servicer indicating its insolvency or inability to pay its obligations; (b) the failure of the Servicer to perform any one or more of its material obligations under the Pooling and Servicing Agreement as to which the Servicer shall continue in default with respect thereto for a specified period, generally of sixty (60) days, after notice by the Trustee, the Master Servicer or any Credit Enhancer (if required by the Pooling and Servicing Agreement) of said failure; or (c) the failure of the Servicer to cure any breach of any of its representations and warranties set forth in the Pooling and Servicing Agreement which materially and adversely affects the interests of the Securityholders or any Credit Enhancer, for a specified period, generally of thirty (30) days after the Servicer's discovery or receipt of notice thereof.

         The Pooling and Servicing Agreement may also provide that the Company or the related Credit Enhancer may remove the Servicer upon the occurrence of any of certain events including:

                  (i) with respect to any Payment Date, if the total available funds with respect to the Loans Group will be less than the related distribution amount on the class of credit-enhanced securities in respect of such Payment Date;

                  (ii) the failure by the Servicer to make any required Servicing Advance;

                  (iii) the failure of the Servicer to perform one or more of its material obligations under the Pooling and Servicing Agreement;

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                  (iv)  the  failure  by  the  Servicer  to  make  any  required
         Delinquency Advance or to pay any Compensating Interest; or


                  (v) without cause on the part of the Servicer; provided that the Certificate Insurer consents to such removal (each such event, an "Event of Servicing Termination");

provided, however, that prior to any removal of the Servicer by the Company, or the related Credit Enhancer pursuant to clauses (i), (ii) or (iii) above the Servicer shall first have been given by the Company or the related Credit Enhancer notice of the occurrence of one or more of the events set forth in clauses (i) or (ii) above and the Servicer shall not have remedied, or shall not have taken action satisfactory to the Company or such Credit Enhancer to remedy, such event or events within a specified period, generally 30 days (60 days with respect to clause (iii)) after the Servicer's receipt of such notice; and provided, further, that in the event of the refusal or inability of the Servicer to make any required Delinquency Advance or to pay any Compensating Interest as described in clause (iv) above, such removal shall be effective (without the requirement of any action on the part of the Company or such Credit Enhancer or of the Trustee) not later than a shorter specified period, generally not in excess of five business days, following the day on which the Trustee notifies an authorized officer of the Servicer that a required Delinquency Advance or to pay any Compensating Interest has not been received by the Trustee.


Resignation of the Master Servicer

         Each Pooling and Servicing Agreement provides that the Master Servicer, if any, may not resign from its obligations and duties thereunder, unless such duties and obligations are no longer permissible under applicable law. No such resignation is acceptable until a successor Master Servicer assumes such duties and obligations.

Amendments

         The Company, the Servicer, the Master Servicer and the Trustee may at any time and from time to time, with the prior approval of the related Credit Enhancer, if required, but without the giving of notice to or the receipt of the consent of the Securityholders, amend a Pooling and Servicing Agreement, and the Trustee will be required to consent to such amendment, for the purposes of (x)
(i) curing any ambiguity, or correcting or supplementing any provision of such Pooling and Servicing Agreement which may be inconsistent with any other provision of the Pooling and Servicing Agreement, (ii) in connection with a Trust making REMIC elections, if accompanied by an approving opinion of counsel experienced in federal income tax matters, removing the restriction against the transfer of a REMIC residual security to a Disqualified Organization (as such term is defined in the Code) or (iii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Securityholder (without its written consent) or (y) such other purposes set forth in the related Pooling and Servicing Agreement.

         Each Pooling and Servicing Agreement may also be amended by the Trustee, the Company, the Servicer and the Master Servicer at any time and from time to time, with the prior written approval of the related Credit Enhancer, if required, and not less than a majority of the Percentage Interest represented by each related class of Securities then outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the Securityholders thereunder; provided, however, that no such amendment shall
(a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Securityholders without the consent of the holder of such Security or (b) change the aforesaid percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the holders of all Securities of the class or classes affected then outstanding.

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Termination; Retirement of Securities

         Each Pooling and Servicing Agreement will provide that a Trust will terminate upon the earlier of (i) the payment to the Securityholders of all Securities issued by the Trust from amounts other than those available under, if applicable, the related Credit Enhancement of all amounts required to be paid to such Securityholders upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Loan remaining in the Trust Estate, (ii) any time when a Qualified Liquidation (as defined in the Code) of the Trust Estate (if the related Trust is a REMIC) is effected. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in such Pooling and Servicing Agreement. Written notice of termination of the Pooling and Servicing Agreement will be given to each Securityholder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency appointed by the Trustee that will be specified in the notice of termination. If the Securityholders are permitted to terminate the trust under the applicable Pooling and Servicing Agreement, a penalty may be imposed upon the Securityholders based upon the fee that would be foregone by the Servicer because of such termination.

         Any purchase of Loans and property acquired in respect of Loans evidenced by a series of Securities shall be made at the option of the Servicer, the Company or, if applicable, the holder of the REMIC Residual Securities at the price specified in the related Prospectus Supplement. The exercise of such right will effect earlier than expected retirement of the Securities of that series, but the right of the Servicer, the Company or, if applicable, such holder to so purchase is subject to the aggregate principal balance of the Loans for that series as of any Remittance Date being less than ten percent or a percentage set forth in the related Prospectus Supplement of the aggregate principal balance of the Loans at the Cut-Off Date for that series. The Prospectus Supplement for each series of Securities will set forth the amounts that the holders of such Securities will be entitled to receive upon such earlier than expected retirement. If a REMIC election has been made, the termination of the related Trust Estate will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.


         If set forth in the related Prospectus Supplement, termination of the Trust may be effected by an auction sale. Within a period following a Remittance Date as of which the aggregate Pool principal balance is less than 10% of the initial aggregate Pool principal balance, if the optional termination rights have not been exercised by the parties having such rights by such date, the Trustee shall solicit bids for the purchase of all Loans remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders, in the same order of priority as collections received in respect of the Loans. The Trustee, however, will not accept any bid for the Loans unless certain requirements are met. The sale of the Loans must be for an amount no less than fair market value. If satisfactory bids are not received, the Trustee shall decline to sell the Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.


                                   THE TRUSTEE

         The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. Each Pooling and Servicing Agreement will provide that the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Pooling and Servicing Agreement at the request or direction of any of the Securityholders, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

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         The Trustee  may  execute  any of the trusts or powers  granted by each
Pooling and Servicing Agreement or perform any duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it thereunder.

         Pursuant to each Pooling and Servicing Agreement, the Trustee will not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under the Pooling and Servicing Agreement.

         Each Pooling and Servicing Agreement will permit the removal of the Trustee upon the occurrence and continuance of one of the following events:

                  (1) the Trustee shall fail to distribute to the Securityholders entitled thereto on any Payment Date amounts available for distribution in accordance with the terms of the Pooling and Servicing Agreement; or

                  (2) the Trustee shall default in the performance of, or breach, any covenant or agreement of the Trustee in the Pooling and Servicing Agreement, or if any representation or warranty of the Trustee made in the Pooling and Servicing Agreement or in any certificate or other writing delivered pursuant thereto or in connection therewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such default or breach shall continue or not be cured for the period then specified in the related Pooling and Servicing Agreement after the Trustee shall have received notice specifying such default or breach and requiring it to be remedied; or

                  (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for the period then specified in the related Pooling and Servicing Agreement; or

                  (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

                  (5) the Trustee shall become insolvent (however  insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing.

         If an event described above occurs and is continuing, then, and in every such case (i) the Company, (ii) the Securityholders (on the terms set forth in the related Pooling and Servicing Agreement), or (iii) if there is a Credit Enhancer, such Credit Enhancer may, whether or not the Trustee has resigned, immediately, concurrently with the giving of notice to the Trustee, and without delay, appoint a successor Trustee pursuant to the terms of the Pooling and Servicing Agreement.

         No Securityholder will have any right to institute any proceeding, judicial or otherwise, with respect to a Pooling and Servicing Agreement or any Credit Enhancement, if applicable, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement, unless:

                  (1) such Securityholder has previously given written notice to the Company and the Trustee of such Securityholder's intention to institute such proceeding;

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                  (2) the Securityholders of not less than 25% of the Percentage
         Interests represented by certain specified classes of Securities then outstanding shall have made written request to the Trustee to institute such proceeding;

                  (3) such Securityholder or Securityholders have offered to the
         Trustee  reasonable   indemnity,   against  the  costs,   expenses  and
         liabilities to be incurred in compliance with such request;

                  (4) the Trustee for the period specified in the related Pooling and Servicing Agreement, generally not in excess of 60 days after receipt of such notice, request and offer of indemnity, has failed to institute such proceeding;

                  (5) as long as such action affects any credit-enhanced class of Securities outstanding, the related Credit Enhancer has consented in writing thereto; and

                  (6) no direction inconsistent with such written request has been given to the Trustee during such specified period by the Securityholders of a majority of the Percentage Interests represented by certain specified classes of Securities;

No one or more Securityholders will have any right in any manner whatever by virtue of, or by availing themselves of, any provision of the Pooling and Servicing Agreement to affect, disturb or prejudice the rights of any other Securityholder of the same class or to obtain or to seek to obtain priority or preference over any other Securityholder of the same class or to enforce any right under the Pooling and Servicing Agreement, except in the manner provided in the Pooling and Servicing Agreement and for the equal and ratable benefit of all of the Securityholders of the same class.

         In the event the Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Securityholders, each representing less than a majority of the applicable class of Securities, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of the Pooling and Servicing Agreement.

         Notwithstanding any other provision in the Pooling and Servicing Agreement, the Securityholder of any Security has the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Security or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Security.

         Either (i) the Securityholders of a majority of the Percentage Interests represented by certain specified classes of Securities then outstanding or (ii) if there is a Credit Enhancer, such Credit Enhancer may direct the time, method and place of conducting any proceeding for any remedy available to the Company with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to such Certificates; provided that:

                  (1) such direction shall not be in conflict with any rule of law or with a Pooling and Servicing Agreement;

                  (2) the Company or the Trustee, as the case may be, shall have been provided with indemnity satisfactory to them; and

                  (3) the Company or the Trustee, as the case may be, may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the Company or the Trustee, as the case may be, need not take any action which they determine might involve them in liability or may be unjustly prejudicial to the Securityholders not so directing.

         The Trustee will be liable under the Pooling and Servicing Agreement only to the extent of the obligations specifically imposed upon and undertaken by the Trustee therein. Neither the Trustee nor any of the

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directors,  officers,  employees  or  agents  of the  Trustee  will be under any liability on any Security or otherwise to any Account, the Company, the Servicer, the Master Servicer or any Securityholder for any action taken or for refraining from the taking of any action in good faith under a Pooling and Servicing Agreement, or for errors in judgment; provided, however, that such provision shall not protect the Trustee or any such person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties thereunder.

                              YIELD CONSIDERATIONS

         The yield to maturity of a Security will depend on the price paid by the holder for such Security, the Pass-Through Rate on any such Security entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate of payment of principal on such Security (or the rate at which the notional amount thereof is reduced if such Security is not entitled to payments of principal) and other factors.

         Each month the interest payable on an actuarial type of Loan will be calculated as one-twelfth of the applicable Loan Rate multiplied by the principal balance of such Loan outstanding as of a specified day, usually the first day of the month prior to the month in which the Payment Date for the related series of Securities occurs, after giving effect to the payment of principal due on such day, subject to any Deferred Interest. With respect to date of payment Loans, interest is charged to the Obligor at the Loan Rate on the outstanding principal balance of such Note and calculated based on the number of days elapsed between receipt of the Obligor's last payment through receipt of the Obligor's most current payments. The amount of such payments with respect to each Loan distributed (or accrued in the case of Deferred Interest or Accrual Securities) either monthly, quarterly or semi-annually to holders of a class of Securities entitled to payments of interest will be similarly calculated on the basis of such class' specified percentage of each such payment of interest (or accrual in the case of Accrual Securities) and will be expressed as a fixed, adjustable or variable Pass-Through Loan Rate payable on the outstanding principal balance or notional amount of such Security, calculated as described herein and in the related Prospectus Supplement. Holders of Strip Securities or a class of Securities having a fixed Pass-Through Rate that varies based on the weighted average Loan Rate of the underlying Loans will be affected by disproportionate prepayments and repurchases of Loans having higher Net Loan Rates or rates applicable to the Strip Securities, as applicable.

         The effective yield to maturity to each holder of fixed-rate Securities entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Security because, while interest will accrue on each Loan from the first day of each month, the distribution of such interest will be made once a month on the date set forth in the related Prospectus Supplement (the " Interest Payment Date") or, in the case of quarterly-pay Securities, on the Interest Payment Date of every third month or, in the case of semi-annual-pay Securities, on the Interest Payment Date of every sixth month following the month or months of accrual.

         A class of Securities may be entitled to payments of interest at a fixed Pass-Through Rate specified in the related Prospectus Supplement, a variable Pass-Through Rate or adjustable Pass-Through Rate calculated based on the weighted average of the Loan Rates (net of Servicing Fees (each, a "Net Loan Rate")) of the related Loans for the designated periods preceding the Payment Date if so specified in the related Prospectus Supplement, or at such other variable rate as may be specified in the related Prospectus Supplement.


         The aggregate payments of interest on a class of Securities, and the yield to maturity thereon, will be affected by the rate of payment of principal on the Securities (or the rate of reduction in the notional balance of Securities entitled only to payments of interest) and, in the case of Securities evidencing interests in ARM Loans, by changes in the Net Loan Rates on the ARM Loans. See "Maturity and Prepayment Considerations" below. The yield on the Securities also will be affected by liquidations of Loans following Obligor defaults and by purchases of Loans required by the Pooling and Servicing Agreement in the event of breaches of representations made in respect of such Loans by the Company, the Originators, the Servicer and others, or repurchases due to


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conversions  of  ARM  Loans  to  a  fixed   interest  rate.  See   "Underwriting
Program--Representations" and "Descriptions of the Securities--Assignment of Loans" above. In general, if a class of Securities is purchased at initial issuance at a premium and payments of principal on the related Loans occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Securities is purchased at initial issuance at a discount and payments of principal on the related Loans occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. The effect of principal
prepayments,   liquidations   and  purchases  on  yield  will  be   particularly
significant in the case of a series of Securities having a class entitled to payments of interest only or to payments of interest that are disproportionately high relative to the principal payments to which such class is entitled. Such a class likely will be sold at a substantial premium to its principal balance, if any, and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Securities, including Accrual Securities or certain other classes in a series including more than one class of Securities, may be relatively more sensitive to the rate of prepayment on the related Loans than other classes of Securities.

         The timing of changes in the rate of principal payments on or repurchases of the Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the underlying Loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         The Loan Rates on certain ARM Loans subject to negative amortization adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Loan Rates are generally lower than the sum of the Indices applicable at origination and the related Note Margins) the amount of interest accruing on the principal balance of such Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Loans may become Deferred Interest that will be added to the principal balance thereof and will bear interest at the applicable Loan Rate. The addition of any such Deferred Interest to the principal balance will lengthen the weighted average life of the Securities evidencing interests in such Loans and may adversely affect yield to holders thereof depending upon the price at which such Securities were purchased. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce such principal balance, the weighted average life of such Securities will be reduced and may adversely affect yield to holders thereof depending upon the price at which such Securities were purchased.

         For each Loan Pool, if all necessary advances are made and if there is no unrecoverable loss on any Loan and if the related Credit Enhancer is not in default under its obligations or other Credit Enhancement has not been exhausted, the net effect of each distribution respecting interest will be to pass-through to each holder of a class of Securities entitled to payments of interest an amount which is equal to one month's interest (or, in the case of quarterly-pay Securities, three month's interest or, in the case of semi-annually-pay Securities, six month's interest) at the applicable Pass-Through Rate on such class' principal balance or notional balance, as adjusted downward to reflect any decrease in interest caused by any principal prepayments and the addition of any Deferred Interest to the principal balance of any Loan. "Description of the Securities--Principal and Interest on the Securities."

         With respect to certain of the ARM Loans, the Loan Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under typical underwriting standards, the Obligor under each Loan will be qualified on the basis of the Loan Rate in effect at origination. The repayment of any such Loan may thus be dependent on the ability of the Obligor to make larger level monthly payments following the adjustment of the Loan Rate.

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                     MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated above under "The Loan Pools," the original terms to maturity of the Loans in a given Loan Pool will vary depending upon the type of Loans included in such Loan Pool. The Prospectus Supplement for a series of Securities will contain information with respect to the types and maturities of the Loans in the related Loan Pool. The prepayment experience with respect to the Loans in a Loan Pool will affect the maturity, average life and yield of the related series of Securities.

         With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Loans, may be a substantial amount) will generally depend on the Obligor's ability to obtain refinancing of such Loan or to sell the Property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Obligor's financial situation, prevailing mortgage loan interest rates, the Obligor's equity in the related Property, tax laws and prevailing general economic conditions. Neither the Company, the Servicer, the Master Servicer, nor any of their affiliates will be obligated to refinance or repurchase any Loan or to sell the Property.

         A number of factors, including obligor mobility, economic conditions, enforceability of due-on-sale clauses, loan market interest rates and the availability of funds, affect prepayment experience. The Loans will generally contain due-on-sale provisions permitting the obligee to accelerate the maturity of the Loan upon sale or certain transfers by the Obligor of the underlying Property. The Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Property and it is entitled to do so under applicable law; provided, however, that the Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. Certain ARM Loans may be assumable under certain conditions if the proposed transferee of the related Property establishes its ability to repay the Loan and, in the reasonable judgment of the Servicer, the Master Servicer or the related Sub-Servicer, the security for the ARM Loan would not be impaired or might be improved by the assumption. The extent to which ARM Loans are assumed by purchasers of the Properties rather than prepaid by the related Obligors in connection with the sales of the Properties will affect the weighted average life of the related series of Securities. See "Description of the Securities--Collection and Other Servicing Procedures" and "Certain Legal Aspects of the Loans and Related Matters--Enforceability of Certain Provisions" for a description of certain provisions of the Pooling and Servicing Agreement and certain legal developments that may affect the prepayment experience on the Loans.

         There can be no assurance as to the rate of prepayment of the Loans. The Company is not aware of any reliable, publicly available statistics relating to the principal prepayment experience of diverse portfolios of loans such as the Loans over an extended period of time. All statistics known to the Company that have been compiled with respect to prepayment experience on loans indicates that while some loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

         Although the Loan Rates on ARM Loans will be subject to periodic adjustments, such adjustments will (i) not increase or decrease such Loan Rates by more than a fixed percentage amount on each adjustment date, (ii) not increase such Loan Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate loans). As a result, the Loan Rates on the ARM Loans in a Loan Pool at any time may not equal the prevailing rates for similar, newly originated adjustable rate loans. In certain rate environments, the prevailing rates on fixed-rate loans may be sufficiently low in relation to the then-current Loan Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Loans during any period or over the life of any series of Securities.


         The related Prospectus Supplement will specify whether the related Pooling and Servicing Agreement may provide that all or a portion of the principal collected on or with respect to the related Loans


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may be applied by the related  Trustee to the  acquisition  of additional  Loans during a specified period (rather than used to fund payments of principal to Securityholders during such period) with the result that the related securities possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any such interest-only or revolving period may terminate prior to the end of the specified period and result in the earlier than expected amortization of the related Securities upon the occurrence of certain events, which may include (i) default in payment of interest or principal to the Certificateholders, (ii) breach of the Company's representations and warranties that materially and adversely affects the Certificateholders, which continues for a period of 30 days after notice to the Company, (iii) the commencement of proceedings against the Company to adjudicate it insolvent, (iv) an Event of Servicing Termination has occurred,
(v) the Certificate Insurer has made payments to the Trustee, (vi) that the ratio of delinquent Loans to the aggregate Loan Balance exceeds a percentage set forth in the related Prospectus Supplement or (vii) the ratio of defaulted
Loans to the  aggregate  Loan   Balance  exceeds  a  percentage   set  forth  in
the related Prospectus Supplement.

         In addition, the related Prospectus Supplement will specify whether the related Pooling and Servicing Agreement may provide that all or a portion of such collected principal may be retained by the Trustee (and held in certain temporary investments, including Loans) for a specified period prior to being used to fund payments of principal to Securityholders.

         The result of such retention and temporary investment by the Trustee of such principal would be to slow the amortization rate of the related Securities relative to the amortization rate of the related Loans, or to attempt to match the amortization rate of the related Securities to an amortization schedule established at the time such Securities are issued. Any such feature applicable to any Securities may terminate upon the occurrence of events described herein under "Description of the Securities -- General" and as specified in the related Prospectus Supplement, resulting in the current funding of principal payments to the related Securityholders and an acceleration of the amortization of such Securities.


         Under certain circumstances, the Servicer, the Company or, if specified in the related Prospectus Supplement, the holders of the REMIC Residual Securities or the Credit Enhancer may have the option to purchase the Loans in a Trust Estate. See "The Pooling and Servicing Agreement--Termination; Retirement of Securities."

                  CERTAIN LEGAL ASPECTS OF THE LOANS AND RELATED MATTERS

Mortgage Loans

         The following discussion contains certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by applicable state law (which laws may differ substantially), the following does not purport to be complete nor to reflect the laws of any particular state nor to encompass the laws of all states in which the Properties may be situated. In the event that a particular Trust Fund contains mortgage loans with a concentration in a particular state, and such state's laws vary materially from the general discussion below, the related Prospectus Supplement will elaborate on the relevant laws of such state. The following is qualified in its entirety by reference to the applicable federal and state laws governing the Mortgage Loans. Any particular legal matters related to specific types of Mortgage Loans will be set forth in the related Prospectus Supplement.

General

         The Mortgage Loans will be secured by either deeds of trust or mortgages, depending upon the prevailing practice in the state in which the Property subject to a Mortgage Loan is located. In some states, a mortgage creates a lien upon the real property encumbered by the mortgage. In other states, the mortgage conveys legal title to the property to the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). The mortgage is not prior to the lien for real estate taxes and assessments and

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other  charges  imposed  under  governmental  police  powers.  Priority  between mortgages depends on their terms in some cases or on the terms of separate subordination or intercreditor agreements, and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the obligor and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the obligor is the beneficiary; at origination of a mortgage loan, the obligor executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties; the obligor-homeowner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the obligor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary.

Cooperative Loans

         If specified in the Prospectus Supplement relating to a series of Securities, the Mortgage Loans also may consist of Cooperative Loans evidenced by Cooperative Notes secured by security interests in shares issued by cooperatives, which are private corporations that are entitled to be treated as housing cooperatives under federal tax law, and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

         Each cooperative share owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative buildings or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property mortgagor, or lessee, as the case may be, also is responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's buildings or the obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord generally is subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alterative, to purchase the land could lead to termination of the cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of the Loans, the collateral securing the Cooperative Loans.

         The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary leases or occupancy agreements that confer exclusive rights to occupy specific

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units.  Generally,  a  tenant-stockholder  of a cooperative  must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Foreclosure on Shares of Cooperatives" below.

Foreclosure

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale (private sale) under a specific provision in the deed of trust and state laws which authorize the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Beside the non-judicial remedy, a deed of trust may be judicially foreclosed. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and within a certain period of time send a copy to the borrower trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more local newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

         Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the applicable parties. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

         In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale unless there is a great deal of economic incentive for the new purchaser to purchase the subject property at the sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage or deed of trust, accrued and unpaid interest and the expense of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property

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and, in some states,  the lender may be entitled to a deficiency  judgment.  Any loss may be reduced by the receipt of any mortgage insurance proceeds.

Foreclosure on Shares of Cooperatives

         The cooperative shares and proprietary lease or occupancy agreement owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the cooperative for failure by the tenant stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative buildings incurred by such tenant-stockholder. Commonly, rent and other obligations and charges arising under a proprietary lease or occupancy agreement that are owed to the cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the cooperative enter into a recognition agreement that, together with any lender protection provisions contained in the proprietary lease, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement usually will constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement or sums that have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

         Recognition agreements generally also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

         In New York, foreclosure on the cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

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Rights of Redemption

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior obligors or other parties are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sale of the real property. In the case of a Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which such deficiency judgment may be executed. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in certain other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction also have indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

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         Certain states have imposed general equitable  principles upon judicial foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's default under the related loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, lenders have been required to reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disabilities. In other cases, such courts have limited the right of the lender to foreclose if the default under the loan is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second deed of trust affecting the property.

         Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in certain circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate mortgage loans and fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Environmental Legislation

         Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In some states, however, such a lien will not have priority over prior recorded liens of a deed of trust. In addition, under federal environmental legislation and under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or assumes active control over the operation or management of a property so as to be deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a lender (such as a Trust Estate) secured by residential real property. In the event that title to a Property securing a Mortgage Loan in a Trust Estate was acquired by the Trust and cleanup costs were incurred in respect of the Property, the holders of the related series of Securities might realize a loss if such costs were required to be paid by the Trust.

Enforceability of Certain Provisions

         Generally all of the Loans contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         The Garn-St. Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St. Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St. Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

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         The inability to enforce a due-on-sale  clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, that may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans that may be outstanding until maturity.

         Upon foreclosure, courts have imposed general equitable principles. These equitable principles generally are designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

Certain Provisions of California Deeds of Trust

         Most institutional lenders in California use a form of deed of trust that confers on the beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the deed of trust, in such order as the beneficiary may determine, provided, however, that California law prohibits the beneficiary from applying insurance and condemnation proceeds to the indebtedness secured by the deed of trust unless the beneficiary's security has been impaired by the casualty or condemnation, and, if such security has been impaired, permits such proceeds to be so applied only to the extent of such impairment. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, and, as a result thereof, the beneficiary's security is impaired, the beneficiary under the underlying first deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the first deed of trust. Proceeds in excess of the amount of indebtedness secured by a first deed of trust will, in most cases, be applied to the indebtedness of a junior deed of trust.

         Another provision typically found in the forms of deed of trust used by most institutional lenders in California obligates the trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the beneficiary under the deed of trust. Upon a failure of the trustor to perform any of these obligations, the beneficiary is given the right under the deed of trust to perform the obligation itself, at its election, with the trustor agreeing to reimburse the beneficiary for any sums expended by the beneficiary on behalf of the trustor. All sums so expended by the beneficiary become part of the indebtedness secured by the deed of trust.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title
V. The statute

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authorized any state to reimpose interest rate limits by adopting,  before April
1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

         As indicated above under "Underwriting Program--Representations," each Originator of a Mortgage Loan will have represented that such Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Loan Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

         Alternative mortgage instruments, including ARM Loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St. Germain Act ("Title VIII"). Title VIII provides that: notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alterative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

Soldiers' and Sailors' Civil Relief Act of 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Obligor who enters military service after the origination of such Obligor's Mortgage Loan (including a Obligor who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to Obligors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to Obligors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be effected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans, would result in a reduction of the amounts distributable to the holders of the related Securities, and would not be covered by advances, any Letter of Credit or any other form of Credit Enhancement provided in connection with the related series of Securities. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the Obligor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan which goes into default, there may be delays in payment and losses on the related Securities in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans

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resulting  from  similar  legislation  or  regulations  may  result in delays in payments or losses to Securityholders of the related series.

Manufactured Housing Contracts

General

         The following discussion of certain legal aspects of the Contracts is general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the following does not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Contracts are situated. In the event that a particular Trust Fund contains Contracts with a concentration in a particular state, and such state's laws vary materially from the general discussion below, the related Prospectus Supplement will elaborate on the relevant laws of such state. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Contracts.

         As a result of the assignment of the Contracts in a Loan Pool to the Trustee, the Trust will succeed collectively to all of the rights (including the right to receive payment on such Contracts), and will assume the obligations of the obligee, under such Contracts. Each Contract evidences both (a) the obligation of the Obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the Manufactured Home. Certain aspects of both features of the Contracts are described more fully below.

         The following discussion focuses on issues relating generally to the Company's or any lender's interest in manufactured housing contracts.

Security Interests in the Manufactured Homes

         The Manufactured Homes securing the Contracts may be located in all 50 states and the District of Columbia. Security interests in Manufactured Homes, similar to the ones securing the Contracts, ("Manufactured Homes") generally may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection pursuant to the provisions of the UCC is required. Generally, with respect to manufactured housing Contracts individually originated or purchased by the Company, the Company effects such notation or delivery of the required documents and fees, and obtains possession of the certificate of title or a lien certificate, as appropriate, under the laws of the state in which any Manufactured Home securing a manufactured housing conditional sales Contract is registered. If the Company fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Company may not have a first-priority security interest in the Manufactured Home securing a Contract. As Manufactured Homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that Manufactured Homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a Manufactured Home could be rendered subordinate to the interests of other parties claiming an interest in the Manufactured Home under applicable state real estate law. In order to perfect a security interest in a Manufactured Home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the Manufactured Home is located. These filings must be made in the real estate records office of the county where the Manufactured Home is located. Most of the Contracts in any Loan Pool will contain provisions prohibiting the Obligor from permanently attaching the Manufactured Home to its site if it was not so attached on the date of the Contract. As long as each Manufactured Home was not so attached on the date of the Contract and the Obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the Company's security interest in the Manufactured Home. Upon the conveyance of each Contract to the Company, the Company will represent that it had obtained a perfected first-priority security

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interest  in  the  Manufactured  Home  securing  the  related   Contract.   Such
representation, however, will not be based upon an inspection of the site of any Manufactured Home to determine if the Manufactured Home had become permanently attached to its site.

         In the absence of fraud, forgery or permanent affixation of a Manufactured Home to its site by the obligor, or administrative error by state recording officials, the notation of the lien of the Company on the certificate of title or delivery of the required documents and fees (or if applicable, perfection under the UCC) will be sufficient to protect the Company against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the security interest in favor of the Company is not perfected, such security interest would be subordinate to the claims of, among others, subsequent purchasers for value of and holders of perfected security interests in such Manufactured Homes.

         In the event that the Obligor of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered, under the laws of most states, the perfected security interest in the Manufactured Home would continue for four months after such relocation and thereafter until the Obligor registers the Manufactured Home in such state. If the Obligor were to relocate a Manufactured Home to another state and were to re-register the Manufactured Home in such state, and if steps are not taken by the Company or the applicable Trust, to re-perfect an existing security interest in such state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to such Manufactured Home. The Company must therefore surrender possession if it holds the certificate of title to such Manufactured Home or, in the case of Manufactured Homes registered in states which provide for notation of lien, the Company would receive notice of surrender if its security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the Company would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states which do not require a certificate of title for registration of a Manufactured Home, re-registration could defeat the perfection. In the ordinary course of servicing its manufactured housing Contracts, the Company takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor under a Contract sells a Manufactured Home, the Company must surrender possession of the certificate of title or the Company will receive notice as a result of its lien noted thereon and accordingly the Company will have an opportunity to require satisfaction of the related Contract before release of the lien. Such protections generally would not be available in the case of security, interests in Manufactured Homes located in non-title states where perfection of such security interest is achieved by appropriate filings under the UCC (as in effect in such state).

         Under the laws of most states, liens for repairs performed on a Manufactured Home and liens for personal property taxes take priority over a perfected security interest in the Manufactured Home. Upon the conveyance of each Contract to the Trust, the Company will represent that it had obtained a perfected first-priority security interest in the Manufactured Home securing the related Contract. However, such warranty will not be based on any lien searches or other review. In addition, such liens could arise after the date of initial issuance of the Securities. Notice may not be given to the Company, the Servicer, the Trustee or Securityholders in the event such a lien arises.

Enforcement of Security Interests in Manufactured Homes

         The Servicer on behalf of the Trustee, to the extent required by the Pooling and Servicing Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such defaulted Contracts. In general, as long as a Manufactured Home has not become subject to the real estate law, a creditor can repossess a Manufactured Home by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a manufactured housing Contract generally must give the obligor a number of days' notice prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the obligor and commercial reasonableness in effecting such

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a sale. The law in most states also requires that the obligor be given notice of any sales prior to resale of the unit so that the obligor may redeem at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency, judgment from an obligor for any deficiency on repossession and resale of the Manufactured Home securing such obligor's Contract. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting obligor would have no assets with which to pay a judgment.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the Company's ability to repossess and resell any Manufactured Home or enforce a deficiency judgment.

Land Secured Contracts

         General. The Land Secured Contract will, to the extent described under "The Loan Pool," be secured by Mortgages on the property on which the related Manufactured Homes are located. The Mortgages will either be mortgages or deeds of trust, depending on the general real estate practice in the state in which the Property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower, and the mortgagee, who is the lender. The mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. A deed of trust normally has three parties: the real property owner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to the mortgagee) and a third-party grantee called the trustee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, "in trust with power of sale" to the trustee to secure payment of the obligation.

         Non-Recordation. Because of the expenses and administrative inconvenience involved, the assignment of mortgages or deeds of trust to the Trustee will not be recorded with respect to the Mortgages securing each Land Secured Contract. The failure to record the assignments to the Trustee of the Mortgage securing Land Secured Contracts may result in the sale of such Contracts or the Trustee's rights in the land secured by the Mortgage being ineffective against creditors of the Company or against a trustee in bankruptcy of the Company or against a subsequent purchaser of such Contracts from the Company, without notice of the sale to the Trustee.

         Foreclosure. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating and serving necessary parties. Judicial foreclosure proceedings are generally not contested by any of the parties due to the lack of the mortgagor's equity in the property. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming and expensive. After the completion of a judicial foreclosure proceeding, the court issues a judgment of foreclosure and a court officer conducts the sale of the property.

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages.

         In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender.

         The sale must be conducted by public auction and must be held in the county where all or some part of the property subject to the mortgage is located. However, because of the difficulty a potential buyer at the

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sale  would  have in  determining  the exact  status of title  and  because  the physical condition of the property may have deteriorated during the foreclosure proceedings, it is not common for a third party to purchase the property at the foreclosure sale. Rather, the lender generally purchases the property for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

         Rights of Redemption. In some states, after a sale pursuant to a deed of trust or a foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. Redemption may occur upon payment of the entire principal balance of the loan, accrued statutory interest and expenses of foreclosure. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure and before expiration of the redemption period. Consequently, the practical effect of the redemption right is to force the lender to maintain the property, and pay the expenses of ownership until the redemption period has expired.

         Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory restrictions that limit the remedies of a mortgagee under a mortgage relating to a single family residence. In some states, statutes limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

         Some state statutes may require the lender to exhaust the security afforded under a mortgage or deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security.

         Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

         In addition to anti-deficiency and related legislation, numerous other federal and state, statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. Certain court decisions have applied such relief to claims secured by, the debtor's principal residence.

         The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in

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connection  with the  origination,  servicing and enforcement of mortgage loans.
These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Consumer Protection Laws

         The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the obligor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the obligor could assert against the seller of goods. Liability under this rule is limited to amounts paid under such a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the assignee against such obligor. Generally, this rule will apply to any Contracts conveyed to the Trustee and to any claims made by the Servicer on behalf of the Trustee, as the assignee of the Company. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to such Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract or create liability for the Trust.

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), if so required by a obligor under a manufactured housing contract who enters military service after the origination of such obligor's contract (including a obligor who is a member of the National Guard or is in reserve status at the time of the origination of the contract and is later called to active duty), such obligor may not be charged interest above an annual rate of 6% during the period of such obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, the Relief Act imposes limitations which would impair the ability of any lender to foreclose on an affected contract during the obligor's period of active duty status. It is possible that application of the Relief Act to certain of the Contracts could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest or foreclose on such Contracts and to the extent not covered by a Credit Facility, could result in delays in payment or losses to the holders of the related Certificates. The Company will not make any representation or warranty as to whether any Contract is or could become subject to the Relief Act.

Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer

         The Contracts comprising any Loan Pool generally will prohibit the sale or transfer of the related Manufactured Homes without the consent of the Obligee and permit the acceleration of the maturity of the Contracts by the Obligee upon any such sale or transfer that is not consented to. Under the Pooling and Servicing Agreement, the Servicer may be required to consent to any such transfer and to permit the assumption of the related Contract if the proposed buyer meets the Servicer's underwriting standards and enters into an assumption agreement, the Servicer determines that permitting such assumption will not materially increase the risk of nonpayment of the Contract and such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement. If the Servicer determines that these conditions have not been fulfilled, then it may be required to withhold its consent to the transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement. In certain cases, a delinquent Obligor may attempt to transfer a Manufactured Home in order to avoid a repossession proceeding with respect to such Manufactured Home.

         In the case of a transfer of a Manufactured Home after which the Obligee desires to accelerate the maturity of the related Contract, the Obligee's ability to do so will depend on the enforceability under state law

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of  the  clause  permitting  acceleration  on  transfer.  The  Garn-St.  Germain
Depositary Institutions Act of 1982 preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of such clauses applicable to Manufactured Homes. To the extent such exceptions and conditions apply in some states, the Servicer may be prohibited from enforcing such a clause in respect of certain Manufactured Homes.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Controls Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts would be covered under Title V if, among other things, they satisfy certain conditions governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. Upon the conveyance of each Contract to the Trust, Receivables Corp. will represent that such Contract complied with applicable usury laws.

                        FEDERAL INCOME TAX CONSIDERATIONS

General


         The following is a general discussion of the material anticipated federal income tax considerations to investors of the purchase, ownership and disposition of the Offered Securities. Dewey Ballantine, counsel to the Company, has issued its approving opinion of the matters discussed herein. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities.


         The following  discussion  addresses securities of three general types:
(i) securities ("Grantor Trust Securities") representing interests in a Trust (a "Grantor Trust") which the Company will covenant not to elect to have treated as a real estate mortgage investment conduit (a "REMIC"); (ii) securities ("REMIC Securities") representing interests in a Trust, or a portion thereof, which the Company will covenant to elect to have treated as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986, as amended (the "Code"); and
(iii) securities ("Debt Securities") that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying Loans. This Prospectus does not address the tax treatment of partnership interests. Such a discussion will be set forth in the related Prospectus Supplement for any Trust issuing Securities characterized as partnership interests. The Prospectus Supplement for each series of Securities will indicate whether a REMIC election (or elections) will be made for the related Trust and, if a REMIC election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this discussion, references to a "Securityholder" or a "Holder" are to the beneficial owner of a Security.

Grantor Trust Securities

         With respect to each series of Grantor Trust Securities, Dewey Ballantine, special tax counsel to the Company, will deliver its opinion to the Company that the related Grantor Trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. Accordingly, each Holder of a Grantor Trust Security will generally be treated as the owner of an interest in the Loans included in the Grantor Trust.

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         For purposes of the  following  discussion,  a Grantor  Trust  Security representing an undivided equitable ownership interest in the principal of the Loans constituting the related Grantor Trust, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Security." A Grantor Trust Security representing ownership of all or a portion of the difference between interest paid on the Loans constituting the related Grantor Trust and interest paid to the Holders of Grantor Trust Fractional Interest Securities issued with respect to such Grantor Trust will be referred to as a "Grantor Trust Strip Security."

Special Tax Attributes

         Dewey Ballantine, special tax counsel to the Company, will deliver its opinion to the Company that (a) Grantor Trust Fractional Interest Securities will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code;
and  (iii)  "obligation[s]   (including  any  participation  or  certificate  of
beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (b) interest on Grantor Trust Fractional Interest Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. In addition, the Grantor Trust Strip Securities will be "obligation[s] (including any participation or certificate of beneficial ownership therein) . .
 .  principally  secured by an interest in real  property"  within the meaning of
Section 860G(a)(3)(A) of the Code.

Taxation of Holders of Grantor Trust Securities

         Holders of Grantor Trust Fractional Interest Securities generally will be required to report on their federal income tax returns their respective shares of the income from the Loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to Holders of any corresponding Grantor Trust Strip Securities) and, subject to the limitations described below, will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. If a Holder acquires a Grantor Trust Fractional Interest Security for an amount that differs from its outstanding principal amount, the amount includible in income on a Grantor Trust Fractional Interest Security may differ from the amount of interest distributable thereon. See "--Discount and Premium." Individuals holding a Grantor Trust Fractional Interest Security directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expense only to the extent that the aggregate of such Holder's miscellaneous itemized deductions exceeds 2% of such Holder's adjusted gross income. Further, Holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

         Holders of Grantor Trust Strip Securities generally will be required to treat such Securities as "stripped coupons" under Section 1286 of the Code.
Accordingly, such a Holder will be required to treat the excess of the total amount of payments on such a Security over the amount paid for such Security as original issue discount and to include such discount in income as it accrues over the life of such Security. See "--Discount and Premium."

         Grantor Trust Fractional Interest Securities may also be subject to the coupon stripping rules if a class of Grantor Trust Strip Securities is issued as part of the same series of Securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of such a Security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the Holder's income as it accrues (regardless of the Holder's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying Loans and (ii) the difference between the outstanding principal balance on the Security and the amount paid for such Security is less than 0.25% of such principal balance times the weighted average remaining maturity of the Security.

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Sales of Grantor Trust Securities

         Any gain or loss recognized on the sale of a Grantor Trust Security (equal to the difference between the amount realized on the sale and the adjusted basis of such Grantor Trust Security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting

         The Trustee will furnish to each Holder of a Grantor Trust Fractional Interest Security with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Loans and to interest thereon at the rate at which interest is payable on such Security. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Servicer, the Trustee will furnish to each Holder during such year such customary factual information as the Servicer deems necessary or desirable to enable Holders of Grantor Trust Securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC Securities

         If provided in a related Prospectus Supplement, an election will be made to treat a Trust as one or more REMICs under the Code. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of Securities for which such an election is made, Dewey Ballantine, special tax counsel to the Company, will deliver its opinion to the Company that, assuming compliance with the Agreement, the Trust will be treated as a REMIC for federal income tax purposes. A Trust for which a REMIC election is made will be referred to herein as a "REMIC Trust." The Securities of each class will be designated as "regular interests" in the REMIC Trust except that a separate class will be designated as the "residual interest" in the REMIC Trust. The Prospectus Supplement for each series of Securities will state whether Securities of each class will constitute a regular interest (a "REMIC Regular Security") or a residual interest (a "REMIC Residual Security").

         A REMIC Trust will not be subject to federal income tax except with respect to income from prohibited transactions and in certain other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the Loans in a REMIC Trust will be taxable to the Holders of the Securities of that series, as described below.

         Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC Regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC Securities. While certain material provisions of the REMIC Regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC Regulations in their specific circumstances.

Special Tax Attributes

         REMIC Regular Securities and REMIC Residual Securities will be "regular or residual interests in a REMIC" within the meaning of Section 7701(a)(19)(C)(xi) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. If at any time during a calendar year less than 95% of the assets of a REMIC Trust consist of "qualified mortgages" (within the meaning of Section 860G(a)(3) of the Code) then the portion of the REMIC Regular Securities and REMIC Residual Securities that are qualifying assets under those Sections during such calendar year may be limited to the portion of the assets of such REMIC Trust that are qualified mortgages. Similarly, income on the REMIC Regular Securities and REMIC Residual Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code,

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subject  to the same  limitation  as set forth in the  preceding  sentence.  For purposes of applying this limitation, a REMIC Trust should be treated as owning the assets represented by the qualified mortgages. REMIC Regular Securities and REMIC Residual securities held by a financial institution to which Section 585, 586 or 593 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. REMIC Regular Securities will also be qualified mortgages with respect to other REMICs.

Taxation of Holders of REMIC Regular Securities

         Except as indicated below in this federal income tax discussion, the REMIC Regular Securities will be treated for federal income tax purposes as debt instruments issued by the REMIC Trust on the date such Securities are first sold to the public (the "Closing Date") and not as ownership interests in the REMIC Trust or its assets. Holders of REMIC Regular Securities that otherwise report income under a cash method of accounting will be required to report income with respect to such Securities under an accrual method. For additional tax consequences relating to REMIC Regular Securities purchased at a discount or with premium, see "-Discount and Premium," below.

Taxation of Holders of REMIC Residual Securities

         Daily Portions. Except as indicated below, a Holder of a REMIC Residual Security for a REMIC Trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC Trust for each day during a calendar quarter that the Holder owned such REMIC Residual Security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC Trust for such quarter and by allocating the amount so allocated among the Holders of REMIC Residual Securities (on such day) in accordance with their percentage interests on such day. Any amount included in the gross income or allowed as a loss of any Holder of a REMIC Residual Security by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each Holder of a REMIC Residual Security report its daily portion of the taxable income or net loss of the REMIC Trust will continue until there are no Securities of any class outstanding, even though the Holder of the REMIC Residual Security may have received full payment of the stated interest and principal on its REMIC Residual Security.

         The Trustee will provide to Holders of REMIC Residual Securities of each series of Securities (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Securities of such series that may be required under the Code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC Trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC Trust. Such taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with certain modifications. First, a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in Section 163(d) of the Code) on the REMIC Regular Securities (but not the REMIC Residual securities), even though REMIC Regular Securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC Trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis of the REMIC Trust therein generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC Trust as it accrues under a constant yield method, taking into account the "Prepayment Assumption" (as defined in the related Prospectus Supplement, see "--Discount and Premium--Original Issue Discount," below). The basis of a REMIC Trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC Regular Securities and REMIC Residual Securities in the REMIC Trust on the related Closing Date. If, however, a substantial amount of a class of REMIC Regular Securities or REMIC Residual Securities has not been sold to the public, then the fair market value of all the REMIC Regular Securities or REMIC Residual Securities in that class as of the related Closing Date should be substituted for the issue price.

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         Third,  no item of  income,  gain,  loss or  deduction  allocable  to a prohibited transaction (see "-Taxes on a REMIC Trust-- Prohibited Transactions") will be taken into account. Fourth, a REMIC Trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of Section 703(a)(2) of the Code. Finally, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code will not be applied at the REMIC Trust level to any servicing and guaranty
fees  (See,   however,   "--Pass-Through  of  Servicing  and  Guaranty  fees  to
Individuals.") In addition, under the REMIC Regulations, any expenses that are incurred in connection with the formation of a REMIC Trust and the issuance of the REMIC Regular Securities and REMIC Residual Securities are not treated as expenses of the REMIC Trust for which a deduction is allowed. If the deductions allowed to a REMIC Trust exceed its gross income for a calendar quarter, such excess will be a net loss for the REMIC Trust for that calendar quarter. The REMIC Regulations also provide that any gain or loss to a REMIC Trust from the
disposition  of  any  asset,   including  a  qualified  mortgage  or  "permitted
investment" (as defined in Section 860G(a)(5) of the Code) will be treated as ordinary gain or loss.

         A Holder of a REMIC Residual Security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC Trust at a discount, some or all of the REMIC Regular Securities are issued at a discount, and the discount included as a result of a prepayment on a Loan that is used to pay principal on the REMIC Regular
Securities exceeds the REMIC Trust's deduction for unaccrued original issue discount relating to such REMIC Regular Securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Securities, may increase over time as the earlier classes of REMIC Regular Securities are paid, whereas interest income with respect to any given Loan expressed as a percentage of the outstanding principal amount of that Loan, will remain constant over time.

         Basis Rules and Distributions. A Holder of a REMIC Residual security has an initial basis in its Security equal to the amount paid for such REMIC Residual Security. Such basis is increased by amounts included in the income of the Holder and decreased by distributions and by any net loss taken into account with respect to such REMIC Residual Security. A distribution on a REMIC Residual Security to a Holder is not included in gross income to the extent it does not exceed such Holder's basis in the REMIC Residual Security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC Residual Security, shall be treated as gain from the sale of the REMIC Residual Security.

         A Holder of a REMIC Residual Security is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such Holder's adjusted basis in its REMIC Residual Security as of the close of such calendar quarter (determined without regard to such net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Security.

         Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Security are subject to certain special tax rules. With respect to a Holder of a REMIC Residual Security, the "excess inclusions" for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during such quarter that such REMIC Residual Security was held by such Holder. The "daily accruals" are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual
Security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the Settlement Date, based on quarterly compounding and properly adjusted for the length of such quarter. For this purpose, the "adjusted issue price" of a REMIC Residual Security as of the beginning of any calendar quarter is equal to the "issue price" of the REMIC Residual Security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to such REMIC Residual Security before the beginning of such quarter. The "issue price" of a REMIC Residual Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC Residual Security was sold. The "federal long-term rate" is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

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         For Holders of REMIC Residual  Securities that are thrift  institutions described in Section 593 of the Code, income from a REMIC Residual Security generally may be offset by losses from other activities. Under the REMIC Regulations, such an organization is treated as having applied its allowable deductions for the year first to offset income that is not an excess inclusion and then to offset that portion of its income that is an excess inclusion. For other Holders of REMIC Residual Securities, any excess inclusions cannot be offset by losses from other activities. For Holders that are subject to tax only on unrelated business taxable income (as defined in Section 511 of the Code), an excess inclusion of such Holder is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of Section 817 of the Code), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC Regulations indicate that if a Holder of a REMIC Residual Security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICS held by members of the affiliated group. For a discussion of the effect of excess inclusions on certain foreign investors that own REMIC Residual Securities, see "--Foreign Investors" below.

         The REMIC Regulations provide that an organization to which Section 593 of the Code applies and which is the Holder of a REMIC Residual Security may not use its allowable deductions to offset any excess inclusions with respect to such Security if such Security does not have "significant value." For this purpose, a REMIC Residual Security has "significant value" under the REMIC Regulations if (i) its issue price is at least 2% of the aggregate of the issue prices of all the REMIC Regular Securities and REMIC Residual Securities in that REMIC Trust and (ii) its "anticipated weighted average life" is at least 20% of the anticipated weighted average life of such REMIC Trust.

         In determining whether a REMIC Residual Security has significant value, the "anticipated weighted average life" of such Security is based in part on the Prepayment Assumption, except that all anticipated payments on such Security are taken into account, regardless to their designation as principal or interest. The anticipated weighted average life of a REMIC Trust is the weighted average of the anticipated weighted average lives of the Securities.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC Trust as excess inclusions if the REMIC Residual Security does not have significant value. Although the Treasury Department did not exercise this authority in the REMIC Regulations, future regulations may contain such a rule. If such a rule were adopted, it is unclear whether the test for significant value that is contained in the REMIC Regulations and discussed in the two preceding paragraphs would be applicable. If no such rule is applicable, excess inclusions would be calculated as discussed above.

         In the case of any REMIC Residual Securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain) will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Security as if held directly by such shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and certain cooperatives that hold a REMIC Residual Security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A Holder of a REMIC Residual Security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for such fees will be allowed to such Holder only to the extent that such fees, along with certain of such Holder's other miscellaneous itemized deductions exceed 2% of such Holder's adjusted gross income. In addition, a Holder of a REMIC Residual Security may not be able to deduct any portion of such fees in computing such Holder's alternative minimum tax liability. A Holder's share of such fees will generally be determined by (i) allocating the amount of such expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and
(ii) allocating the daily amount among the Holders in proportion to their respective holdings on such day.

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Taxes on a REMIC Trust

         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a "prohibited transaction" means the disposition of a qualified mortgage other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a qualified mortgage or certain other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased for temporary investment with payments on qualified mortgages pending distributions on the regular and residual interests.

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the related Closing Date). Exceptions are provided for contributions to a REMIC (i) during the three-month period beginning on the startup day, (ii) made to a qualified reserve fund by a Holder of a residual interest, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of two years, with possible extensions. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

         General. Except as provided below, if a REMIC Regular or Residual Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its "adjusted basis" in the Security. The "adjusted basis" of a REMIC Regular Security generally will equal the cost of such Security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to such Security and reduced by distribution on such Security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to such Security. See "--Discount and Premium." The adjusted basis of a REMIC Residual Security is determined as described above under "--Taxation of Holder of REMIC Residual Securities-- Basis Rules and Distributions". Except as provided in the following paragraphs or under Section 582(c) of the Code, any such gain or loss will be capital gain or loss, provided such Security is held as a "capital asset" (generally, property held for investment) within the meaning of Section 1221 of the Code.

         Gains from the sale of a REMIC Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the Holder of a REMIC Regular Security had income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on Treasury securities) as of the date of purchase over (ii) the amount actually includible in such Holder's income. In addition, gain recognized on such a sale by a Holder of a REMIC Regular Security who purchased such a Security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such Security was held by such Holder, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

         If a Holder of a REMIC Residual Security sells such Security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC Residual Security, such Holder purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in Section 7701(i) of the Code) comparable to a residual interest in a REMIC. Such disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply

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to that sale. While this rule may be modified by Treasury  regulations,  to date such regulations have not been published.

         Transfer of REMIC Residual Securities. Section 860E(c) of the Code imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC Residual Security to a "disqualified organization" and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, certain cooperatives, and nominees) that owns a REMIC Residual Security if such pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether pursuant to a purchase, a default under a secured lending agreement or otherwise.

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless such organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of a REMIC Residual Security and certain other provisions that are intended to meet this requirement are described in the related Pooling and Servicing Agreement, and will be discussed more fully in the related Prospectus Supplement relating to the offering of any REMIC Residual Security. In addition, a pass-through entity (including a nominee) that holds a REMIC Residual Security may be subject to additional taxes if a disqualified organization is a record-holder therein. A transferor of a REMIC Residual Security (or an agent of a transferee of a REMIC Residual Security, as the case may be) will be relieved of such tax liability with respect to a transfer if (i) the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no such tax will be imposed on a pass-through entity for a period with respect to an interest therein owned by a disqualified organization if (i) the record-holder of such interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during such period, the pass-through entity has no actual knowledge that the affidavit is false.

         Under the REMIC Regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below under "-- Foreign
Investors--Grantor Trust Securities and REMIC Regular Securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC Residual Security would be treated as constituting a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC Residual Securities is no less than the product of the present value of the "anticipated excess inclusions" with respect to such Security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC Trust in an amount sufficient to satisfy the liability for income tax on any excess inclusions at or after the time when such liability accrues. "Anticipated excess inclusions" are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC Residual Security, determined as of the date such Security is transferred and based on events that have occurred as of that date and on the Prepayment Assumption. See "-- Discount and Premium" and "--Taxation of Holders of REMIC Residual Securities--Excess Inclusions".

         The REMIC Regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC Residual Security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC Trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts

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as they  come  due and  finds  no  significant  evidence  to  indicate  that the transferee will not continue to pay its debts as they come due in the future, and (ii) the transferee makes certain representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC Residual Security should consult with their own tax advisors for further information regarding such transfers.

Reporting and Other Administrative Matters.

         For purposes of the administrative provisions of the Code, each REMIC Trust will be treated as a partnership and the Holders of REMIC Residual Securities will be treated as partners. The Trustee will prepare, sign and file federal income tax returns for each REMIC Trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the Trustee will furnish to each Holder that received a distribution during such year a statement setting forth the portions of any such distributions that constitute interest distributions, original issue discount, and such other information as is required by Treasury regulations and, with respect to Holders of REMIC Residual Securities in a REMIC Trust, information necessary to compute the daily portions of the taxable income (or net loss) of such REMIC Trust for each day during such year. The Trustee will also act as the tax matters partner for each REMIC Trust, either in its capacity as a Holder of a REMIC Residual Security or in a fiduciary capacity. Each Holder of a REMIC Residual Security, by the acceptance of its REMIC Residual Security, agrees that the Trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each Holder of a REMIC Residual Security is required to treat items on its return consistently with the treatment on the return of the REMIC Trust, unless the Holder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Trust level. The Trustee does not intend to register any REMIC Trust as a tax shelter pursuant to Section 6111 of the Code.

Termination

         In general, no special tax consequences will apply to a Holder of a REMIC Regular Security upon the termination of a REMIC Trust by virtue of the final payment or liquidation of the last of the Loans remaining in the Trust. If a Holder's adjusted basis in its REMIC Residual Security at the time such termination occurs exceeds the amount of cash distributed to such Holder in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the Holder of the REMIC Residual Security is entitled to a loss equal to the amount of such excess.

Debt Securities

General

         With respect to each series of Debt Securities, Dewey Ballantine, special tax counsel to the Company, will deliver its opinion to the Company that the Securities will be classified as debt of the Company secured by the related Loans. Consequently, the Debt Securities will not be treated as ownership interests in the Loans or the Trust. Holders will be required to report income received with respect to the Debt Securities in accordance with their normal method of accounting. For additional tax consequences relating to Debt
Securities purchased at a discount or with premium, see "-- Discount and Premium," below.

Special Tax Attributes

         As described above, Grantor Trust Securities will possess certain special tax attributes by virtue of their being ownership interests in the underlying Loans. Similarly, REMIC Securities will possess similar attributes by virtue of the REMIC provisions of the Code. In general, Debt Securities will not possess such special tax attributes. Investors to whom such attributes are important should consult their own tax advisors regarding investment in Debt Securities.

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Sale or Exchange

         If a Holder of a Debt Security sells or exchanges such Security, the Holder will recognize gain or loss equal to the difference, if any, between the amount received and the Holder's adjusted basis in the Security. The adjusted basis in the Security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Security and reduced by the payments previously received on the Security, other than payments of qualified stated interest, and by any amortized premium.

         In general (except as described under "-Discount and Premium--Market Discount," below), except for certain financial institutions subject to Section 582(c) of the Code, any gain or loss on the sale or exchange of a Debt Security recognized by a Holder who holds the Security as a capital asset (within the meaning of Section 1221 of the Code), will be capital gain or loss and will be long-term or short-term depending on whether the Security has been held for more than one year.

Discount and Premium

         A Security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all Grantor Trust Strip Securities and certain Grantor Trust Fractional Interest Securities will be treated as having original issue discount by virtue of the coupon stripping rules in Section 1286 of the Code. In very general terms, (i) original issue discount is treated as a form of interest and must be included in a Holder's income as it accrues (regardless of the Holder's regular method of accounting) using a constant yield method; (ii) market discount is treated as ordinary income and must be included in a Holder's income as principal payments are made on the Security (or upon a sale of a Security); and (iii) if a Holder so elects, premium may be amortized over the life of the Security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount

         In general, a Security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The "issue price" of a Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the Securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the Closing Date. The stated redemption price at maturity of a Security that has a notional principal amount or receives principal only, or that is or may be a Security with respect to which certain accrued interest is not distributed but added to the principal amount, is equal to the sum of all distributions to be made under such Security. The "stated redemption price at maturity" of any other Security is its stated principal amount, plus an amount equal to the excess (if any) of the interest payable on the first Distribution Date for the Security over the interest that accrues for the period from the Closing Date to the first Distribution Date.

         Notwithstanding the general definition, original issue discount will be treated as zero if such discount is less than 0.25 % of the stated redemption price at maturity multiplied by the weighted average life of the Security. The weighted average life of a Security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the Closing Date until the date on which each such distribution is expected to be made under the assumption that the Loans prepay at the rate specified in the related Prospectus Supplement (the "Prepayment Assumption"), by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the Security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

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         Section 1272(a)(6) of the Code contains special original issue discount rules directly applicable to REMIC Securities and Debt Securities and applicable by analogy to Grantor Trust Securities. Investors in Grantor Trust Securities should be aware that there can be no assurance that the rules described below will be applied to such Securities. In particular with respect to Grantor Trust Strip Securities, on June 12, 1996 the Treasury issued regulations concerning the tax treatment of debt instruments that provide for one or more contingent payments (the "Contingent Payment Regulations"). Investors should be aware that while the Contingent Payment Regulations do not specifically address the taxation of Grantor Trust Strip Securities, the IRS may take the position that Grantor Trust Strip Securities should be taxed under the methods described in those regulations. In the absence of specific guidance, however, the Trustee will apply the rules of Section 1272(a)(6) to calculate accruals of original issue discount on the Grantor Trust Securities. Under these rules (described in greater detail below), (i) the amount and rate of accrual of original issue discount on each series of Securities will be based on (x) the Prepayment Assumption, and (y) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains equal to the value of that rate on the Closing Date, and
(ii) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the Prepayment Assumption.

         Section 1272(a)(6)(b)(iii) of the Code requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The Company anticipates that the Prepayment Assumption for each series of Securities will be consistent with this standard. The Company makes no representation, however, that the Loans for a given series will prepay at the rate reflected in the Prepayment Assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Securities.

         Each Holder of a Security must include in gross income the sum of the "daily portions" of original issue discount on its Security for each day during its taxable year on which it held such Security. For this purpose, in the case of an original Holder, the "daily portions" of original issue discount will be determined as described as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The Trustee will supply, at the time and in the manner required by the IRS, to Holders of Securities, brokers and middlemen information with respect to the original issue discount accruing on the Securities. The Trustee will report original issue discount based on accrual periods of one month, each beginning on a payment date (or, in the case of the first such period, the Closing Date) and ending on the day before the next payment date.

         Under Section 1272(a)(6) of the Code, the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (i) the sum of (A) the present values of all the distributions remaining to be made on the Security, if any, as of the end of the accrual period and (B) the distribution made on such Security during the accrual period of amounts included in the stated redemption price at maturity over (ii) the "adjusted issue price" of such Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (i) the yield to maturity of the Security, calculated as of the Settlement Date, giving effect to the Prepayment Assumption, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, (iii) the Prepayment Assumption, and (iv) in the case of a Security calling for a variable rate of interest, and assumption that the value of the index upon which such variable rate is based remains the same as its value on the Closing Date over the entire life of such Security. The "adjusted issued price" of a Security at any time will equal the issue price of such Security, increased by the aggregate amount of previously accrued original issue discount with respect to such Security, and reduced by the amount of any distributions made on such Security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

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         In the  case of  Grantor  Trust  Strip  Securities  and  certain  REMIC
Securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of such negative amounts. The legislative history of Section 1272(a)(6) indicates that such negative amounts may be used to offset subsequent positive accruals, but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Holders of such Securities should consult their own tax advisors concerning the treatment of such negative accruals.

         A subsequent purchaser of a Security that purchases such Security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which its holds such Security, the daily portion of original issue discount with respect to such Security (but reduced, if the cost of such Security to such purchaser exceeds its adjusted issue price, by an amount equal to the product of (i) such daily portion and (ii) a constant fraction, the numerator of which is such excess and the denominator of which is the sum of the daily portions of original issue discount on such Security for all days on or after the day of purchase).

Market Discount

         A Holder that purchases a Security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of such Security (or, in the case of a Security with original issue discount, its adjusted issue price), will be required to allocate each principal distribution first to accrued market discount on the Security, and recognize ordinary income to the extent that such distribution does not exceed the aggregate amount of accrued market discount on such Security not previously included in income. With respect to Securities that have unaccrued original issue discount, such market discount must be included in income in addition to any original issue discount. A Holder that incurs or continues indebtedness to acquire a Security at a market discount may also be required to defer the deduction of all or a portion of the interest on such indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a Security may be treated as accruing either (i) under a constant yield method or (ii) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the Security, in any case taking into account the Prepayment Assumption. The Trustee will make available, as required by the IRS, to Holders of Securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a Security will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such Security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments (including prepayments) prior to the date of acquisition of the Security by the subsequent purchaser. If market discount on a Security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

Securities Purchased at a Premium

         A purchaser of a Security that purchases such Security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such Security (a "Premium Security") at a premium. Such a purchaser need not include in income any remaining original issue discount and may elect, under Section 171(c)(2) of the Code, to treat such premium as "amortizable bond premium." If a Holder makes such an election, the amount of any interest payment that must be included in such Holder's income of each period ending on a Distribution Date will be reduced by the portion of the premium allocable to such period based on the Premium Security's yield to maturity. The legislative history of the Tax Reform Act of 1986 states that such premium amortization should be made under principles analogous to those governing the accrual of market discount (as discussed above under "--Discount and Premium--Market Discount"). If such election is made by the Holder, the election will also apply to all bonds the interest on which is not excludible from gross income ("fully taxable bonds") held by the Holder at the beginning of the first taxable year to which the election

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applies and to all such fully  taxable bonds  thereafter  acquired by it, and is irrevocable without the consent of the IRS. If such an election is not made, (i) such a Holder must include the full amount of each interest payment in income as
it  accrues,   and  (ii)  the  premium  must  be  allocated  to  the   principal
distributions on the Premium Security and, when each such distribution is received, a loss equal to the premium allocated to such distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the Premium Security.

         Some Securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding such Securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that such a Security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In such event, Section 1272(a)(6) of the Code would govern the accrual of such original issue discount, but a Holder would recognize substantially the same income in any given period as would be recognized if an election were made under Section 171(e)(2) of the Code. Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of such Securities, the Trustee intends to furnish tax information to Holders of such Securities in accordance with the rules described in the preceding paragraph.

Special Election

         For any Security acquired on or after April 4, 1994, a Holder may elect to include in gross income all "interest" that accrues on the Security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A Holder should consult it own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

         Distributions of interest and principal, as well as distributions of proceeds from the sale of Securities, may be subject to the "backup withholding tax" under Section 3406 of the Code at rate of 31% if recipients of such distributions fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

Foreign Investors

Grantor Trust Securities and REMIC Regular Securities

         Distributions made on a Grantor Trust Security or a REMIC Regular Security to, or on behalf of, a Holder that is not a "U.S. Person" generally will be exempt from United States federal income and withholding taxes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate trust that is subject to United States federal income tax regardless of the source of its income. This exemption is applicable provided (a) the Holder is not subject to United States tax as a result of a connection to the United States other than ownership of the Security, (b) the Holder signs a statement under penalties of perjury that certifies that such Holder is not a U.S. Person, and provides the name and address of such Holder, and (c) the last U.S. Person in the chain of payment to the Holder receives such statement from such Holder or a financial institution holding on its behalf and does not have actual knowledge that such statement is false. Holders should be aware that the IRS might take the position that this exemption does not apply to a Holder that also owns 10% or more of the REMIC Residual Securities of any REMIC Trust, or to a Holder that is a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code.

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REMIC Residual Securities

         Amounts distributed to a Holder of a REMIC Residual Security that is not a U.S. Person generally will be treated as interest for purposes of applying the 30% (or lower treaty rate) withholding tax on income that is not effectively connected with a United States trade or business. Temporary Treasury Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC Residual Security to a Holder that is not a U.S. Person generally will be exempt from United States federal income and withholding tax, subject to the same conditions applicable to distributions on Grantor Trust Securities and REMIC Regular Securities, as described above, but only to the extent that the obligations directly underlying the REMIC Trust that issued the REMIC Residual Security (e.g., Loans or regular interests in another REMIC) were issued after July 18, 1984. In no case will any portion of REMIC income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--Taxation of Holders of REMIC Residual Securities--Excess Inclusions."

Taxation of the Securities Classified as Partnership Interests

         Certain Trusts may be treated as partnerships for Federal income tax purposes. In such event, the Trust may issue Debt Securities in the form of Notes, as described above, and may also issue Securities characterized as partnership interests ("Partnership Interests") as discussed in the related Prospectus Supplement.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans").
Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code ("Qualified Retirement Plans") and on Individual Retirement Accounts ("IRAs") described in Section 408 of the Code (collectively, "Tax-Favored Plans").

         Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may generally be invested in Securities without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a Qualified Retirement Plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Section 404 of ERISA imposes general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan. In addition, section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of ERISA Plans and Tax-Favored Plans (collectively, "Plans") and persons ("Parties in Interest" under ERISA or "Disqualified Persons" under the Code) who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest (or Disqualified Persons) that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed

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pursuant  to  Section  502(i) of ERISA or  Section  4975 of the  Code,  unless a statutory or administrative exemption is available.

         A Plan's investment in Securities may cause the Loans included in a Loan Pool to be deemed Plan assets. The United States Department of Labor ("DOL") has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an investment in an "equity interest" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

         Under the terms of the regulation, the Trust Estate may be deemed to hold plan assets by reason of a Plan's investment in a Security; such plan assets would include an undivided interest in the Loans and any other assets held by the Trust Estate. In such an event, persons providing services with respect to the assets of the Trust Estate may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the Code), with respect to transactions involving such assets unless such transactions are subject to a statutory or administrative exemption.

         An exception  applies if the class of equity  interests in question is:
(i) "widely held" (held by 100 or more investors who are independent of the Trust Estate and each other); (ii) freely transferable; and (iii) sold as part of an offering pursuant to (A) an effective registration statement under the Securities Act of 1933, and then subsequently registered under the Securities Exchange Act of 1934 or (B) an effective registration statement under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Publicly Offered Securities"). In addition, the regulation provides that if at all times more than 75% of the value of each class of equity interest in the Trust Estate is held by investors other than benefit plan investors (which is defined as including, among others, plans subject to ERISA, government plans and individual retirement accounts), the investing Plan's assets will not include any of the underlying assets of the Trust Estate.

         Under the regulation, a Plan will not be considered to have invested in an "equity interest" if the interest described is treated as indebtedness under applicable local law and has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be "equity interests" under the final regulation. If Notes of a particular series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such Notes, but not, by reason of such purchase, the underlying assets of the Trust Estate.

         If an investing Plan's assets are considered to include the underlying assets of the Trust Estate, an exemption may be available. Various underwriters and placement agents have been granted individual exemptions by the DOL from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of securities representing interests in, and the operation of, asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of such exemptions (each such exemption is referred to hereafter as the "Exemption"). These securities may include the Certificates. The obligations that may be held in trusts covered by the Exemption include obligations such as the Loans.

         Among the conditions which must be satisfied for the Exemption to apply are the following:

                  (i) The acquisition of the Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

                  (ii) The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other securities of the trust;

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                  (iii) The  Certificates  acquired by the Plan have  received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch");

                  (iv) The sum of all payments made to the underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting the Certificates. The sum of all payments made to and retained by the seller pursuant to the sale of the obligations to the trust represents not more than the fair market value of such obligations. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the related servicing agreement and reimbursement of the servicer's reasonable expenses in connection therewith;

                  (v) The Trustee is not an affiliate of any other member of the Restricted Group (as defined below); and

                  (vi) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust also must meet the following requirements:

                  (i) the corpus of the trust must consist solely of assets of the type which have been included in other investment pools;

                  (ii) securities in such other investment pools must have been rated in one of the three highest rating categories of Standard & Poor's, Moody's, D&P or Fitch for at least one year prior to the Plan's acquisition of securities; and

                  (iii) securities evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Securities.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of Certificates, at least fifty (50) percent of each class of Certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty (50) percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five (5) percent or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in Certificates does not exceed twenty-five (25) percent of all of the Certificates outstanding after the acquisition; and (iv) no more than twenty-five (25) percent of the assets of the Plan are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Company, the underwriters of the Certificates, the Trustee, the Servicer, any obligor with respect to obligations included in a Trust Estate constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in a Trust Estate, or any affiliate of such parties (the "Restricted Group").


         There are other class (e.g., Prohibited Transaction Class Exemption 83-1) and individual prohibited transaction exemptions issued by the DOL that could apply to a Plan's acquisition or holding of Securities. The applicable Prospectus Supplement under "ERISA Considerations" may contain additional information regarding the application of the Exemption, or other prohibited transaction exemptions that may be available, with respect to the series offered thereby.


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         Prospective  Plan  investors  should  consult with their legal advisors concerning  the impact of ERISA and the Code,  the potential  application of the regulation described above, the Exemption or other class and individual exemptions issued by the DOL to the purchase and holding of the Securities and the potential consequences to their specific circumstances, prior to making an investment in the Securities. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. In this regard, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 114 S. Ct. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan
assets"  for  purposes  of  ERISA  under  certain   circumstances.   Prospective
purchasers should determine whether the decision affects their ability to purchase the Securities.


         A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is UBTI within the meaning of
Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Security held by a Tax Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Federal Income Tax Considerations--REMICS--Taxation of Owners of REMIC Residual Securities--Excess Inclusions."

                            LEGAL INVESTMENT MATTERS


         Certain classes of Offered Securities will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in at least the second highest rating category by any Rating Agency, and as such may be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.


         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

         The Federal Financial Institutions Examination Council has adopted a supervisory policy statement (the "Policy Statement"), applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Securities will be treated as high-risk under the Policy Statement. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Securities. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

         There may be other restrictions on the ability of certain investors either to purchase certain classes of Securities or to purchase any class of Securities representing more than a specified percentage of the investors' assets. The Company will make no representations as to the proper characterization of any class of Securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Securities of any class constitute legal investments under SMMEA or are subject to investment, capital or other restrictions, and whether SMMEA has been overridden in any jurisdiction applicable to such investor.

                                 USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of Securities will be applied by the Company to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Loans underlying the Securities or will be deposited by the Company in its general funds and used by the Company for general corporate purposes, such as payment of salaries, rent, utilities and related business expenses. The Company expects that it will make additional sales of securities similar to the Securities from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of loans originated or purchased by the Company, prevailing interest rates, availability of funds and general market conditions.

                             METHODS OF DISTRIBUTION


         The Offered Securities will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the public offering or purchase price of such series and the net proceeds to the Company from such sale.


         The Company intends that Securities will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Securities may be made through a combination of two or more of these methods. Such methods are as follows:

                  1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

                  2. By placements by the Company with institutional investors through dealers; and

                  3. By direct placements by the Company with institutional investors.

         If underwriters are used in a sale of any Securities (other than in connection with an underwriting on a best efforts basis), such Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Securities will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

         In connection with the sale of the Securities, underwriters may receive compensation from the Company or from purchasers of the Securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Securities may be deemed to be underwriters in connection with such Securities, and any discounts or commissions received by them from the Company and any profit on the resale of Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. The Prospectus Supplement will describe any such compensation paid by the Company.

         It is anticipated that the underwriting agreement pertaining to the sale of any series of Securities will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Company will indemnify the several underwriters and the underwriters will indemnify the Company against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

         The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Company and purchasers of Securities of such series.


         The Company anticipates that the Offered Securities will be sold primarily to institutional investors. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Securities. Holders of Securities should consult with their legal advisors in this regard prior to any such reoffer or sale.


                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Company by Dewey Ballantine, New York, New York and by the office of the general counsel of the Company.

                             ADDITIONAL INFORMATION

         This Prospectus, together with the Prospectus Supplement for each series of Securities, contains a discussion of the material terms of the applicable exhibits to the Registration Statement and the documents referred to herein and therein. Copies of such exhibits are on file at the offices of the Securities and Exchange Commission in Washington, D.C., and may be obtained at rates prescribed by the Commission upon request to the Commission and may be inspected, without charge, at the Commission's offices.

                         INDEX OF PRINCIPAL DEFINITIONS


                                                                            Page
                                                                            ----
Accounts ................................................................     43
Accrual Securities ......................................................      8
AFH .....................................................................     59
AFL .....................................................................  1, 59
APR .....................................................................     24
ARM Loans ...............................................................     19
Balloon Amount ..........................................................     29
Balloon Loans ...........................................................     17
Bankruptcy Bond .........................................................     55
Bankruptcy Loss .........................................................     53
Bankruptcy Loss Amount ..................................................     53
Base Servicing Fee ......................................................     60
Book-Entry Securities ...................................................     38
Bulk Acquisitions .......................................................     10
Buydown Account .........................................................     23
Buydown Funds ...........................................................     23
Buydown Mortgage Loans ..................................................     23
Buydown Period ..........................................................     23
Cede ....................................................................     14
Certificates ............................................................      6
Closing Date ............................................................     40
CLTV (Combined Loan-to-Value Ratio) .....................................     25
Code ....................................................................     82
Collateral ..............................................................    1,6
Collateral Pool .........................................................     22
Collateral Schedule .....................................................     22
Company .................................................................  1, 59
Company's Seller's Guide ................................................     31
Compensating Interest ...................................................     47
Contracts ...............................................................  1, 22
Conventional Loans ......................................................     22
Convertible Loan ........................................................     29
Cooperative .............................................................     26
Cooperative Loans .......................................................     22
Cooperative Notes .......................................................     28
Credit Enhancement ......................................................      2
Credit Enhancer ......................................................... 21, 44
Cut-Off Date ............................................................     24
Debt Securities ......................................................... 14, 82
Debt Service Reduction ..................................................     55
Defaulted Mortgage Loss .................................................     53
Deferred Interest .......................................................     17
Deficient Valuation .....................................................     55
Deleted Loan ............................................................     31
Delinquency Advances ....................................................     46
Designated Depository Institution .......................................     42
Detailed Description ....................................................     22
Determination Date ......................................................     46
Direct or Indirect Participants .........................................     21
Disqualified Persons ....................................................     95

                                                                            Page
                                                                            ----
Distribution Account ...................................................      42
DTC ....................................................................      14
Due Date ...............................................................      42
Eligible Investments ...................................................      43
Equity Securities ......................................................    1, 7
ERISA ..................................................................      13
ERISA Plan(s) ..........................................................      95
Exchange Act ...........................................................      14
Extraordinary Losses ...................................................      53
FHA ....................................................................      27
Financial Guaranty Insurance Policy ....................................      56
Financial Guaranty Insurer .............................................      56
Fixed-Income Securities ................................................    1, 7
Forward Purchase Agreement .............................................      11
Fraud Loss .............................................................      53
Fraud Loss Amount ......................................................      53
Funding Period .........................................................  11, 41
Garn-St. Germain Act ...................................................      74
Graduated Payments .....................................................      23
Grantor Trust ..........................................................      82
Grantor Trust Fractional Interest Security .............................      82
Grantor Trust Securities ...............................................  13, 82
Grantor Trust Strip Security ...........................................      82
Guidelines .............................................................      30
Holder .................................................................      82
Home Improvement Loans .................................................      22
Indenture ..............................................................       7
Indenture Trustee ......................................................       7
Index ..................................................................      28
Indirect Participant(s) ................................................      38
Insurance Paying Agent .................................................      56
Insurance Proceeds .....................................................      42
Insured Payment ........................................................      56
Interest Payment Date ..................................................      66
Interest Rate ..........................................................       7
Investment Company Act .................................................      10
IRAs ...................................................................      95
IRS ....................................................................      84
Junior Lien Loans ......................................................      25
Land Secured Contracts .................................................      18
Letter of Credit .......................................................      54
Letter of Credit Bank ..................................................      54
Liquidated Mortgage Loan ...............................................      17
Liquidation Proceeds ...................................................      17
Loan Pool ..............................................................       1
Loan Purchase Price ....................................................      30
Loan Rate ..............................................................      23
Loans ..................................................................      22
LTV ....................................................................      25
Manufactured Homes .....................................................      27
Manufacturer's Invoice Price ...........................................      25
Master Commitments .....................................................      33

                                                                            Page
                                                                            ----
Master Servicer ........................................................       6
Master Servicing Fee ...................................................      60
Mixed Use Loans ........................................................   1, 22
Modified Loans .........................................................      29
Mortgage Loans .........................................................   1, 22
Mortgage Pool Insurance Policy .........................................      54
Mortgages ..............................................................      10
Multi-family Loans .....................................................      22
Negotiated Transactions ................................................      10
Net Liquidation Proceeds ...............................................      42
Net Loan Rate ..........................................................      66
Note Margin ............................................................      28
Notes ..................................................................   6, 28
Obligor ................................................................      16
Originator's Retained Yield ............................................      60
Originators ............................................................       1
Participants ...........................................................      38
Parties in Interest ....................................................      95
Partnership Interests ..................................................      14
Pass-Through Rate ......................................................      45
Paying Agent ...........................................................      45
Payment Date ...........................................................       9
Percentage Interest ....................................................      45
Physical Certificates ..................................................      38
Plan(s) ................................................................      13
Policy Statement .......................................................      98
Pool Factor ............................................................      48
Pooling and Servicing Agreement ........................................       7
Pre-Funding Account ....................................................      11
Premium Security .......................................................      93
Prepayment Assumption ..................................................      85
Principal Prepayments ..................................................      42
Properties .............................................................      22
Property ...............................................................      10
Purchase Obligation ....................................................      15
Qualified Replacement Loan .............................................      31
Qualified Retirement Plans .............................................      95
Rating Agencies ........................................................      14
Realized Loss ..........................................................      52
Record Date ............................................................       9
Relief Act .............................................................  21, 81
REMIC ..................................................................      82
REMIC Regular Securities ...............................................      13
REMIC Regular Security .................................................      84
REMIC Regulations ......................................................      84
REMIC Residual Securities ..............................................      13
REMIC Residual Security ................................................      84
REMIC Securities .......................................................      82
REMIC Trust ............................................................      84
REMIC(s) ...............................................................       2
Remittance Date ........................................................      43
Remittance Period ......................................................       9

                                                                            Page
                                                                            ----
REO Property ...........................................................      50
Reserve Fund ...........................................................      55
Rule of 78's ...........................................................      24
Securities .............................................................    1, 6
Security Registrar .....................................................      38
Securityholder .........................................................      82
Securityholders ........................................................       1
Senior Lien ............................................................      25
Senior Securities ......................................................       8
Servicer ...............................................................       6
Servicer(s) ............................................................       2
Servicing Advance(s) ...................................................      47
Servicing Agreement ....................................................       7
Servicing Fee ..........................................................      60
Single Family Loans ....................................................      22
SMMEA ..................................................................      13
Special Hazard Amount ..................................................      53
Special Hazard Insurance Policy ........................................      55
Special Hazard Insurer .................................................      55
Special Hazard Loss ....................................................      53
Statistic Calculation Date .............................................      24
Strip Securities .......................................................       8
Sub-Servicers ..........................................................       2
Sub-Servicing Account ..................................................      41
Sub-Servicing Agreement ................................................      51
Subordinate Securities .................................................       8
Subordinate(d) Amount ..................................................      53
Subsequent Collateral ..................................................      11
Subsequent Loans .......................................................      40
Tax Exempt Investor ....................................................      98
Tax-Favored Plans ......................................................      95
Title V ................................................................  75, 81
Title VIII .............................................................      76
Trust ..................................................................       1
Trust Agreement ........................................................       6
Trust Estate ...........................................................       1
Trustee ................................................................       6
UCC ....................................................................      38

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         Set forth below is an estimate of the amount of fees and expenses (other than underwriting discounts and commissions) to be incurred in connection with the issuance and distribution of the Offered Certificates.

            SEC Filing Fee.....................................     $345
            Trustee's Fees and Expenses*.......................    5,000
            Legal Fees and Expenses*...........................  212,500
            Accounting Fees and Expenses*......................   30,000
            Printing and Engraving Expenses*...................   35,000
            Blue Sky Qualification and Legal
              Investment Fees and Expenses*....................   10,000
            Rating Agency Fees*................................   40,000
            Certificate Insurer's Fee*.........................   40,000
            Miscellaneous*.....................................  200,000
                                                                 -------
                 TOTAL.........................................$ 572,845
                                                                 =======

- ----------
*  Estimated in accordance with Item 511 of Regulation S-K.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

               Indemnification. Under the laws which govern the organization of the Registrant, the Registrant has the power and in some instances may be required to provide an agent, including an officer or director, who was or is a party or is threatened to be made a party to certain proceedings, with indemnification against certain expenses, judgments, fines, settlements and other amounts under certain circumstances.

               Article VII, Section 6 of the By-Laws of Access Financial Lending Corp. provides that each person (including the heirs, executors, administrators, or estate of such person) who by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and who was, is or is threatened to be made a defendant in any threatened, pending or completed suit, action or proceeding, shall be indemnified by the corporation to the full extent permitted or authorized by the General Corporation Law of Delaware against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) actually and reasonably incurred by such person in defense of said suit, action or proceeding including, without limiting the generality of the foregoing, any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) arising out of or connected with the unlawful restraint or confinement of any such person for any purpose.

               The form of the Underwriting Agreement, filed as Exhibit 1.1 to this Registration Statement, provides that Access Financial Lending Corp. will indemnify and reimburse the underwriter(s) and each director, officer and controlling person of the underwriter(s) with respect to certain expenses and liabilities, including liabilities under the 1933 Act or other federal or state regulations or under the common law, which arise out of or are based on certain material misstatements or omissions in the Registration Statement. In addition, the Underwriting Agreement provides that the underwriter(s) will similarly indemnify and reimburse Access Financial Lending Corp. and each director, officer and controlling person of Access Financial Lending Corp. with respect to certain material misstatements or omissions in the Registration Statement which are based on certain written information furnished by the underwriter(s) for use in connection with the preparation of the Registration Statement.

               Insurance. As permitted under the laws which govern the organization of the Registrant, the Registrant has adopted by-laws which permit the board of directors to purchase and maintain insurance on behalf of the Registrant's agents, including its officers and directors, against any liability asserted against them in such capacity or arising out of such agents' status as such, whether or not the Registrant would have the power to indemnify them against such liability under applicable law. Access Financial Lending Corp. has general liability policies which insure its agents, including directors and officers, for general liability exposures.

               As permitted by the Employee Retirement Income Security Act of 1974, Access Financial Lending Corp. has obtained insurance covering all employees entrusted with fiduciary responsibilities under certain of its employee welfare or benefit plans. The maximum coverage provided by this policy is an aggregate of $5,000,000 per year, subject to a maximum $100,000 deductible amount with respect to each claim.

ITEM 16.  EXHIBITS.

       1.1**   --Form of Underwriting Agreement.

       1.2**   --Form of Indemnification Agreement.

       3.1**   --Certificate of Incorporation of Access Financial Lending Corp.

       3.2**   --By-Laws of Access Financial Lending Corp.

       4.1**   --Form of Pooling and Servicing Agreement.

       4.2**   --Form of Pooling and Servicing Agreement.


       4.3*    --Form of Indenture.

       5.1**   --Opinion of Dewey Ballantine with respect to validity.


       8.1*    --Opinion of Dewey Ballantine with respect to tax matters.

      10.1**   --Form of Financial Guaranty Insurance Policy.

      23.1     --Consents of Dewey  Ballantine  are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.


      99.1**   --Form of Prospectus Supplement.

      99.2**   --Form of Prospectus Supplement.

- ----------

*    Filed herewith.
**   Previously filed.

ITEM 17.  UNDERTAKINGS.

       A.      Undertaking in respect of indemnification

               Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above in Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

       B.      Undertaking pursuant to Rule 415.

               The Registrant hereby undertakes:

               (1)  To file,  during any period in which  offers or sales are
                    being made,  a   post-effective   amendment   to  this
                    Registration Statement:

                 (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) to reflect in the  Prospectus  any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                (iii) to  include  any  material  information  with  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement; provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       C.      UNDERTAKING PURSUANT TO RULE 512(j).

               THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES TO FILE AN APPLICATION FOR THE PURPOSE OF DETERMINING THE ELIGIBILITY OF THE TRUSTEE TO ACT UNDER SUBSECTION (a) OF SECTION 310 OF THE TRUST INDENTURE ACT ("ACT") IN ACCORDANCE WITH THE RULES AND REGULATIONS PRESCRIBED BY THE COMMISSION UNDER SECTION 305(b)(2) OF THE ACT.

                                          SIGNATURES



               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis Park, State of Minnesota on the 12th day of September, 1996.



                               ACCESS FINANCIAL LENDING CORP.


                               By  /s/ Leslie Zejdlik Foster
                                   -------------------------
                                   Leslie Zejdlik Foster
                                   President


               Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



           SIGNATURE                         TITLE                       DATE



    /s/ Leslie Zejdlik Foster        Director and President             September 12, 1996
   ---------------------------    (Principal Executive Officer)
      Leslie Zejdlik Foster


    /s/ Heather A. McQueen           Director and Treasurer             September 12, 1996
   --------------------------        (Principal Financial Officer
      Heather A. McQueen              and Principal Accounting Officer)


    /s/ Kenneth M. Duncan            Director, Chairman of the Board    September 12, 1996
   --------------------------        of Directors and Chief Executive
      Kenneth M. Duncan              Officer




                                  EXHIBIT INDEX


   Exhibit                                            Location of Document in
   Number        Description of Document                Sequential Numbering
                                                                System



       1.1**   --Form of Underwriting Agreement.

       1.2**   --Form of Indemnification Agreement.

       3.1**   --Certificate of Incorporation of Access
                 Financial Lending Corp.

       3.2**   --By-Laws of Access Financial Lending Corp.

       4.1**   --Form of Pooling and Servicing Agreement.

       4.2**   --Form of Pooling and Servicing Agreement.


       4.3*    --FORM OF INDENTURE.

       5.1**   --Opinion of Dewey Ballantine with respect to validity.


       8.1*    --Opinion of Dewey Ballantine with respect to tax matters.

      10.1**   --Form of Financial Guaranty Insurance Policy.

      23.1     --Consents of Dewey Ballantine are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.


      99.1**   --Form of Prospectus Supplement.

      99.2**   --Form of Prospectus Supplement.


- ----------

*    Filed herewith.
**   Previously filed.




                       STATEMENT OF DIFFERENCES
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    The section mark symbol shall be expressed as ........ ss.





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